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                          LUTHERAN BROTHERHOOD
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                            FAMILY OF FUNDS
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[ART OF 3D SQUARE WITH TREE, ACORN AND LEAF ON EACH OF ITS THREE
VISIBLE FACETS. Cross bar reads: GROWTH [DIAMOND] INCOME [DIAMOND]
STABILITY]

                          Semiannual Report
                            April 30, 1998

[LUTHERAN BROTHERHOOD LOGO OMITTED]

LUTHERAN
BROTHERHOOD
SECURITIES CORP.

[GRAPHIC OMITTED: PHOTO OF ROLF F. BJELLAND]



Our Message to You

April 30, 1998

Dear Shareholder,

Enclosed is the Lutheran Brotherhood Family of Funds Semiannual Report, which covers the six months ended April 30, 1998. The report includes a summary of the economic and market conditions that affected your investments during this time, as well as comments from the managers of individual fund portfolios describing the strategies they used in this environment. At the end of the report, you'll find a financial statement for each fund, as well as a list of each fund's investment holdings.

The past six months have brought continued rewards to investors. Nourished by a nearly perfect U.S. economic and market climate, both stocks and bonds thrived. Returns for stocks were especially impressive, after several years of above-average gains. Taken together, the Standard & Poor's 500 Index had a total cumulative return of nearly 130% for the 36 months ended April 30, 1998. Not since the 1950s have stocks had a better three-year run. Although returns for bonds were closer to historic norms during the period, bond prices became strong enough to drive the yield for 30-year U.S. Treasury bonds to its lowest level since the bonds were first introduced in 1977.

I'm often asked what investors should do now that the markets are so high. With stocks at record valuations, and vulnerable to periodic weakness, many shareholders wonder whether they should continue putting money into stocks or seek refuge in bonds and cash. Clearly, stock investors have been well compensated for staying invested through the market volatility of recent years. This has also been the case historically. Going forward, I believe stock investors can also reap healthy returns over the long term. Whether you, personally, should invest more in stocks depends largely on the amount of time your money will remain invested.

If your time frame is short, and near-term stock fluctuations make you nervous, consult your Lutheran Brotherhood Securities Corp. (LBSC) registered representative to determine an investment allocation that suits your needs. Even if you have a longer time frame, this discussion will be useful, since tremendous growth in the securities markets in recent years may have significantly altered the asset allocation of your investment portfolio.

As noted in our last report, Lutheran Brotherhood has developed a program called AssetMatchSM that you and your LBSC registered representative can use to find a mix of mutual funds appropriate for your time frame, risk tolerance, and financial goals. For more information about AssetMatch, this report, and any of the Lutheran Brotherhood Family of Funds, contact your LBSC registered representative, or call us toll free at 1-800-328-4552.

Sincerely,

/S/ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
Lutheran Brotherhood Family of Funds



Economic and Market Overview                        April 30, 1998


Stocks and bonds continued to flourish in recent months, fed by a strong U.S. economy with low inflation and interest rates. Although investors were unsure whether such conditions would continue, causing short-term market fluctuations, the Standard and Poor's 500 Index had a total return of 22.49% for the six months ended April 30, 1998, and the Lehman Brothers Aggregate Bond Index returned 3.59%.

Nearly As Good as It Gets

During the period, the gross domestic product (GDP), which measures the total value of U.S. goods and services, continued to strengthen. After growing at an annualized rate of 3.1% in the third quarter of 1997, GDP improved at a rate of 3.7% in the fourth quarter and a rate of 4.8% in the first quarter of 1998. This growth brought unemployment to its lowest level in several decades, which helped boost consumer confidence and spending. Meanwhile, the annual rate of inflation fell from 2.1% to 1.4% during the period, with further gains in productivity and healthy competition in product pricing.

Overseas, the currency problems that surfaced early in the period in Asia spawned a full-blown economic crisis there. Although this raised concerns about future U.S. trade and growth, it tended to calm fears of higher inflation. With the possibility of slower growth, the Federal Reserve left interest rates unchanged. At the same time, the troubles in Asia sparked an investor "flight to quality" that boosted demand for U.S. bonds. This, plus the first federal budget surplus since 1969, helped drive the yield for 30-year U.S. Treasury bonds down to 5.69%--an all-time low.

Although U.S. corporate earnings weakened slightly with reduced Asian trade, they continued to exceed expectations--due in part to lower prices for products imported from Asia. Stock investors were further encouraged by interventions of the International Monetary Fund (IMF), which lent stability to some economies and markets in Asia. With low bond yields, demand for stocks remained strong. Meanwhile, corporate consolidations and stock buyback programs continued to shrink the supply of stock shares. Although stocks encountered a brief correction in January, they quickly rebounded to new highs. Gains for stocks overseas were also strong, with a healthy advance in Europe and rebounds in many parts of Asia. For the six-month period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index had a total return of 15.59%.

Sector Performance

As stocks rallied, shares of large companies continued to outpace those of small- and medium-sized companies. Because investors were uncertain where the economy would head, they remained loyal to large firms with greater earnings consistency. Even so, returns for small-cap stocks were quite strong by historical measures-with the Russell 2000 Index earning a total return of 11.87%. Mid-cap issues were also strong, with the S&P 400 Mid-Cap Index returning 19.17% during the period.

Treasury bonds outperformed corporate bonds in this environment. Demand for corporates softened on concerns about future economic growth, as low interest rates spurred large supplies of new issues. In the U.S. Treasury market, however, there was increased demand from foreign investors and the prospect of smaller supplies resulting from the federal budget surplus. The strong supply of municipal bonds somewhat outpaced demand, causing municipals to underperform U.S. Treasuries, too.

New Opportunities

Now that the U.S. economy has reached a near-perfect balance of growth, employment and inflation, where do we go from here? Because stock and bond prices reflect the good news, what happens if storm clouds appear?

One of those clouds may be a worsening of Asia's economic problems. Although U.S. exports to the Far East account for only 5% of domestic goods and services, even small damage to U.S. earnings could weaken many stock prices here, since current prices reflect an expectation of continued strong earnings growth. Another cloud may be the tight U.S. labor market, which could put enough pressure on wages and inflation to force a rate hike by the Federal Reserve. The Fed has also signaled it may boost rates if rising stock prices overstimulate the economy.

In either case, slower economic growth seems likely in coming months. While this may cause a near-term correction in stock prices, it could help prolong the current expansion and lay the groundwork for further stock gains. And, because slower growth would also help keep inflation low, it could also signal additional gains for bonds.



LB Opportunity Growth Fund

[GRAPHIC OMITTED: PHOTO OF ROLF F. BJELLAND]

In early 1998, management of LB Opportunity Growth Fund assets was temporarily placed with a committee of experienced Lutheran Brotherhood equity managers under the general direction of Rolf Bjelland, Chairman and President of the Lutheran Brotherhood Family of Funds. In early May 1998, Fund shareholders overwhelmingly approved a temporary agreement between Lutheran Brotherhood and T. Rowe Price Associates (TRP) of Baltimore, Md., making TRP the LB Opportunity Growth Fund's investment subadvisor. In this role, TRP will be responsible for the day-to-day management of the Fund's assets under the supervision of Lutheran Brotherhood Research Corp., the Fund's investment adviser.


-----------------------------
Investment Objective:
To seek long-term growth of
capital by investing in small-
company stocks.
-----------------------------

Fund Facts

Inception Date:         1/8/93

Shareholder
Accounts:               59,636

Total Assets
(in millions):          $296.3


In the last six months economic uncertainty caused investors to favor stocks of large companies with reliable earnings and strong liquidity. Although stock returns for small companies were strong compared to their historic norms, they lagged returns for large and medium-sized firms during the period. This was especially true for stocks with market capitalizations under $250 million, where the LB Opportunity Growth Fund has many investments. Market capitalization categorizes companies by size, and is calculated by multiplying a company's number of outstanding shares of stock by the stock's price per share.

[GRAPHIC PIE CHART OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Short-term Securities        4.3%

Common Stocks               56.3%

The Fund's portfolio composition and top holdings represent all share classes.

With portfolio restructuring still underway, including moves into stocks with larger market capitalizations, the Fund underperformed for the period. During the six months ended April 30, 1998, the Fund had a total return (based on NAV) of -1.20%. That compares to an average return of 11.08% for small-company growth funds tracked by Lipper Analytical Services and a return of 11.87% for the Russell 2000 Index. Nevertheless, the Fund's one-year return (based on NAV) was 36.03%, significantly stronger than the six-month return.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                    % of Portfolio
-------------------------------------------------
Coach USA, Inc.                         1.5%

F.Y.I. Incorporated                     0.9%

Atrix Laboratories, Inc.                0.9%

Lithia Motors, Inc.                     0.9%

Silverleaf Resorts, Inc.                0.8%

Complete Management, Inc.               0.7%

US Office Products Company              0.7%

Metamor Worldwide, Inc.                 0.7%

PMT Services, Inc.                      0.6%

Macromedia, Inc.                        0.6%

These holdings represent 8.3% of the Fund's total investment portfolio.


Adding Stability

When the period began, the LB Opportunity Growth Fund had a weighted average market capitalization of about $673 million. In the six months that followed, we began selling stocks with market capitalizations of $200 million or less and bought stocks with market capitalizations of $500 million or more. By the end of the period this gave the Fund a weighted average market capitalization of about $1.5 billion. Such a strategy is the typical evolution for a small company fund with increasing assets. We believe the strategy should help reduce volatility in the Fund's returns over time with little loss of long-term growth potential.

To give the Fund additional stability in a volatile market, we made adjustments in the portfolio weightings of certain market sectors. This--along with changes in market values--resulted in reduced emphasis on consumer growth stocks. At the same time, there was a greater focus on stocks from the technology, financial, transportation, and consumer staples sectors. As in previous periods, we continued to diversify the Fund's portfolio across a broader range of investments. Over the last six months we increased the number of stocks in the Fund from 163 to 320. New additions included Universal Health Services, Outdoor Systems, Inc., Proffitt's, Inc., and Cambridge Technology Partners.

[GRAPHIC OMITTED: TOP 10 SECTORS]

Bank & Finance                        8.8%

Computer Software                     7.4%

Services                              6.9%

Oil and Oil Service                   6.5%

Computer & Office Equipment           6.2%

Electronics                           5.9%

Drugs & Health Care                   5.7%

Retail                                6.5%

Insurance                             3.6%

Health Care Management                2.8%

These sectors represent 59.3% of the Fund's total investment portfolio.


Attractive Valuations

If investors remain confident that U.S. economic growth will continue, stocks of smaller companies could outperform stocks of larger firms in the months ahead. Already, there are signs that the attractive valuations of small-cap issues are finding favor among investors looking for opportunities in an increasingly expensive market. Small-cap stocks may also draw investors who want to avoid multinational firms with strong trade ties to Asia. Because of their greater sensitivity to economic change, however, small-company stocks could underperform even further if investors expect economic growth to slow.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 1/31/93]

Performance Through April 30, 1998

         LB Opportunity                                Consumer
            Growth          Russell        Lipper        Price
             Fund         2000 Index       Average       Index

1993        10,000          10,000         10,000       10,000
1993         9,156           9,769          9,608       10,035
1993         9,512          10,086          9,934       10,070
1993         9,267           9,809          9,619       10,098
1993         9,967          10,243         10,127       10,112
1993        10,122          10,307         10,206       10,126
1993        10,055          10,449         10,263       10,126
1993        10,755          10,900         10,737       10,154
1993        11,443          11,208         11,076       10,175
1993        11,831          11,497         11,232       10,217
1993        11,387          11,122         10,886       10,224
1993        11,687          11,503         11,348       10,224
1994        11,964          11,863         11,650       10,252
1994        11,842          11,820         11,643       10,288
1994        11,043          11,197         11,014       10,323
1994        11,121          11,263         11,016       10,337
1994        10,699          11,137         10,778       10,344
1994        10,078          10,762         10,388       10,379
1994        10,433          10,938         10,451       10,407
1994        11,343          11,547         11,048       10,449
1994        11,509          11,508         11,285       10,477
1994        11,942          11,462         11,275       10,484
1994        11,698          10,999         10,848       10,498
1994        11,998          11,295         11,265       10,498
1995        11,476          11,153         11,229       10,540
1995        12,087          11,617         11,539       10,582
1995        12,531          11,816         11,892       10,617
1995        12,619          12,079         12,050       10,652
1995        12,963          12,286         12,232       10,673
1995        14,140          12,924         12,880       10,694
1995        15,716          13,669         13,823       10,694
1995        15,971          13,962         14,062       10,722
1995        16,315          14,212         14,375       10,743
1995        15,350          13,577         13,864       10,778
1995        16,049          14,147         14,366       10,771
1995        16,523          14,521         14,592       10,764
1996        16,249          14,505         14,520       10,827
1996        17,315          14,957         15,088       10,863
1996        17,698          15,267         15,450       10,919
1996        19,393          16,084         16,600       10,961
1996        20,759          16,717         17,262       10,982
1996        19,338          16,030         16,594       10,989
1996        17,630          14,631         15,222       11,010
1996        18,682          15,481         16,109       11,031
1996        20,158          16,086         16,919       11,066
1996        18,614          15,839         16,601       11,101
1996        17,944          16,491         17,108       11,122
1996        18,532          16,923         17,381       11,122
1997        18,887          17,262         17,769       11,157
1997        17,174          16,844         17,149       11,192
1997        15,261          16,049         16,291       11,220
1997        14,535          16,094         16,238       11,234
1997        16,757          17,883         18,111       11,227
1997        17,683          18,651         19,098       11,241
1997        18,686          19,518         20,250       11,255
1997        19,134          19,965         20,663       11,276
1997        21,340          21,426         22,205       11,304
1997        20,013          20,486         21,239       11,332
1997        19,165          20,352         20,994       11,325
1997        18,457          20,709         21,221       11,311
1998        17,911          20,381         20,843       11,332
1998        19,002          21,888         22,436       11,353
1998        19,725          22,789         23,457       11,374
1998        19,773          22,915         23,616       11,396

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performance of the Russell 2000 index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------
                                                 Since
                                               Inception
Class A shares           1-Year      5-Year     1/8/93
Net Asset Value          36.03%      16.36%      15.13%
Public Offering Price    30.62%      15.40%      14.26%

                                                 Since
                                               Inception
Class B shares           1-Year      5-Year    10/31/97
If Held (NAV)               NA         NA        -1.52%
If Redeemed (CDSC)          NA         NA        -6.44%

Institutional shares
Net Asset Value             NA         NA        -1.12%

*See accompanying notes to Portfolio Management Reviews.

As in previous months, we expect to seek sector allocations and investment diversity that should help foster greater stability in the Fund's returns. At the same time, we will continue to seek stocks that add value with the potential to incrementally enhance returns over time.



LB Mid Cap Growth Fund

[GRAPHIC OMITTED: PHOTO OF BRIAN L. THORKELSON]

Brian L. Thorkelson is portfolio manager for the Lutheran Brotherhood Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.


--------------------------------
Investment Objective:
To seek long-term growth of
capital by investing in common
stocks of medium-sized companies.
--------------------------------

Fund Facts
Inception Date:     5/30/97

Shareholder
Accounts:            11,097

Total Assets
(in millions):        $33.0


In the uncertain economic environment of the last six months, stocks of medium-sized firms outperformed stocks of small-sized firms but slightly underperformed stocks of large companies. Concerned that a hike in interest rates or trouble in Asia might curb U.S. economic growth, investors sought the greater earnings reliability and liquidity associated with larger firms.

During this time, the LB Mid Cap Growth Fund continued to build a portfolio of high-quality stocks with reasonable valuations. Like most new mutual funds, however, there were often times when we held large amounts of cash as we waited for attractive investment opportunities to put this cash to work. This caused the Fund to underperform its benchmarks during the recent reporting period. By historical mid-cap market standards, however, the Fund's return was still quite strong.

In the six months ended April 30, 1998, the Fund had a total return (based on NAV) of 13.58%. That compares to an average return of 14.40% for mid-cap growth funds tracked by Lipper Analytical Services and a return of 19.17% for the Standard & Poor's 400 Mid-Cap Index.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                  % of Portfolio
------------------------------------------------
USA Waste Services, Inc.              0.8%

SunGard Data Systems Inc.             0.8%

Clear Channel Communications          0.7%

BMC Software, Inc.                    0.7%

HBO & Company                         0.7%

Watson Pharmaceuticals, Inc.          0.7%

Compuware Corp.                       0.7%

Equifax Inc.                          0.7%

Advanced Fibre Communications         0.6%

Franklin Resources                    0.6%

These holdings represent 7% of the Fund's total investment portfolio.

Technology and Consumer Stocks Lead

During the period, the Fund enjoyed especially strong gains from holdings in the technology and consumer cyclical sectors--as well as from many individual positions. Among the top performers were Avid Technology (a manufacturer of audio and video editing systems), Lexmark International (a manufacturer of computer printers), McKesson Corp. (a distributor of drugs and toiletries), Harley Davidson (a manufacturer of motorcycles and related gear), and Total Renal Care (a provider of dialysis services). Returns from these stocks helped offset disappointing performances in the energy, basic materials, and capital goods sectors, as well as weak show-ings by individual holdings like PSS World Medical, Cendant, and Ikon Office Solutions.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Short-term Securities        4.8%

Common Stocks               96.2%

The Fund's portfolio composition and top holdings represent all share classes.

Because stock prices for medium-sized firms remained relatively volatile during this time, we adjusted industry sector weightings in the portfolio to improve the stability of Fund returns. Given the economic turmoil in Asia, we continued to emphasize companies that focus on domestic sales. These strategies, plus changes in market valuations, resulted in fewer investments in the consumer growth and basic industry sectors, and more investments in the energy and consumer staples sectors. We further encouraged stability by adding new positions to increase the portfolio's diversification. Among the stocks we introduced during the period were Apollo Group, Advanced Fibre Communication, BMC Software and Clear Channel Communications.


Looking Homeward

With less exposure to Asia's economic troubles than stocks of larger, multinational firms, shares of mid-cap companies could perform relatively well in the months ahead. Mid-cap stocks should also benefit from their stronger potential for growth and better valuations. As in previous months, we plan to continue focusing on growth investment opportunities--especially in the retail and health care sectors. We will also maintain sector weightings that can add stability to Fund returns in times of market volatility.

[GRAPHIC OMITTED: TOP 10 SECTORS]

Bank & Finance                     12.5%

Services                           8.3%

Drug & Health Care                 7.5%

Retail                             7.4%

Computer Software                  7.4%

Electronics                        6.0%

Computer & Office Equipment        5.3%

Oil & Oil Service                  5.3%

Telephone & Telecommunications     5.2%

Telecommunications Equipment       2.3%

These sectors represent 67.2% of the Fund's total investment portfolio.

Performance as of 4/30/98
LB Mid Cap Growth Fund
Annualized Total Returns*
------------------------------------------
                                   Since
                                 Inception
Class A shares                    5/30/97
Net Asset Value                   26.84%
Public Offering Price             21.71%

                                  Since
                                Inception
Class B shares                  10/31/97
If Held (NAV)                     13.17%
If Redeemed (CDSC)                 8.17%

Institutional shares
Net Asset Value                   13.70%

*See accompanying notes to Portfolio Management Reviews.

The LB Mid Cap Growth Fund was introduced on May 30, 1997.
Given its brief performance history, the growth of a $10,000 investment in the Fund is not illustrated in this report.



LB World Growth Fund

[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming International, the investment subadvisor for the LB World Growth Fund. He leads a team of 12 portfolio managers who have managed the assets of the LB World Growth Fund since its inception in September of 1995. Martin has been working in research and investment management since 1968 and has been with Rowe Price Fleming since 1979.


------------------------------------
Investment Objective:
To seek long-term growth of capital
by investing primarily in common
stocks of established companies
outside the United States.
------------------------------------

Fund Facts
Inception Date:         9/5/95

Shareholder
Accounts:               19,422

Total Assets
(in millions):           $88.3


As economic problems in Southeast Asia became a full-blown crisis, the Japanese economy and stock market also weakened. Although stocks initially retreated in Europe, too, they rebounded strongly once Southeast Asian economies began to stabilize. For some time, we've held a smaller portion of Japanese stocks in the LB World Growth Fund than those stocks represented in its market benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. This has allowed us to overweight the Fund in European stocks versus its benchmark. These regional weightings helped the Fund earn a total return (based on NAV) of 13.87% for the six months ended April 30, 1998, which was quite high by historic norms.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Short-Term Securities             4.3%

Preferred Stocks                  0.2%

Common Stocks & Stock Warrants   56.5%

The Fund's portfolio composition and top holdings represent all share classes.

Although overweightings in France, Norway, Sweden, and the Netherlands helped the Fund's performance over the period, underweightings in the strongly advancing markets of Germany, Spain, Portugal, and the United Kingdom limited Fund returns. As a result of this--and disappointing performances by certain individual stocks--the Fund lagged its benchmark slightly. During the six-month period, the EAFE Index had a return of 15.59%. Over the same time, the average international equity fund tracked by Lipper Analytical Services had a return of 16.22%.

De-emphasizing Asia

When the reporting period started, Japanese stocks represented about 21% of the Fund's assets, versus 29% of the EAFE Index. Having been slightly overweight in stocks in the emerging markets of Asia, we continued to reduce positions there--selling stocks of financial and real estate firms in Malaysia, Singapore and Hong Kong. We also trimmed positions in European firms with large Asian ties. We used the proceeds from sales of companies like Generale Des Eaux, a water distribution and hydraulic engineering firm, and engineering firms like Siemens and Asea Brown Boveri to buy shares of European banks, including Dresdner Bank in Germany and UBS in Switzerland. In Latin America we took profits in stocks from Brazil and Argentina and added Televisa, a media firm in Mexico.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                              % of
Top 10 Holdings                        Country             Portfolio
---------------------------------------------------------------------
National Westminster Bank              United Kingdom        2.8%

Royal Dutch Petroleum                  Netherlands           2.2%

Novartis AG                            Switzerland           1.9%

SmithKline Beecham plc                 United Kingdom        1.9%

ING Groep N.V.                         Netherlands           1.8%

Wolters Kluwer                         Netherlands           1.7%

Nestle                                 Switzerland           1.7%

Telecomunicacoes Brasilias ADR (USD)   Brazil                1.6%

Glaxo Wellcome                         United Kingdom        1.5%

Shell Transport & Trading              United Kingdom        1.4%

These holdings represent 18.5% of the Fund's total investment portfolio.

[GRAPHIC OMITTED: TOP 10 COUNTRIES]

Top 10 Countries
------------------------------
United Kingdom           18.9%

Japan                    17.1%

Netherlands              11.1%

France                    9.9%

Switzerland               7.8%

Germany                   6.4%

Italy                     5.4%

Sweden                    3.9%

Spain                     2.9%

Brazil                    2.4%

These countries represent 85.8% of the Fund's total investment portfolio.

During the first months of 1998, we further reduced investments in Japan, Malaysia and Singapore. By the end of April, Japanese stocks represented about 16% of the portfolio, versus 22% of the Index. Stocks in other parts of Asia represented 6% of the Fund at the end of the period versus 7% of the EAFE Index and 6.5% of the Fund when the period began. With the proceeds from these sales, we added European financial stocks such as AXA-UAP in France, a large insurance and financial services company that is the parent of Equitable Life. We also added Banca di Roma in Italy, and Credit Suisse in Switzerland, and restructured some holdings in Hong Kong and Australia.

Further Potential in Europe

Although stocks in Europe have advanced strongly in recent months, we believe further gains are possible. Economic fundamentals there are supportive of additional earnings growth, and European companies are committed to maximizing profits through corporate restructuring.

We continue to be wary of the Japanese market. Valuations for many growth companies are quite high, effective solutions to the country's economic problems seem elusive, and most corporations are unwilling to take on the restructuring necessary to improve earnings. We are also concerned about the outlook for smaller Asian markets, which may be plagued by regional economic woes for years to come. The future seems brighter for the emerging markets of Latin America, where the commitment to political and economic reform remains strong and stock valuations are still attractive.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 9/30/95]

Performance Through April 30, 1998

Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                         Morgan Stanley      Lipper Average   Consumer
           LB World   Capial International    International    Price
         Growth Fund      EAFE Index           Stock Funds     Index

1995        10,000          10,000               10,000       10,000
1995         9,430           9,734                9,790       10,033
1995         9,508          10,008                9,893       10,026
1995         9,817          10,413               10,203       10,020
1996        10,041          10,458               10,413       10,078
1996        10,108          10,495               10,443       10,111
1996        10,265          10,721               10,625       10,163
1996        10,567          11,035               10,957       10,202
1996        10,522          10,834               10,899       10,222
1996        10,634          10,898               10,975       10,228
1996        10,298          10,582               10,581       10,248
1996        10,444          10,607               10,691       10,268
1996        10,679          10,892               10,919       10,300
1996        10,612          10,783               10,829       10,333
1996        11,093          11,214               11,290       10,352
1996        11,135          11,073               11,320       10,352
1997        10,977          10,688               11,247       10,385
1997        11,090          10,865               11,394       10,418
1997        11,068          10,907               11,421       10,444
1997        11,135          10,967               11,449       10,457
1997        11,869          11,683               12,144       10,450
1997        12,378          12,331               12,702       10,463
1997        12,705          12,533               13,039       10,477
1997        11,531          11,599               12,078       10,496
1997        12,299          12,251               12,839       10,522
1997        11,395          11,311               11,862       10,548
1997        11,350          11,198               11,763       10,542
1997        11,377          11,299               11,862       10,529
1998        11,779          11,819               12,158       10,548
1998        12,458          12,580               12,944       10,568
1998        12,883          12,970               13,584       10,587
1998        12,975          13,075               13,772       10,607

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performance of the EAFE index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.


LB World Growth Fund
Annualized Total Returns*
------------------------------------------------
                                        Since
                                      Inception
Class A shares              1-Year      9/5/95
Net Asset Value             16.53%      12.49%
Public Offering Price       11.87%      10.79%

                                        Since
                                      Inception
Class B shares              1-Year     10/31/97
If Held (NAV)                 NA        13.57%
If Redeemed (CDSC)            NA         8.57%

Institutional shares
Net Asset Value               NA        14.07%

*See accompanying notes to Portfolio Management Reviews.



LB Fund

[GRAPHIC OMITTED: PHOTO OF JAMES M. WALLINE]

James M. Walline is a Chartered Financial Analyst and portfolio manager for the LB Fund. He is a vice president of Lutheran Brotherhood and has managed the Fund since 1994. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.


----------------------------------
Investment Objective:
To seek long-term growth of
capital by investing in the stocks
of leading U.S. companies.
----------------------------------

Fund Facts
Inception Date:           6/2/70

Shareholder
Accounts:                101,304

Total Assets
(in millions):          $1,217.1


In a nearly perfect domestic investment climate, stocks continued to climb during the period while continued growth in corporate earnings became less certain. In this climate, investors moved quickly among different market sectors, looking for stocks whose prices were reasonable considering the potential earnings growth of their companies. Individual stock selection, rather than sector selection and timing, became increasingly important as a result of this environment. By staying focused on high-quality companies with reasonable valuations, sound fundamentals and good earnings prospects, we helped the LB Fund make the most of the market's advance.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Short-Term Securities            3.4%

Common Stocks                   96.6%

The Fund's portfolio composition and top holdings represent all share classes.

For the six months ended April 30, 1998, the Fund had a total return (based on NAV) of 20.90%. This compared to a return of 17.39% for the average growth and income fund tracked by Lipper Analytical Services and a return of 22.49% for the S&P 500 Index.

Consumer Sector Leads the Way

Stock selection in the consumer sector was especially beneficial to Fund returns--particularly in the drug, health care and retail groups. Within those groups there were strong contributions from companies such as Merck, Pfizer and WalMart. Communications firms such as Ameritech and WorldCom also helped Fund performance, along with capital goods companies like Honeywell and AlliedSignal. Certain technology stocks, such as Lucent, Microsoft and Cisco enjoyed sizable gains, too. Returns from these and other holdings far outweighed disappointing performances from the Fund's energy stocks, which were hurt by falling oil prices, and shares of home loan resellers like the Federal National Mortgage Association, which were hurt by proposed changes in mortgage insurance laws.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                      % of Portfolio
---------------------------------------------------

Cisco Systems, Inc.                       2.1%
Halliburton Co.                           2.1%
Exxon Corp.                               2.1%
American International Group Inc.         2.1%
NationsBank Corp.                         2.1%
E.I. duPont de Nemours and Co.            2.1%
AlliedSignal Inc.                         2.0%
Dover Corp.                               2.0%
Intel Corp.                               2.0%
U.S. Bancorp                              2.0%

These holdings represent 20.6% of the Fund's total investment portfolio.

By maintaining a good balance among different market sectors, we were able to give more attention to individual issues, as investors rotated from one sector to another. As in previous months, we focused Fund investments on leading companies that can thrive in a mix of economic climates. This proved to be a sound strategy in an environment where investors remained committed to firms with reliable earnings. It also took advantage of the growing movement toward one-stop shopping for goods and services that large companies can provide.

[GRAPHIC OMITTED: TOP 10 SECTORS]

Bank & Finance                    17.9%

Drugs & Health Care               10.1%

Oil & Oil Service                 10.0%

Food & Beverage                    5.5%

Telephone & Telecommunications     5.3%

Conglomerates                      5.1%

Chemicals                          5.0%

Household Products                 4.8%

Retail                             4.8%

Computers & Office Equipment       4.4%

These sectors represent 72.9% of the Fund's total investment portfolio.

As part of our focus on strong fundamentals, we sold General Motors and Oracle during the period and bought American Home Products and American Express. Within the energy sector, we traded shares of Unocal and Amoco for shares of energy services firms whose earnings should be less dependent on changing oil prices, such as Schlumberger. In the banking sector, we reduced holdings in Citicorp and added BankAmerica to the portfolio.

Greater Attention to Yield

We believe the Fund's broad diversification and focus on relative value will continue to serve shareholders if a cloudy economic forecast keeps stock prices volatile. As before, we're focusing on companies with a definable competitive advantage that can enhance returns in a variety of market environments, as well as companies that can improve earnings by controlling costs. To limit volatility even further, we're looking for stocks that offer strong yield as well as solid growth potential.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 4/30/88]

Performance Through April 30, 1998

Growth of a $10,000 Investment
Class A shares (since 4/30/88)

                                            Lipper Average     Consumer
                       Standard & Poor's       Growth &          Price
           LB fund     500 Stock Index        Income Fund        Index

1988        10,000          10,000               10,000         10,000
1988         9,612          10,065               10,011         10,034
1988         9,994          10,534               10,476         10,077
1988         9,879          10,507               10,405         10,120
1988         9,603          10,136               10,154         10,162
1988         9,975          10,571               10,506         10,231
1988        10,199          10,877               10,684         10,265
1988        10,043          10,704               10,532         10,273
1988        10,227          10,893               10,712         10,290
1989        10,940          11,702               11,328         10,342
1989        10,693          11,392               11,170         10,384
1989        10,978          11,663               11,399         10,444
1989        11,501          12,284               11,865         10,512
1989        11,901          12,756               12,265         10,572
1989        11,796          12,693               12,203         10,598
1989        12,897          13,852               13,029         10,623
1989        13,333          14,109               13,304         10,640
1989        13,293          14,052               13,243         10,675
1989        12,500          13,738               12,863         10,726
1989        12,917          14,004               13,055         10,751
1989        12,949          14,341               13,236         10,769
1990        12,008          13,392               12,481         10,880
1990        12,114          13,540               12,642         10,931
1990        12,458          13,907               12,911         10,991
1990        12,243          13,574               12,596         11,008
1990        13,560          14,870               13,574         11,033
1990        13,643          14,781               13,558         11,093
1990        13,573          14,744               13,452         11,136
1990        12,465          13,398               12,385         11,238
1990        11,806          12,748               11,781         11,332
1990        11,798          12,707               11,599         11,401
1990        12,418          13,513               12,279         11,426
1990        12,697          13,890               12,635         11,426
1991        13,320          14,510               13,248         11,494
1991        14,177          15,522               14,113         11,512
1991        14,435          15,904               14,440         11,529
1991        14,513          15,956               14,452         11,546
1991        15,178          16,621               15,032         11,580
1991        14,333          15,867               14,396         11,614
1991        15,071          16,626               14,999         11,631
1991        15,527          17,000               15,342         11,665
1991        15,268          16,717               15,204         11,716
1991        15,591          16,964               15,437         11,734
1991        15,023          16,259               14,829         11,768
1991        16,858          18,120               16,295         11,776
1992        16,606          17,802               16,292         11,793
1992        16,780          18,010               16,567         11,836
1992        16,354          17,661               16,281         11,896
1992        16,471          18,201               16,536         11,913
1992        16,623          18,263               16,639         11,930
1992        16,225          17,995               16,304         11,973
1992        16,720          18,754               16,849         11,998
1992        16,414          18,350               16,531         12,032
1992        16,644          18,564               16,727         12,067
1992        16,970          18,651               16,833         12,109
1992        17,692          19,258               17,454         12,126
1992        17,835          19,500               17,717         12,118
1993        18,178          19,680               17,917         12,178
1993        18,237          19,927               18,050         12,220
1993        18,764          20,349               18,516         12,263
1993        18,447          19,880               18,177         12,297
1993        18,907          20,379               18,602         12,314
1993        18,969          20,446               18,660         12,331
1993        18,805          20,385               18,643         12,331
1993        19,360          21,139               19,325         12,366
1993        19,328          20,976               19,314         12,391
1993        19,525          21,431               19,588         12,442
1993        19,018          21,204               19,322         12,451
1993        19,384          21,469               19,743         12,451
1994        20,075          22,214               20,359         12,485
1994        19,527          21,590               19,962         12,528
1994        18,578          20,653               19,126         12,570
1994        18,622          20,936               19,305         12,588
1994        18,830          21,244               19,491         12,596
1994        18,314          20,723               19,046         12,639
1994        18,864          21,426               19,570         12,673
1994        19,547          22,289               20,318         12,724
1994        19,217          21,741               19,867         12,758
1994        19,504          22,247               20,081         12,767
1994        18,709          21,422               19,342         12,784
1994        18,723          21,737               19,547         12,784
1995        19,177          22,317               19,827         12,835
1995        19,719          23,170               20,570         12,886
1995        20,073          23,863               21,099         12,929
1995        20,661          24,576               21,616         12,972
1995        21,339          25,522               22,314         12,997
1995        22,039          26,117               22,783         13,023
1995        23,020          27,002               23,530         13,023
1995        22,764          27,056               23,664         13,057
1995        23,622          28,195               24,395         13,083
1995        23,666          28,114               24,124         13,126
1995        24,761          29,325               25,186         13,117
1995        24,722          29,891               25,627         13,108
1996        25,417          30,928               26,324         13,185
1996        25,728          31,194               26,674         13,228
1996        25,859          31,500               27,015         13,296
1996        26,364          31,979               27,410         13,348
1996        26,820          32,769               27,925         13,373
1996        26,664          32,897               27,886         13,382
1996        25,376          31,456               26,692         13,407
1996        26,063          32,110               27,421         13,433
1996        27,423          33,911               28,682         13,476
1996        27,833          34,868               29,262         13,518
1996        29,860          37,490               31,219         13,544
1996        28,979          36,747               30,832         13,544
1997        30,803          39,066               32,143         13,587
1997        30,751          39,351               32,332         13,629
1997        29,550          37,730               31,162         13,664
1997        31,351          39,998               32,315         13,681
1997        32,917          42,402               34,296         13,672
1997        34,314          44,305               35,630         13,689
1997        36,851          47,832               38,306         13,706
1997        34,785          45,144               36,938         13,732
1997        36,420          47,631               38,803         13,766
1997        35,346          46,060               37,422         13,800
1997        36,538          48,174               38,485         13,792
1997        37,065          49,002               39,139         13,775
1998        37,457          49,566               39,241         13,800
1998        40,085          53,120               41,952         13,826
1998        42,314          55,845               43,853         13,851
1998        42,735          56,414               44,182         13,851

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performance of the S&P 500 index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

LB Fund
Annualized Total Returns*
-------------------------------------------------------------------
                                                            Since
                                                          Inception
Class A shares            1-Year     5-Year      10-Year    6/2/70
Net Asset Value            36.31%    18.29%       16.10%     12.17%
Public Offering Price      30.86%    17.33%       15.62%     12.00%

                                                            Since
                                                          Inception
Class B shares            1-Year     5-Year      10-Year   10/31/97
If Held (NAV)                NA         NA          NA      20.51%
If Redeemed (CDSC)           NA         NA          NA      15.51%

Institutional shares
Net Asset Value              NA         NA          NA      21.06%

*See accompanying notes to Portfolio Management Reviews.



LB High Yield Fund

[GRAPHIC OMITTED: PHOTO OF PAUL J. OCENASEK]

Paul J. Ocenasek, is a Chartered Financial Analyst and portfolio manager of the LB High Yield Fund. Paul has worked in Lutheran
Brotherhood's Investment Division since 1987 and served in many roles: analyst, researcher, associate management and portfolio manager.


---------------------------------
Investment Objective:
To seek high current income and growth
of capital by investing primarily in high-
yielding ("junk") corporate bonds.
---------------------------------

Fund Facts
Inception Date:         4/3/87

Shareholder
Accounts:               63,841

Total Assets
(in millions):          $941.7


Prices for corporate bonds, like those for stocks, fluctuated on earnings concerns in the past six months but ended the period in a position of strength. Corporate bond prices softened early in the period, as falling interest rates boosted supplies of new bond issues and trouble in Asia raised the fear of lower corporate earnings. The corporate bond sector later rebounded, however, as concerns about earnings eased. With particularly strong income streams, high-yield corporate bonds earned good returns in this environment and outperformed other fixed-income issues.

For the six months ended April 30, 1998, the LB High Yield Fund had a total return (based on NAV) of 5.45%. That compares with a return of 6.36% for the average high-yield bond fund tracked by Lipper
Analytical Services, and a return of 5.68% for the Lehman Brothers High-Yield Index.

Curbing Volatility

During the period the Fund remained heavily weighted in issues of media/telecommunications firms, which we expect to benefit from long-term trends like industry deregulation. These issues performed particularly well in the early and middle parts of the period--before earnings concerns and large supplies of new bonds weakened their prices. We tried to make the most of this environment by trimming media/telecommunications issues when their prices became expensive and adding to those positions when their prices became more attractive.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Corporate Bonds                    83.6%

Foreign Gov't Bonds                 0.3%

Short-Term Securities               2.4%

Common Stocks & Stock Warrants      2.8%

Non-Convertible Preferred Stocks    7.9%

Convertible Preferred Stocks        3.1%

The Fund's portfolio composition and top holdings represent all share classes.

Throughout the period, we took several steps to offset the extra volatility often encountered in the media/telecommunications sector. With investors increasingly nervous about earnings, we continued to give greater attention to corporate debt with higher credit ratings. Over the period, we increased holdings in bonds with a Moody's quality rating of "Ba" from 13% of the portfolio to 19%. We further enhanced the stability of Fund returns by adding issues with somewhat shorter maturities, which tend to be less sensitive to changes in market interest rates. In making these changes, we purchased issues from a broad range of industry groups, which gave the portfolio greater diversity.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

             TOP 10 INDUSTRIES
----------------------------------------
Telecommunications                17.5%

Broadcasting                      12.2%

Bank & Finance                     6.5%

Oil & Gas                          4.2%

Food & Beverage                    3.9%

Leisure & Entertainment            3.3%

Paper & Forest Products            2.8%

Textiles & Apparel                 2.5%

Computers & Office Equipment       2.4%

Mining & Metals                    2.2%

These industries represent 57.5% of the Fund's total investment portfolio.

Further Choppiness Ahead

Although returns for high-yield corporates may be choppy in coming months, as investors respond to short-term economic news and signals from the Fed, we believe the high yield market should continue to perform well against other fixed-income securities. High-yield corporates should continue to benefit from good economic conditions and coupon yields that are particularly attractive in today's climate of low inflation.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                    0.0%

Aa                     0.0%

A                      0.4%

Baa                    0.8%

Ba                    18.8%

B                     61.9%

Caa                   10.8%

Ca                     0.1%

C                      0.0%

D                      0.2%

Not Rated              7.0%

We plan to remain heavily committed to the media/telecommunications area, which we expect to enhance the Fund's long-term performance potential. As before, we'll trim holdings in that sector when prices become expensive and add positions when prices are more reasonable. As long as a significant slowdown in economic growth remains possible, we will maintain stronger weightings in higher-quality high-yield issues. Additionally, we'll carefully manage bond maturities to help maximize yields and minimize interest rate risk.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 4/30/88]

Performance Through April 30, 1998

Growth of a $10,000 Investment
Class A shares (since 4/30/88)

             LB High      Lehman High  Lipper Average       Consumer
           Yield Fund     Yield Index   High Current      Price Index

1988         10,000         10,000         10,000            10,000
1988          9,572         10,015         10,026            10,034
1988          9,795         10,161         10,230            10,077
1988          9,856         10,228         10,332            10,120
1988          9,825         10,213         10,343            10,162
1988          9,928         10,342         10,436            10,231
1988         10,031         10,467         10,564            10,265
1988         10,031         10,529         10,577            10,273
1988         10,179         10,578         10,632            10,290
1989         10,383         10,764         10,816            10,342
1989         10,439         10,788         10,862            10,384
1989         10,354         10,704         10,825            10,444
1989         10,285         10,749         10,818            10,512
1989         10,514         10,957         10,974            10,572
1989         10,779         11,093         11,157            10,598
1989         10,742         11,079         11,173            10,623
1989         10,806         11,116         11,180            10,640
1989         10,583         10,930         11,004            10,675
1989         10,146         10,671         10,678            10,726
1989         10,085         10,649         10,626            10,751
1989          9,906         10,666         10,550            10,769
1990          9,603         10,437         10,278            10,880
1990          9,371         10,222         10,028            10,931
1990          9,410         10,490         10,145            10,991
1990          9,413         10,472         10,139            11,008
1990          9,722         10,674         10,361            11,033
1990          9,842         10,932         10,570            11,093
1990         10,016         11,226         10,789            11,136
1990          9,633         10,588         10,349            11,238
1990          9,205          9,815          9,827            11,332
1990          8,881          9,299          9,405            11,401
1990          9,023          9,590          9,442            11,426
1990          9,168          9,643          9,472            11,426
1991          9,221          9,908          9,604            11,494
1991          9,894         10,992         10,294            11,512
1991         10,366         11,640         10,806            11,529
1991         10,743         12,117         11,221            11,546
1991         10,840         12,139         11,291            11,580
1991         11,147         12,498         11,529            11,614
1991         11,459         12,898         11,873            11,631
1991         11,627         13,195         12,096            11,665
1991         11,812         13,378         12,299            11,716
1991         12,236         13,825         12,691            11,734
1991         12,424         13,897         12,810            11,768
1991         12,477         14,097         12,921            11,776
1992         13,055         14,593         13,434            11,793
1992         13,421         14,954         13,755            11,836
1992         13,664         15,139         13,968            11,896
1992         13,783         15,197         14,069            11,913
1992         13,998         15,411         14,274            11,930
1992         14,078         15,556         14,418            11,973
1992         14,322         15,791         14,676            11,998
1992         14,518         15,998         14,863            12,032
1992         14,666         16,161         15,016            12,067
1992         14,400         15,933         14,765            12,109
1992         14,651         16,134         14,984            12,126
1992         14,988         16,318         15,183            12,118
1993         15,603         16,792         15,596            12,178
1993         15,792         17,088         15,897            12,220
1993         16,096         17,308         16,212            12,263
1993         16,160         17,459         16,340            12,297
1993         16,434         17,667         16,598            12,314
1993         16,941         18,038         16,983            12,331
1993         17,076         18,213         17,151            12,331
1993         17,212         18,366         17,278            12,366
1993         17,205         18,413         17,332            12,391
1993         17,744         18,785         17,720            12,442
1993         17,811         18,876         17,833            12,451
1993         18,115         19,110         18,097            12,451
1994         18,649         19,524         18,528            12,485
1994         18,584         19,474         18,493            12,528
1994         17,896         18,737         17,897            12,570
1994         17,622         18,610         17,638            12,588
1994         17,691         18,619         17,678            12,596
1994         17,701         18,677         17,654            12,639
1994         17,558         18,836         17,622            12,673
1994         17,687         18,970         17,632            12,724
1994         17,604         18,971         17,632            12,758
1994         17,661         19,017         17,615            12,767
1994         17,236         18,777         17,379            12,784
1994         17,157         18,916         17,400            12,784
1995         17,235         19,174         17,540            12,835
1995         17,892         19,831         18,018            12,886
1995         18,075         20,045         18,182            12,929
1995         18,511         20,555         18,625            12,972
1995         18,887         21,130         19,039            12,997
1995         18,990         21,272         19,098            13,023
1995         19,587         21,540         19,434            13,023
1995         19,670         21,606         19,486            13,057
1995         19,839         21,872         19,718            13,083
1995         19,944         22,008         19,876            13,126
1995         20,184         22,202         20,009            13,117
1995         20,483         22,550         20,313            13,108
1996         20,974         22,947         20,736            13,185
1996         21,512         22,965         20,912            13,228
1996         21,303         22,949         20,835            13,296
1996         21,413         23,000         20,999            13,348
1996         21,617         23,138         21,163            13,373
1996         21,449         23,330         21,190            13,382
1996         21,281         23,437         21,305            13,407
1996         21,632         23,690         21,644            13,433
1996         22,343         24,261         22,211            13,476
1996         22,267         24,448         22,331            13,518
1996         22,480         24,930         22,744            13,544
1996         22,728         25,109         23,014            13,544
1997         22,997         25,355         23,245            13,587
1997         23,293         25,774         23,661            13,629
1997         22,561         25,389         23,190            13,664
1997         22,559         25,656         23,378            13,681
1997         23,423         26,205         23,978            13,672
1997         24,062         26,569         24,367            13,689
1997         24,889         27,300         25,000            13,706
1997         24,965         27,237         25,050            13,732
1997         25,724         27,894         25,637            13,766
1997         25,480         28,108         25,537            13,800
1997         25,531         28,662         25,741            13,792
1997         25,790         28,869         26,029            13,775
1998         26,315         29,151         26,529            13,800
1998         26,676         29,632         26,728            13,826
1998         27,011         29,191         27,067            13,851
1998         26,870         29,497         27,143            13,851

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performance of the Lehman High Yield index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

LB High Yield Fund
Annualized Total Returns*
------------------------------------------------------------------
                                                          Since
                                                        Inception
Class A shares             1-Year   5-Year    10-Year    4/3/87
Net Asset Value            19.11%   10.70%     10.84%    10.23%
Public Offering Price      14.34%    9.79%     10.38%    9.82%

                                                          Since
                                                        Inception
Class B shares             1-Year   5-Year    10-Year    10/31/97
If Held (NAV)                NA       NA         NA       5.20%
If Redeemed (CDSC)           NA       NA         NA       0.20%

Institutional shares
Net Asset Value              NA       NA         NA       5.68%

*See accompanying notes to Portfolio Management Reviews.



LB Income Fund

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN AND MIKE G. LANDREVILLE]

Charles E. Heeren (on right), a vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and co-portfolio manager for the LB Income Fund. He has managed the Fund since January 1986, and has been with Lutheran Brotherhood since 1976.

Mike G. Landreville, an assistant vice president of Lutheran
Brotherhood, is co-portfolio manager of the LB Income Fund. He has worked in Lutheran Brotherhood's bond department for more than 14 years and managed various fixed-income portfolios. Mike is a Certified Public Accountant and Chartered Financial Analyst.


---------------------------------
Investment Objective:
To seek high current income while
preserving principal by investing in
investment-grade bonds and other
income-producing securities.
---------------------------------

Fund Facts
Inception Date:           6/1/72

Shareholder
Accounts:                 54,349

Total Assets
(in millions):            $760.3


With bonds trading in a relatively narrow range during the past six months, we used several strategies to enhance returns of the LB Income Fund. Beginning last November, we began investing a limited portion of the Fund's assets in lower-rated, higher-yielding corporate bonds. Besides providing greater income, these bonds enjoyed good price appreciation while economic strength caused some of their credit ratings to advance. In addition, we maintained positions in dollar-denominated "Yankee" bonds issued in the United States by foreign companies and governments. Some of these bonds were from Asian issuers and rebounded strongly in early 1998 after underperforming late in 1997 as the Asian economic crisis reached its peak. We also held a small position in bonds that can be converted into equities. With the continued rally in stock prices, these convertibles enjoyed strong price gains, too.

[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Short-Term Securities           6.9%

Corporate Bonds                47.5%

Foreign Government Bonds        9.2%

Asset-Backed Bonds             11.3%

Mortagage-Backed Securities    13.0%

U.S. Government                13.3%

Common Stocks                   0.2%

Preferred Stocks                1.2%

The Fund's portfolio composition and top holdings represent all share classes.

These strategies helped the LB Income Fund earn a total return (based on NAV) of 3.63% for the six months ended April 30, 1998. That exceeded the average return of 3.29% for high-quality corporate bond funds tracked by Lipper Analytical Services. Over the same time, the Lehman Aggregate Bond Index had a return of 3.59%.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                              % of
Top 10 Holdings                              Security       Portfolio
---------------------------------------------------------------------
Government National Mortgage Association    Mortgage-backed     5.5%
U.S. Treasury Bonds                         U.S. Government     4.6%
U.S. Treasury Bonds                         U.S. Government     3.7%
U.S. Treasury Bonds                         U.S. Government     3.1%
U.S. Treasury Bonds                         U.S. Government     2.8%
Federal National Mortgage Association       Mortgage-backed     2.5%
World Omni Auto Lease Trust                 Asset-backed        2.2%
World Financial Network Credit Card         Asset-backed        2.0%
U.S. Treasury Bonds                         U.S. Government     1.8%
Equitable Life Assurance Society            Corporate           1.7%

These holdings represent 29.9% of the Fund's total investment portfolio.

Focus on Value

The strategies we used during the period were part of a larger effort to find investments that represented good value for the Fund. Our move into higher-yielding corporates, made possible by a minor change to the Fund's investment policy, focused on issues that we think have been oversold. These included bonds of energy companies hurt by falling oil prices and bonds of utility firms left behind in the stock rally. We also found attractive prices in high-yield issues of media/telecommunications firms.

We offset the greater risk associated with high-yield bonds by trading some asset-backed securities and better-quality corporate bonds for U.S. Treasury issues. In changing the mix of corporate bonds we reduced holdings in some financial firms, which had performed strongly for some time, as well as transportation issues.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                   46.8%

Aa                     8.7%

A                     17.0%

Baa                   14.8%

Ba                    12.1%

B                      1.6%

Caa                    0.0%

Ca                     0.0%

C                      0.0%

Not Rated              0.0%

Keeping an Eye on Profits

We continue to hold a greater weighting in corporate bonds than the Fund's benchmark index. If a relapse in Asia's problems or a hike in interest rates threatens U.S. economic growth, we may trade additional corporates for U.S. Treasuries and trim investments in some of the Fund's high-yield issues. Recently, we reduced the Fund's holdings in long-term corporate bonds, which are especially sensitive to concerns about the economy and company profits.

Besides buying long-term Treasuries with the proceeds from these sales, we've purchased mortgage-backed securities, whose prices have become increasingly attractive. We believe the recent underperformance of these securities may have resulted from a temporary overreaction by investors to higher levels of home-loan prepayments. By focusing our purchases on lower-coupon mortgages, and maintaining a mortgage weighting similar to that of the Fund's benchmark, we think we've minimized that prepayment risk. In the context of the Fund's overall investment objectives, these strategies leave the Fund well positioned for the months ahead.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 4/30/88]

Performance Through April 30, 1998

Growth of a $10,000 Investment
Class A shares (since 4/30/88)

                                        Lipper Average
         LB Income   Lehman Aggregate      Corporate       Consumer
           Fund        Bond Index          Bond Fund      Price Index

1988      10,000          10,000             10,000         10,000
1988       9,540           9,933              9,939         10,034
1988       9,825          10,172             10,159         10,077
1988       9,787          10,118             10,125         10,120
1988       9,853          10,145             10,144         10,162
1988      10,086          10,375             10,357         10,231
1988      10,274          10,570             10,524         10,265
1988      10,198          10,441             10,423         10,273
1988      10,279          10,453             10,484         10,290
1989      10,447          10,603             10,619         10,342
1989      10,345          10,527             10,555         10,384
1989      10,378          10,572             10,595         10,444
1989      10,587          10,793             10,777         10,512
1989      10,849          11,077             11,031         10,572
1989      11,239          11,414             11,354         10,598
1989      11,414          11,657             11,546         10,623
1989      11,268          11,484             11,395         10,640
1989      11,316          11,543             11,434         10,675
1989      11,509          11,827             11,672         10,726
1989      11,584          11,939             11,754         10,751
1989      11,557          11,971             11,772         10,769
1990      11,407          11,829             11,607         10,880
1990      11,445          11,867             11,617         10,931
1990      11,442          11,875             11,624         10,991
1990      11,301          11,766             11,491         11,008
1990      11,590          12,114             11,815         11,033
1990      11,740          12,309             12,001         11,093
1990      11,865          12,479             12,148         11,136
1990      11,650          12,312             11,939         11,238
1990      11,682          12,414             11,982         11,332
1990      11,786          12,572             12,111         11,401
1990      12,037          12,842             12,381         11,426
1990      12,214          13,042             12,574         11,426
1991      12,364          13,204             12,704         11,494
1991      12,543          13,316             12,841         11,512
1991      12,648          13,408             12,928         11,529
1991      12,829          13,553             13,087         11,546
1991      12,935          13,631             13,152         11,580
1991      12,921          13,625             13,128         11,614
1991      13,075          13,814             13,293         11,631
1991      13,355          14,112             13,611         11,665
1991      13,652          14,399             13,908         11,716
1991      13,746          14,559             14,031         11,734
1991      13,857          14,693             14,155         11,768
1991      14,320          15,129             14,662         11,776
1992      14,154          14,923             14,433         11,793
1992      14,214          15,020             14,505         11,836
1992      14,206          14,936             14,433         11,896
1992      14,263          15,044             14,508         11,913
1992      14,535          15,328             14,801         11,930
1992      14,771          15,540             15,017         11,973
1992      15,124          15,857             15,412         11,998
1992      15,261          16,017             15,535         12,032
1992      15,466          16,207             15,728         12,067
1992      15,215          15,992             15,460         12,109
1992      15,219          15,995             15,457         12,126
1992      15,467          16,249             15,715         12,118
1993      15,782          16,561             16,053         12,178
1993      16,117          16,851             16,416         12,220
1993      16,172          16,922             16,475         12,263
1993      16,281          17,040             16,584         12,297
1993      16,284          17,062             16,589         12,314
1993      16,591          17,371             16,957         12,331
1993      16,738          17,470             17,084         12,331
1993      17,066          17,776             17,477         12,366
1993      17,123          17,824             17,530         12,391
1993      17,199          17,890             17,610         12,442
1993      16,965          17,738             17,387         12,451
1993      17,033          17,834             17,461         12,451
1994      17,253          18,074             17,725         12,485
1994      16,864          17,760             17,335         12,528
1994      16,357          17,321             16,881         12,570
1994      16,214          17,183             16,692         12,588
1994      16,168          17,181             16,640         12,596
1994      16,061          17,143             16,584         12,639
1994      16,407          17,484             16,879         12,673
1994      16,399          17,505             16,882         12,724
1994      16,094          17,248             16,619         12,758
1994      16,027          17,232             16,572         12,767
1994      16,040          17,195             16,539         12,784
1994      16,205          17,313             16,656         12,784
1995      16,523          17,656             16,941         12,835
1995      16,883          18,076             17,326         12,886
1995      16,997          18,187             17,444         12,929
1995      17,257          18,441             17,681         12,972
1995      17,997          19,155             18,422         12,997
1995      18,134          19,295             18,547         13,023
1995      18,000          19,252             18,464         13,023
1995      18,246          19,485             18,696         13,057
1995      18,407          19,674             18,885         13,083
1995      18,676          19,930             19,151         13,126
1995      18,968          20,229             19,448         13,117
1995      19,255          20,512             19,738         13,108
1996      19,355          20,647             19,831         13,185
1996      18,908          20,288             19,420         13,228
1996      18,701          20,146             19,261         13,296
1996      18,581          20,033             19,117         13,348
1996      18,549          19,993             19,078         13,373
1996      18,787          20,261             19,301         13,382
1996      18,824          20,316             19,340         13,407
1996      18,723          20,281             19,294         13,433
1996      19,078          20,634             19,635         13,476
1996      19,527          21,092             20,065         13,518
1996      19,909          21,453             20,436         13,544
1996      19,680          21,253             20,218         13,544
1997      19,742          21,319             20,254         13,587
1997      19,801          21,373             20,313         13,629
1997      19,509          21,135             20,063         13,664
1997      19,761          21,452             20,338         13,681
1997      19,942          21,656             20,511         13,672
1997      20,238          21,914             20,761         13,689
1997      20,824          22,506             21,369         13,706
1997      20,593          22,314             21,130         13,732
1997      20,918          22,645             21,449         13,766
1997      21,099          22,973             21,726         13,800
1997      21,182          23,079             21,813         13,792
1997      21,325          23,312             22,029         13,775
1998      21,634          23,610             22,313         13,800
1998      21,644          23,591             22,273         13,826
1998      21,753          23,671             22,339         13,851
1998      21,864          23,795             22,440         13,851

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performance of the Lehman Aggregate Bond index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

LB Income Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                             Since
                                                           Inception
Class A shares             1-Year    5-Year    10-Year      6/1/72
Net Asset Value            10.64%     6.07%     8.57%        8.60%
Public Offering Price       6.18%     5.22%     8.13%        8.43%


                                                             Since
                                                           Inception
Class B shares             1-Year    5-Year    10-Year      10/31/97
If Held (NAV)                 NA       NA         NA         3.25%
If Redeemed (CDSC)            NA       NA         NA        -1.75%

Institutional shares
Net Asset Value               NA       NA         NA         3.75%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[GRAPHIC OMITTED: PHOTO OF JANET L. GRANGAARD]

Janet I. Grangaard, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB Municipal Bond Fund. She has managed the Fund since January 1994, and has been with Lutheran Brotherhood since 1988.


-----------------------------------
Investment Objective:
To seek long-term high current income
exempt from federal income tax by
investing in municipal bonds.
-----------------------------------

Fund Facts

Inception Date:     12/3/76

Shareholder
Accounts:            21,429

Total Assets
(in millions):       $591.5


Municipal bond prices traded in a very narrow range over the six-month period. In the low interest rate environment, the supply of municipals remained strong as issuers continued to refinance their older, higher-cost debt and bring new issues to the market. Meanwhile, the prices and yields for municipal bonds grew more attractive compared to U.S. Treasury bonds, which kept demand for municipals relatively healthy. With little change in price, returns from municipals came largely from coupon income. In addition, a further decline in the Consumer Price Index helped the real (inflation-adjusted) income for municipals improve.

[GRAPHIC OMITTED: TOP 10 STATES]

                             % of
Top 10 States             Portfolio
-----------------------------------
California                  10.8%
Texas                        9.8%
Washington                   5.8%
Ohio                         5.5%
Colorado                     5.3%
New York                     5.1%
Minnesota                    4.5%
New Jersey                   3.2%
Pennsylvania                 3.2%
Missouri                     3.1%

These holdings represent 56.3% of the Fund's total investment portfolio.


[GRAPHIC OMITTED:
PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Compostion (% of Portfolio)

Special Tax                    4.8%

Escrowed                      36.3%

Education                      2.8%

Airport                        3.5%

Electric                      11.5%

Lease                          5.4%

General Obligation            16.8%

Housing                        3.0%

Health Care                   11.0%

Pollution Control              3.3%

Transportation                 3.3%

Water & Sewer                  8.8%

Other                          1.4%

The Fund's portfolio composition and top holdings represent all share classes.

For the six months ended April 30, 1998, the LB Municipal Bond Fund earned returns that were competitive with its benchmark and other funds with similar investment objectives. The Fund's total return for the period (based on NAV) was 2.78%. That compares to returns of 2.77% for the Lehman Municipal Bond Index and an average return of 2.45% for municipal bond funds tracked by Lipper Analytical Services.

Looking for Value

During the period, the Fund continued to benefit from "advance refunding" of certain holdings. In an advance refunding, the credit supporting the refunded municipal bond assumes the quality of the underlying Treasury bonds held in escrow. Therefore, when the Fund experiences an advance refunding on an existing holding, the price of that holding rises to reflect the higher quality of the credit. This price appreciation added incremental return throughout the period.

With the municipal market relatively quiet in recent months, we maintained our earlier strategies, while still making a few changes in the Fund's portfolio. As municipal bond prices fluctuated during the period, there were changes in the yield spreads between issues of various states that created new value opportunities. In trading the portfolio's holdings, this is where we focused our attention. As a result, there was little change in the sector weightings of the portfolio. The one exception was the greater weighting in higher-quality issues, which occurred as a result of the advance refundings mentioned previously.

Throughout the period we kept the duration of the portfolio near the Fund's benchmark. In doing so, we hoped to limit the Fund's exposure to falling bond prices if the Fed had raised interest rates.

[GRAPHIC BAR CHART OMITTED:
MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                  69.2%

Aa                   14.1%

A                     3.5%

Baa                   3.2%

Ba                    0.0%

B                     0.0%

Caa                   0.0%

Ca                    0.0%

C                     0.0%

Non-Rated             0.0%

Demand Likely to Continue

By the end of the reporting period, municipals had reached their cheapest levels versus taxable bonds in two years. Investors should continue to recognize the added value that municipals offer as they rebalance their portfolios to reduce their equity exposure. Although low market interest rates should continue to encourage refundings and the issuance of new municipal debt, we believe solid demand for municipals should help support their prices. Municipal investments offering good value should continue to perform in this environment. As a result, we will continue to focus on individual securities selection, searching for specific value opportunities and keeping a close watch on economic growth and potential changes in Federal Reserve monetary policy.

[GRAPHIC WORM CHART OMITTED:
Performance Through April 30, 1998
GROWTH OF $10,000 INVESTED SINCE 4/30/88]

Performance Through April 30, 1998

Growth of a $10,000 Investment
Class A shares (since 4/30/88)

                                            Lipper Average
Month End  LB Municipal  Lehman Municipal  General Municipal    Consumer
     Date  Bond Fund       Bond Index          Debt Funds      Price Index
---------  ------           ------              ------           ------
1988       10,000           10,000              10,000           10,000
1988        9,575            9,971              10,017           10,034
1988        9,779           10,117              10,188           10,077
1988        9,813           10,182              10,250           10,120
1988        9,848           10,191              10,287           10,162
1988       10,045           10,376              10,482           10,231
1988       10,231           10,559              10,700           10,265
1988       10,142           10,461              10,601           10,273
1988       10,293           10,568              10,761           10,290
1989       10,444           10,787              10,925           10,342
1989       10,378           10,664              10,834           10,384
1989       10,377           10,638              10,828           10,444
1989       10,635           10,890              11,090           10,512
1989       10,829           11,117              11,296           10,572
1989       10,932           11,268              11,443           10,598
1989       11,063           11,421              11,561           10,623
1989       10,956           11,310              11,437           10,640
1989       10,901           11,276              11,399           10,675
1989       11,047           11,413              11,537           10,726
1989       11,235           11,613              11,718           10,751
1989       11,328           11,708              11,798           10,769
1990       11,176           11,653              11,672           10,880
1990       11,258           11,757              11,787           10,931
1990       11,270           11,760              11,783           10,991
1990       11,143           11,676              11,632           11,008
1990       11,407           11,930              11,934           11,033
1990       11,546           12,035              12,048           11,093
1990       11,726           12,212              12,247           11,136
1990       11,481           12,035              11,981           11,238
1990       11,519           12,042              11,998           11,332
1990       11,702           12,260              12,172           11,401
1990       11,973           12,507              12,455           11,426
1990       12,071           12,557              12,509           11,426
1991       12,242           12,725              12,663           11,494
1991       12,311           12,836              12,736           11,512
1991       12,325           12,841              12,761           11,529
1991       12,500           13,012              12,948           11,546
1991       12,586           13,127              13,064           11,580
1991       12,536           13,114              13,024           11,614
1991       12,729           13,274              13,211           11,631
1991       12,877           13,449              13,380           11,665
1991       13,103           13,624              13,553           11,716
1991       13,205           13,747              13,674           11,734
1991       13,215           13,785              13,693           11,768
1991       13,539           14,082              14,016           11,776
1992       13,545           14,114              14,006           11,793
1992       13,520           14,118              14,026           11,836
1992       13,519           14,124              14,031           11,896
1992       13,673           14,250              14,160           11,913
1992       13,860           14,418              14,359           11,930
1992       14,098           14,660              14,620           11,973
1992       14,586           15,100              15,138           11,998
1992       14,326           14,952              14,895           12,032
1992       14,367           15,049              14,955           12,067
1992       14,205           14,902              14,686           12,109
1992       14,534           15,168              15,060           12,126
1992       14,751           15,323              15,246           12,118
1993       14,894           15,501              15,418           12,178
1993       15,441           16,062              16,022           12,220
1993       15,338           15,892              15,835           12,263
1993       15,484           16,052              16,006           12,297
1993       15,559           16,142              16,097           12,314
1993       15,849           16,412              16,374           12,331
1993       15,853           16,433              16,374           12,331
1993       16,201           16,775              16,737           12,366
1993       16,386           16,966              16,935           12,391
1993       16,492           16,998              16,969           12,442
1993       16,305           16,849              16,791           12,451
1993       16,664           17,204              17,125           12,451
1994       16,849           17,400              17,322           12,485
1994       16,372           16,950              16,861           12,528
1994       15,608           16,260              16,124           12,570
1994       15,680           16,398              16,182           12,588
1994       15,830           16,541              16,328           12,596
1994       15,710           16,440              16,222           12,639
1994       15,996           16,741              16,509           12,673
1994       16,051           16,799              16,550           12,724
1994       15,833           16,552              16,282           12,758
1994       15,514           16,258              15,972           12,767
1994       15,217           15,963              15,642           12,784
1994       15,569           16,315              16,024           12,784
1995       16,043           16,781              16,499           12,835
1995       16,560           17,269              16,989           12,886
1995       16,736           17,468              17,142           12,929
1995       16,751           17,489              17,141           12,972
1995       17,315           18,047              17,675           12,997
1995       17,086           17,890              17,483           13,023
1995       17,205           18,060              17,595           13,023
1995       17,422           18,289              17,788           13,057
1995       17,556           18,404              17,897           13,083
1995       17,836           18,671              18,171           13,126
1995       18,200           18,981              18,519           13,117
1995       18,399           19,164              18,725           13,108
1996       18,536           19,309              18,813           13,185
1996       18,378           19,178              18,664           13,228
1996       18,071           18,932              18,368           13,296
1996       17,976           18,879              18,285           13,348
1996       17,965           18,872              18,289           13,373
1996       18,149           19,078              18,460           13,382
1996       18,313           19,251              18,627           13,407
1996       18,304           19,247              18,612           13,433
1996       18,577           19,517              18,878           13,476
1996       18,787           19,737              19,082           13,518
1996       19,150           20,098              19,418           13,544
1996       19,032           20,014              19,332           13,544
1997       19,068           20,052              19,334           13,587
1997       19,236           20,237              19,502           13,629
1997       18,982           19,967              19,249           13,664
1997       19,108           20,135              19,407           13,681
1997       19,391           20,437              19,684           13,672
1997       19,584           20,656              19,897           13,689
1997       20,163           21,228              20,496           13,706
1997       19,927           21,028              20,252           13,732
1997       20,237           21,279              20,497           13,766
1997       20,343           21,415              20,622           13,800
1997       20,472           21,541              20,737           13,792
1997       20,809           21,856              21,065           13,775
1998       21,032           22,081              21,261           13,800
1998       21,023           22,087              21,248           13,826
1998       21,013           22,107              21,252           13,851
1998       20,910           22,008              21,116           13,851

Footnote reads:
As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performance of the Lehman Municipal Bond index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------------
                                                           Since
                                                         Inception
Class A shares          1-Year     5-Year     10-Year     12/3/76

Net Asset Value          9.43%      6.19%      8.09%       6.73%
Public Offering Price    5.00%      5.33%      7.65%       6.53%

                                                           Since
                                                          Inception
Class B shares          1-Year     5-Year     10-Year     10/31/97

If Held (NAV)             NA         NA         NA          2.40%
If Redeemed (CDSC)        NA         NA         NA         -2.60%

Institutional shares
Net Asset Value           NA         NA         NA          2.91%

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Money Market Fund. She has managed the Fund since January 1994, and has been with Lutheran
Brotherhood since 1969.


Investment Objective:
To seek current income with stability of principal by investing in high-quality, short-term debt securities.**

Fund Facts

Inception Date:                 2/1/79

Shareholder
Accounts:                       56,088

Total Assets
(in millions):                  $505.9


With investors uncertain where the economy and interest rates would head, money market yields remained in a narrow range over the last six months. When the reporting period began, money market funds in the IBC Donoghue's Index had an average yield of 5.03%. As corporations issued large amounts of short-term debt in the final months of 1997, money market yields moved higher. This pushed the yield for the Donoghue Index to 5.23% early in 1998. Meanwhile, further economic trouble in Asia encouraged the Federal Reserve to take a neutral stance toward interest rates. This, plus the perception of some larger institutional investors that the Fed might even reduce rates, drove money market yields lower. At the end of the period the Index had an average yield of 5.00%.

During this time we adjusted maturities in the LB Money Market Fund to make the most of such yield fluctuations. We also took advantage of special yield opportunities that were available in some instruments. These strategies helped the Fund earn a total return of 2.41% for the six months ended April 30, 1998.


[GRAPHIC WORM CHART OMITTED: Portfolio Composition]

Portfolio Composition
(% of Portfolio)

Variable Rate Notes     -  9.2%

Bank Notes              -  4.8%

Commercial Paper        - 80.7%

Certificates of Deposit -  4.0%

Medium Term Notes       -  1.3%

Footnote reads:
The Fund's portfolio composition and top holdings represent all share classes.

Managing Maturities

In managing the Fund's maturities, we emphasized longer-term issues when we felt yields were attractive and shorter-term issues when we thought yields might rise. When the period began, the Fund had a weighted average maturity of 51 days compared to the Donoghue Index average of 55 days. As increased supplies of money market instruments pushed yields a bit higher, we added longer maturities to take advantage of this trend. To maintain adequate liquidity in the portfolio, we balanced these investments with shorter-term issues. This gave the Fund an average maturity of 52 days by the end of 1997, versus 54 days for the Index.

Once it appeared that the Fed would not raise interest rates, and yields began to ease, the spread between yields of shorter- and longer-term issues narrowed. Feeling the yields for longer-term issues were not as attractive as they had been, we re-focused on shorter maturities. This strategy would let us move more quickly into higher-yielding issues if interest rates did rise. By the end of April, the Fund had a weighted average maturity of 47 days, versus 58 days for the Index.


[GRAPHIC WORM CHART OMITTED: Top 10 Holdings]

                                                                   % of
Top 10 Holdings                                 Industry         Portfolio

Harvard University                              Education           5.0%

Koch Industries, Inc.                           Petroleum           2.8%

PNC Bank, N.A. Pittsburgh                       Banking-Domestic    2.2%

Metrocrest Hospital Authority                   U.S. Municipal      2.1%

Gulf Coast Waste Disposal Authority             U.S. Municipal      2.0%

City of New York Government Bonds,
Fiscal 1995, Series B                           U.S. Municipal      1.7%

City of Whiting, Indiana Series 1995,
Sewage & Waste Disposal                         U.S. Municipal      1.6%

Wachovia Bank, N.A.                             Banking-Domestic    1.6%

California Pollution Control Finance Authority  U.S. Municipal      1.4%

Indiana Development Board Parish Calcasieu,
Series 1996                                     U.S. Municipal      1.4%

Footnote reads:
These holdings represent 21.8% of the Fund's total investment portfolio.

Throughout the period, we looked for individual investments that offered special yield opportunities. As in previous months, we added yield with taxable municipal paper issued by state and local governments for commercial projects with credit enhancements from major corporations and banks. We further supported the Fund's yield with U.S. dollar-denominated securities issued by foreign issuers outside of Asia.

[GRAPHIC OMITTED: Performance as of 4/30/98
LB Money Market Fund]

Performance as of 4/30/98
LB Money Market Fund
Annualized Total Returns*
-------------------------------------------------------------
                                                      Since
                                                    Inception
Class A shares         1-Year    5-Year    10-Year   2/1/79

Net Asset Value         4.88%    4.14%      5.03%     7.38%

                                                      Since
                                                    Inception
Class B shares                                      10/31/97

If Held (NAV)            NA       NA          NA      2.41%

Seven-Day Yields ***
-------------------------------------------------------------
Effective                                             4.76%
Annualized Current Net                                4.66%

Little Change in Yields Likely

We believe money market yields won't fall much farther unless the Fed cuts short-term interest rates. Given the potential inflationary pressure from a tight labor market, such a cut seems unlikely. Because Asia's economic woes still threaten U.S. growth, a Fed hike in rates also seems improbable. We expect money market yields, therefore, to remain in a relatively narrow range.

Although we have once again extended maturities slightly, we plan to keep the Fund's investments on the short side for now. That way, we can move quickly into higher-yielding instruments if rates should rise. In the meantime, we'll maintain a watchful eye for individual opportunities to enhance the Fund's yield.


Footnotes

* Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth,differ from the Fund's actual total return for the years indicated. Class A POP(public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. There is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

    Opportunity Growth Fund, World Growth Fund, Mid Cap Growth Fund, LB Fund, High Yield Fund, Income Fund, Municipal Bond Fund, and Money Market Fund are subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

** Investments in the LB Money Market Fund are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value.

*** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.



AssetMatchSM -- A program for personalized investment strategies

Your financial goals are as unique as you are. And because of this, it's essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

-----------------------------
That's where Lutheran Brotherhood's AssetMatch program comes in.
-----------------------------
Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

[BULLET] Collecting information on your investment profile

[BULLET] Exploring various asset mixes and their historical risk and return characteristics

[BULLET] Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

The chart below illustrates how nearly 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

[GRAPHIC WORM CHART OMITTED: Asset Allocation:
Main determinant of performance]

Asset allocation policy  - 91.5%

Other factors            -  2.1%

Market timing            -  1.8%

Security selection       -  4.6%

Footnote reads:
Used with permission. [Copyright] 1997 Ibbotson Associates,
Inc. All rights reserved.

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch program is to assess your needs.
Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

[BULLET] Your risk tolerance

[BULLET] Your investment preferences

[BULLET] Your time horizon

[BULLET] Your liquidity needs


[GRAPHIC OMITTED: AssetMatch Questionnaire]

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

--------------------------------
Get started today To obtain an AssetMatch questionnaire, call your LBSC registered representative, or call LBSC at 1-800-328-4552.
--------------------------------

This page does not constitute part of the report.


[LUTHERAN BROTHERHOOD LOGO OMITTED]

LUTHERAN BROTHERHOOD
SECURITIES CORP.

625 Fourth Avenue South
Minneapolis, Minnesota 55415

Bulk Rate
U.S. Postage
PAID
Minneapolis, MN
Permit No.1529

SC 502

[GRAPHIC OF PRINTED WITH SOY INK LOGO OMITTED]





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
April 30, 1998
(unaudited)


    Shares                                             Value
--------------                                   --------------

         COMMON STOCKS - 95.3% (a)
         Aerospace - 0.6%
 32,310  Aar Corp.                                $    846,118 (c)
 34,300  BE Aerospace, Inc.                          1,069,731 (b)
                                              ----------------
                                                     1,915,849
                                              ----------------

         Airlines - 0.9%
 26,400  America West Holdings Corp.                   798,600 (b)
 20,040  Expeditors International of
           Washington, Inc.                            851,700
 98,800  Trans World Airlines, Inc.                    957,125 (b)
                                              ----------------
                                                     2,607,425
                                              ----------------

         Automotive Parts - 2.1%
 30,200  Aftermarket Technology Corp.                  588,900 (b)
 14,700  Arvin Industries, Inc.                        601,781
 12,200  Federal-Mogul Corp.                           789,188
 27,600  Group 1 Automotive, Inc.                      414,000 (b)
169,300  Lithia Motors, Inc.                         2,539,500 (b)
 23,400  Tower Automotive, Inc.                      1,247,513 (b)
                                              ----------------
                                                     6,180,882
                                              ----------------

         Bank & Finance - 8.8%
 21,500  Affiliated Managers Group, Inc.               798,188 (b)
 11,800  Ahmanson (H.F.) & Co.                         899,750
 37,000  AMRESCO, Inc.                               1,341,250 (b)
 25,800  Annaly Mortgage Management, Inc.              280,575
 30,300  ARM Financial Group, Inc.                     649,556
 10,500  Astoria Financial Corp.                       615,563
 16,400  Bank United Corp.                             848,700
 31,600  Bay View Capital Corp.                      1,030,950
 11,200  Community First Bank Shares, Inc.             564,200
 28,200  Dime Bancorp, Inc.                            865,388
  5,700  Donaldson, Lufkin &
           Jenrette, Inc.                              540,431
 11,800  FIRSTPLUS Financial Group, Inc.               572,300 (b)
 16,500  Hambrecht & Quist Group                       551,719 (b)
 21,700  HealthCare Financial
           Partners, Inc.                            1,093,138 (b)
 55,100  Imperial Credit Commercial
           Mortgage Investment Corp.                   795,506
 37,280  Imperial Credit Industries                    941,320 (b)
  5,100  Lehman Brothers Holdings, Inc.                362,419
 11,400  Metris Companies, Inc.                        646,238
 14,600  New Century Financial Corp.                   170,638
 42,000  North Fork Bancorporation, Inc.             1,559,250 (c)
 26,600  Ocwen Financial Corp.                         688,275 (b)
 35,100  Peoples Heritage Financial
           Group, Inc.                               1,693,575
 29,800  Pioneer Group, Inc.                           938,700
  9,500  Provident Financial Group, Inc.               502,906
 64,080  Resource Bancshares Mortgage Group, Inc.    1,137,420
 17,800  Sirrom Capital Corp.                          531,775
 59,900  Southern Pacific Funding Corp.              1,055,738
 32,880  Sovereign Bancorp, Inc.                       620,610
 21,400  Union Planters Corp.                        1,316,100
 61,700  UST Corp.                                   1,739,169
 18,600  Webster Financial Corp.                       630,075
                                              ----------------
                                                    25,981,422
                                              ----------------

         Broadcasting - 1.7%
 30,200  Chancellor Media Corp.                      1,432,613 (b)
 11,200  Emmis Broadcasting Corp., Class A             579,600
 35,800  News Corp. Ltd.                               977,788
 24,300  Sinclair Broadcast Group, Inc.              1,260,563
 27,600  Westwood One, Inc.                            828,000
                                              ----------------
                                                     5,078,564
                                              ----------------

         Building Products &
         Materials - 2.2%
 73,300  Dayton Superior Corp., Class A              1,466,000 (b)
 10,600  Fastenal Co.                                  592,938
 10,100  Lone Star Industries, Inc.                    834,513
 15,100  Martin Marietta Materials                     708,756
 23,700  Shaw Group, Inc.                              556,950 (b)
 16,400  Texas Industries, Inc.                      1,056,775
 47,700  Watsco, Inc.                                1,395,225
                                              ----------------
                                                     6,611,157
                                              ----------------

         Chemicals - 1.0%
 22,100  Crompton & Knowles Corp.                      661,619
 13,100  Cytec Industries, Inc.                        717,225 (b)
 38,200  Lilly Industries, Inc.                        718,638
 21,200  Zoltek Companies, Inc.                        734,050 (b)
                                              ----------------
                                                     2,831,532
                                              ----------------

         Computer Software - 7.4%
  8,500  Aspen Technology, Inc.                        415,438 (b)
 16,600  Autodesk, Inc.                                780,200
 46,600  AXENT Technologies, Inc.                    1,223,250 (b)
 31,600  Business Objects, S.A.                        596,450 (b)
 32,600  CBT Group plc ADS                           1,658,525 (b)
 23,600  Electronic Arts, Inc.                       1,091,500
 18,000  Engineering Animation, Inc.                   848,250 (b)
  8,400  Filenet Corp.                                 457,800 (b)
 26,000  Harbinger Corp.                               945,750
 13,000  HBO & Co.                                     777,563
 25,800  Infinium Software Corp.                       454,725 (b)
 13,100  JDA Software Group, Inc.                      662,369 (b)
 22,000  Keane, Inc.                                 1,105,500 (b)
123,800  Macromedia, Inc.                            1,849,263
 51,500  Midway Games, Inc.                            952,750
 24,700  Network Associates, Inc.                    1,691,950 (b)
 53,100  Rational Software Corp.                       892,744
 26,000  Saville Systems Ireland plc                 1,296,750 (b)
 32,000  Siebel Systems, Inc.                          828,000 (b)
 55,500  Summit Design, Inc.                           856,781 (b)
 29,500  Symantec Corp.                                855,500 (b)
 24,700  Transaction Systems Architects              1,037,400 (b)
 16,400  Viasoft, Inc.                                 285,975
 20,000  XcelleNet, Inc.                               410,000 (b)
                                              ----------------
                                                    21,974,433
                                              ----------------

         Computers &
         Office Equipment - 6.2%
 25,300  Analysis International Corp.                  733,700
 22,270  Apex PC Solutions, Inc                        665,316 (b)
 23,100  Avid Technology, Inc.                       1,001,963 (b)
 21,100  Bay Networks, Inc.                            494,531 (b)
 18,500  Black Box Corp.                               615,125 (b)
 19,000  Cambridge Technology
         Partners, Inc.                                992,750 (b)
 25,200  Computer Products, Inc.                       554,400 (b)
 12,200  Computer Task Group, Inc.                     474,275 (c)
 14,800  Comverse Technology, Inc.                     701,150 (b)
 36,500  Cotelligent Group, Inc.                       942,156 (b)
 16,900  Data General Corp.                            257,725 (b)
100,000  F.Y.I., Inc.                                2,725,000 (b)
 20,800  Gateway 2000, Inc.                          1,220,700 (b)
 79,000  Hypercom Corporation                        1,027,000 (b)
 16,900  Insight Enterprise, Inc.                      673,888 (b)
 11,000  International Network Services                369,875 (b)
 11,800  Knoll, Inc.                                   410,788 (b)
 48,860  National Computer Systems, Inc.             1,221,500
 23,300  Network Appliance, Inc.                       840,256 (b)
 18,700  Read-Rite Corp.                               258,294 (b)
  9,700  Tech Data Corp.                               483,788 (b)
 20,700  Technology Solutions Co.                      664,988 (b)
 42,200  Vanstar Corp.                                 561,788 (b)
 29,500  Western Digital Corp.                         582,625 (b,c)
                                              ----------------
                                                    18,473,581
                                              ----------------

         Construction &
         Home Building - 0.7%
 14,800  Jacobs Engineering Group, Inc.                493,950 (b)
 38,000  Morrison Knudsen Corp.                        453,625 (b)
 19,000  Service Experts, Inc.                         631,750 (b)
 13,200  Zurn Industries, Inc.                         569,250
                                              ----------------
                                                     2,148,575
                                              ----------------

         Cosmetics & Toiletries - 0.3%
 42,200  Helen of Troy Ltd.                            865,100 (b)
                                              ----------------

         Drugs & Health Care - 5.7%
 67,800  ADAC Labs, Inc.                             1,474,650
 14,400  AmeriSource Health Corp.                      784,800 (b)
140,400  Atrix Laboratories, Inc.                    2,562,300 (b)
 83,300  Eclipse Surgical
         Technologies, Inc.                            968,363 (b)
 35,250  ICN Pharmaceuticals, Inc.                   1,736,063
 21,400  Incyte Pharmacueticals, Inc.                  963,000 (b)
177,300  IRIDEX Corp.                                1,606,781
 62,200  Kendle International, Inc.                  1,687,175
275,900  Matritech, Inc.                             1,241,550 (b)
 35,750  Miravant Medical Technologies                 862,469 (b)
 61,600  PSS World Medical, Inc.                     1,382,150 (b)
 25,710  Serologicals Corp.                            771,300 (b)
 27,900  Theragenics Corp.                             795,150 (b)
                                              ----------------
                                                    16,835,751
                                              ----------------

         Electric Utilities - 0.5%
 17,100  AES (The) Corp.                               943,706 (b)
 25,300  Eastern Utilities Associates                  664,125
                                              ----------------
                                                     1,607,831
                                              ----------------

         Electrical Equipment - 0.6%
 38,700  Elsag Bailey Process Automation N.V.          771,581 (b)
 25,300  Essex International, Inc.                     907,638 (b)
                                              ----------------
                                                     1,679,219
                                              ----------------

         Electronics - 5.9%
 19,300  Berg Electronics Corporation                  459,581 (b)
 15,750  Burr-Brown Corp.                              479,391 (b)
 38,700  DII Group, Inc.                               899,775 (b)
 25,600  GenRad, Inc.                                  513,600 (b)
 27,700  IFR Systems, Inc.                             588,625 (c)
 63,800  Integrated Silicon Solution                   566,225 (b)
 83,600  International Manufacturing Services, Inc.    830,775 (b)
 18,600  Jabil Circuit, Inc.                           653,325 (b)
 37,200  Kulicke & Soffa Industries, Inc.              799,800 (b)
 10,600  Linear Technology Corp.                       853,300
 22,000  MRV Communications, Inc.                      591,250 (b)
 11,060  Natural Microsystems Corp.                    356,685 (b)
 21,100  QLogic Corp.                                  938,950 (b)
 21,100  REMEC, Inc.                                   524,863 (b)
 15,800  Sanmina Corp.                               1,422,000 (b)
 18,500  Semitool, Inc.                                235,875
 21,900  Semtech Corp                                  522,862 (b)
 55,900  Sensormatic Electronics Corp.                 873,437
 22,600  Smart Modular Technologies, Inc.              557,938 (b)
 12,750  STB Systems, Inc.                             182,484 (b)
 25,400  ThermoQuest Corp.                             454,025 (b)
 14,300  Uniphase Corp.                                775,775 (b)
 17,300  Veeco Instruments, Inc.                       698,487 (b)
 11,800  Vitesse Semiconductor Corp.                   680,712
 33,800  VLSI Technology, Inc.                         697,125 (b)
 27,300  Waters Corp.                                1,460,550 (b)
                                              ----------------
                                                    17,617,415
                                              ----------------

         Food & Beverage - 1.0%
 31,300  Authentic Specialty Foods, Inc.               446,025 (b)
 30,600  J & J Snack Foods Corp.                       596,700 (b)
 26,700  Smithfield Foods, Inc.                        811,012 (b)
 34,200  U.S. Foodservice                            1,207,687 (b)
                                              ----------------
                                                     3,061,424
                                              ----------------

         Healthcare Management - 2.8%
 33,400  American Oncology Resources, Inc.             501,000 (b)
262,700  Complete Management, Inc.                   2,118,019 (b)
 54,000  FPA Medical Management, Inc.                  675,000 (b)
 48,600  Home Health Corp. of America, Inc.            167,062 (b)
 21,000  Integrated Health Services, Inc.              809,812
 31,700  Medaphis Corp.                                291,244 (b)
 42,200  MedPartners, Inc.                             432,550
 23,000  Omnicare, Inc.                                787,750
 93,000  PharMerica, Inc.                            1,290,375 (b)
296,900  U.S. Diagnostic Labs, Inc.                  1,187,600 (b)
                                              ----------------
                                                     8,260,412
                                              ----------------

         Hospital Management - 1.2%
 22,800  Concentra Managed Care, Inc.                  709,650 (b)
 13,100  Healthcare Recoveries, Inc.                   312,762 (b)
 35,550  Horizon Health Corp.                          844,312
 49,300  PhyMatrix Corp.                               496,081
 22,000  Universal Health Services, Inc.             1,266,375 (b)
                                              ----------------
                                                     3,629,180
                                              ----------------

         Household Products - 1.2%
 12,600  Aptargroup, Inc.                              787,500
 30,900  Benckiser NV                                1,796,062 (b)
 33,700  Donaldson Company, Inc.                       855,137
                                              ----------------
                                                     3,438,699
                                              ----------------

         Industrial - 0.8%
 46,700  Innovative Valve Technologies, Inc.           776,387 (b)
 70,000  TETRA Technologies, Inc.                    1,675,625
                                              ----------------
                                                     2,452,012
                                              ----------------

         Insurance - 3.6%
 23,600  Allied Group, Inc.                            705,050
 23,400  American Heritage Life Invst                  536,738
 10,900  Arthur J. Gallagher & Company                 478,237
 15,100  Berkley (WR) Corp.                            704,037
 15,500  CMAC Investment Corp.                       1,000,719
 15,200  Conseco, Inc.                                 754,300
 12,913  Delphi Financial Group, Inc.                  736,052 (b)
 12,300  Executive Risk, Inc.                          820,256
 20,300  E.W. Blanch Holdings, Inc.                    710,500
 22,100  Fremont General Corp.                       1,232,075
 38,600  Frontier Insurance Group, Inc.              1,022,900
 26,900  IPC Holdings Ltd.                             870,887
 13,400  UICI, Inc.                                    388,600 (b)
 12,600  Vesta Insurance Group, Inc.                   713,475
                                              ----------------
                                                    10,673,826
                                              ----------------

         Leisure & Entertainment - 2.8%
 77,700  Cannondale Corp.                            1,233,487 (b)
 31,796  Fairfield Communities, Inc.                   743,231 (b)
 18,660  Promus Hotel Corp.                            843,199 (b)
 79,050  Signature Resorts, Inc.                     1,413,019 (b)
100,100  Silverleaf Resorts, Inc.                    2,377,375
 56,550  Steiner Leisure Ltd.                        1,784,859
                                              ----------------
                                                     8,395,170
                                              ----------------

         Machinery &
         Equipment - 2.6%
 19,800  Applied Industrial Tech, Inc.                 502,425
 19,000  Applied Power, Inc.                           710,125
 14,400  Black & Decker Corp.                          743,400
 54,800  Denison International plc                     986,400
 24,800  DT Industries, Inc.                           830,800
 21,100  MagnTek, Inc.                                 415,406 (b)
 83,100  Miller Industries, Inc.                       654,412
 21,600  MSC Industrial Direct Co., Inc.,
           Class A                                   1,098,900 (b)
 27,300  Roper Industries, Inc.                        846,300
 35,700  Stewart & Stevenson Services, Inc             794,325
                                              ----------------
                                                     7,582,493
                                              ----------------

         Manufacturing - 0.6%
 52,900  BMC Industries, Inc.                          965,425
 46,300  Zomax Optical Media, Inc.                     758,162 (b)
                                              ----------------
                                                     1,723,587
                                              ----------------

         Media - 0.2%
 21,150  Outdoor Systems, Inc.                         671,513 (b)
                                              ----------------

         Mining & Metals - 2.1%
 25,300  Allegheny Teldyne, Inc.                       641,987
 80,600  Cambior, Inc.                                 634,725
 22,400  Carpenter Technology Corp.                  1,300,600
201,500  Dayton Mining Corp.                           302,250 (b)
 84,600  Greenstone Resources Ltd.                     518,175 (b)
161,200  Meridian Gold, Inc.                           634,725 (b)
 24,300  Reliance Steel & Aluminum Co.                 981,113
 33,600  Steel Dynamics, Inc.                          768,600 (b)
 19,100  Titanium Metals Corp.                         508,537 (b)
                                              ----------------
                                                     6,290,712
                                              ----------------

         Oil & Oil Service - 6.5%
  9,700  Cooper Cameron Corp.                          644,444 (b)
 15,600  Diamond Offshore Drilling, Inc.               789,750
133,700  Domain Energy Corp.                         1,738,100
 84,100  Eagle Geophysical, Inc.                     1,566,362
 16,900  Enron Corp.                                   831,269
 13,500  EVI, Inc.                                     718,875 (b)
 58,500  Forcenergy, Inc.                            1,349,156
 31,700  Global Industries Ltd.                        719,194 (b)
 19,800  Global Marine, Inc.                           466,537 (b)
 31,600  Gulf Island Fabrication, Inc.                 734,700 (b)
 83,700  Lomak Petroleum, Inc.                       1,156,106
 26,600  Marine Drilling Companies, Inc.               646,712 (b)
 25,300  National-Oilwell, Inc.                        959,819 (b)
 25,300  Noble Drilling Corp.                          817,506 (b)
 13,700  Nuevo Energy Co.                              488,063
 57,200  Ocean Energy, Inc.                          1,401,400 (b)
 22,500  Pool Energy Services Co.                      593,437 (b)
 19,900  Pride International, Inc.                     483,819 (b)
 18,700  Rowan Companies, Inc.                         550,481 (b)
 45,160  Swift Energy Co.                              900,378
 23,200  Varco International, Inc.                     713,400 (b)
 44,600  Vintage Petroleum, Inc.                       869,700
                                              ----------------
                                                    19,139,208
                                              ----------------

         Paper &
         Forest Products - 0.6%
 44,300  Boise Cascade Corp.                         1,664,019
                                              ----------------

         Pollution Control - 1.6%
 53,400  Allied Waste Industries, Inc.               1,468,500
194,700  IDM Environmental Corp.                       675,366 (b)
122,000  Recycling Industries, Inc.                    915,000 (b)
 47,840  U.S. Filter Corp.                           1,560,780
                                              ----------------
                                                     4,619,646
                                              ----------------

         Publishing &
         Printing - 0.4%
 25,400  Day Runner, Inc.                              609,600 (b)
 14,600  Scholastic Corp.                              543,850 (b)
                                              ----------------
                                                     1,153,450
                                              ----------------

         Real Estate Investment Trust - 1.3%
 30,200  American General Hospitality Corp.            756,887
 29,170  Apartment Investment & Management Co        1,090,229
 27,800  First Industrial Realty Trust, Inc.           903,500
 20,200  Glimcher Realty Trust                         429,250
 24,000  Highwoods Properties, Inc.                    816,000
                                              ----------------
                                                     3,995,866
                                              ----------------

         Restaurants - 1.7%
 31,900  Apple South, Inc.                             502,425
116,700  Buffets, Inc.                               1,728,619
 37,300  Dave & Busters, Inc.                          974,462 (b)
 29,820  Landry's Seafood Restaurant, Inc.             849,870 (b)
 27,600  Outback Steakhouse, Inc.                    1,052,250 (b)
                                              ----------------
                                                     5,107,626
                                              ----------------

         Retail - 5.5%
 23,180  Central Garden & Pet Company                  793,915 (b)
 13,500  CompUSA, Inc.                                 250,594 (b)
 19,400  Department 56, Inc.                           697,188 (b)
 21,000  Dole Food, Inc.                               943,687
 32,375  Dollar General Corp.                        1,226,203
 14,300  Dominicks Supermarkets, Inc.                  572,894 (b)
 97,700  Food Lion, Inc.                               989,212
 19,610  Fred Meyer, Inc.                              879,999 (b)
 34,300  Hot Topic, Inc.                               990,412
 11,400  Men's (The) Wearhouse, Inc.                   480,225 (b)
 49,100  OfficeMax, Inc.                               923,694
 14,300  Pacific Sunwear of California                 630,987 (b)
 18,600  Proffitt's, Inc.                              739,350 (b)
 24,000  Ross Stores, Inc.                           1,111,500
 22,700  Stage Store, Inc.                           1,167,631 (b)
 37,300  Travis Boats & Motors, Inc.                 1,007,100
111,950  US Office Products Company                  1,980,116
 38,600  West Coast Entertainment Corp.                101,325 (b)
 27,400  Zale Corp.                                    825,425 (b)
                                              ----------------
                                                    16,311,457
                                              ----------------

         Services - 6.9%
 41,000  AccuStaff, Inc.                             1,470,875 (b)
 24,400  Affiliated Computer Services                  857,050 (b)
 27,960  Apollo Group, Inc.                            957,630 (b)
 28,500  Brightpoint, Inc.                             555,750 (b)
 23,600  Budget Group, Inc.                            790,600 (b)
 41,700  CKS Group, Inc.                               930,431 (b)
 96,800  Coach USA, Inc.                             4,591,950
  2,262  Corporate Express, Inc.                        22,761
 11,490  Equity Corporation International              285,096 (b)
 23,200  ETrade Group, Inc.                            578,550 (b)
 33,400  Gartner Group, Inc.                         1,106,375 (b)
 25,790  HA LO Industries, Inc.                        865,577 (b)
 51,400  Metamor Worldwide, Inc.                     1,966,050 (b)
 95,000  PMT Services, Inc.                          1,852,500
 80,700  Professional Staff plc                      1,452,600
 11,910  Renters Choice, Inc.                          326,036 (b)
 12,600  StaffMark, Inc.                               535,500 (b)
 40,300  True North Communications, Inc.             1,229,150
                                              ----------------
                                                    20,374,481
                                              ----------------
         Telecommunications Equipment - 2.6%
 20,000  Aspect Telecommunications Corp.               575,000 (b)
 19,500  Bisys (The) Group, Inc.                       770,250 (b)
 13,500  Cellstar Corp.                                440,437 (b)
 28,200  Gilat Satellite Networks Ltd.               1,078,650
 22,600  Inter-Tel, Inc.                               533,925
134,400  Larscom, Inc.                               1,260,000 (b)
 30,600  Nice - Systems Ltd.                         1,315,800 (b)
 77,300  Orckit Communications Ltd.                  1,599,144 (b)
                                              ----------------
                                                     7,573,206
                                              ----------------

         Telephone & Telecommunications - 2.4%
 25,300  Advanced Fibre Communications               1,072,087 (b)
 17,000  Davox Corp.                                   380,375 (b)
 39,200  LCI International, Inc.                     1,558,200 (b)
 41,100  Paging Network, Inc.                          577,969 (b)
 36,900  P-Com, Inc.                                   726,469 (b)
 42,000  STARTEC Global Communications Corp.         1,071,000 (b)
 18,900  Tekelec                                       949,725 (b)
 39,650  Tel-Save Holdings, Inc                        904,516 (b)
                                              ----------------
                                                     7,240,341
                                              ----------------
         Textiles & Apparel - 1.1%
 40,200  Nautica Enterprises, Inc.                     999,975 (b)
 10,500  Springs Industries, Inc.                      578,156
 30,800  Tefron Ltd.                                   825,825
 19,000  Warnaco Group, Inc.                           802,750
                                              ----------------
                                                     3,206,706
                                              ----------------

         Transportation - 0.3%
 29,800  Teekay Shipping Corp.                         916,350
                                              ----------------

         Trucking - 0.9%
 38,300  Heartland Express, Inc.                       952,712 (b)
 30,800  USFreightways Corp.                         1,101,100
 16,900  Wabash National Corp.                         521,787
                                              ----------------
                                                     2,575,599
                                              ----------------

         Total Common Stocks
         (cost $258,139,005)                       282,465,719
                                              ----------------

         OTHER - .0004% (a)
         Atrix Laboratories, Inc., 100 put
         option contracts, exercise price
         of $12.50, expires May, 1998                    1,250
                                              ----------------

         Total Other (cost $15,300)                      1,250
                                              ----------------

Principal
 Amount                                               Value
---------                                         ------------

            SHORT-TERM
            SECURITIES - 4.7% (a)
            Commercial Paper
 13,900,000 New Center Asset Trust, 5.55%,
            due 5/01/98                             13,900,000
                                              ----------------
            Total Investments
            (cost $272,054,305)                   $296,366,969 (d)
                                              ================

NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity
    Growth Fund.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at April 30, 1998.
(d) At April 30, 1998, the aggregate cost of securities for
    federal income tax purposes was $272,054,305 and the net
    unrealized appreciation of investments based on that cost was
    $24,312,664 which is comprised of $41,534,028 aggregate gross unrealized appreciation and $17,221,364 aggregate gross
    unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
April 30, 1998
(unaudited)


    Shares                                               Value
--------------                                      --------------

        COMMON STOCKS - 95.2% (a)
        Aerospace - 0.5%
 2,300  Sunstrand Corp.                           $    158,844
                                              ----------------

        Airlines - 1.1%
 2,860  ASA Holdings, Inc.                             108,680
 3,280  Expeditors International of
          Washington Inc.                              139,400
 3,690  Southwest Airlines Co.                         101,244
                                              ----------------
                                                       349,324
                                              ----------------

        Automotive - 1.3%
 2,420  Borg-Warner Automotive, Inc.                   150,494
 2,410  Lear Corp.                                     129,086
 4,730  Superior Industries
        International, Inc.                            151,951
                                              ----------------
                                                       431,531
                                              ----------------

        Automotive Parts - 0.4%
 2,700  Tower Automotive, Inc.                         143,944 (b)
                                              ----------------

        Bank & Finance - 12.5%
 2,490  Associates First Capital Corp.                 186,128
 1,000  Bankers Trust NY Corp.                         129,125
 1,770  Charter One Financial, Inc.                    119,807
 3,810  City National Corp.                            141,684
 2,290  Crestar Financial Corp.                        136,971
 1,320  Donaldson, Lufkin & Jenrette, Inc.             125,153
 3,020  Finova Group, Inc.                             176,859
 2,600  First American Corp.                           128,213
 3,150  Firstar Corp.                                  117,534
 2,700  FIRSTPLUS Financial Group, Inc.                130,950 (b)
 3,810  Franklin Resources, Inc.                       203,835
 1,120  Golden West Financial Corp.                    117,950
 1,930  Mellon Bank Corp.                              138,960
 3,200  Mercantile Bancorporation, Inc.                177,200
 2,180  MGIC Investment Corp.                          137,340
 4,090  Mutual Risk Management Ltd.                    138,549
 2,000  Northern Trust Corp.                           146,000
 2,880  PaineWebber Group, Inc.                        129,060
 1,460  PMI Group                                      118,625
 3,930  Provident Companies, Inc.                      153,516
 4,440  Sirrom Capital Corp.                           132,645
 1,740  State Street Corp.                             124,410
 2,515  Summit Bancorp                                 126,064
 2,920  SunAmerica, Inc.                               145,818
 3,970  TCF Financial Corp.                            129,273
 2,533  Travelers Group, Inc.                          154,988
 3,640  Travelers Property Casualty Corp.              152,880
 2,050  Union Planters Corp.                           126,075
 1,910  Washington Mutual, Inc.                        133,819
                                              ----------------
                                                     4,079,431
                                              ----------------

        Broadcasting - 1.1%
 3,670  CBS Corp.                                      130,744
 2,580  Clear Channel Communications, Inc.             243,165 (b)
                                              ----------------
                                                       373,909
                                              ----------------

        Building Products & Materials - 0.4%
 2,800  Leggett & Platt, Inc.                          145,425
                                              ----------------

        Chemicals - 1.2%
 6,800  Airgas, Inc.                                   105,400 (b)
 4,040  Crompton & Knowles Corp.                       120,948
 3,010  Cytec Industries, Inc.                         164,798 (b)
                                              ----------------
                                                       391,146
                                              ----------------

        Computer Software - 7.4%
 2,180  Autodesk, Inc.                                 102,460
 2,500  BMC Software, Inc.                             233,906 (b)
 4,790  Cadence Design Systems, Inc.                   173,937 (b)
 5,100  Cerner Corp.                                   152,044 (b)
 4,690  Compuware Corp.                                229,224 (b)
 3,070  Documentum, Inc.                               165,396 (b)
 3,910  HBO & Co.                                      233,867
 3,750  Information Management Resources, Inc.         101,719 (b)
 6,980  Learning (The) Company, Inc.                   199,803 (b)
 1,300  Microsoft Corp.                                117,162 (b)
 1,990  Network Associates, Inc.                       136,315 (b)
 1,990  PeopleSoft, Inc.                                92,535 (b)
 5,310  Platinum Technology, Inc.                      135,405 (b)
 2,420  Saville Systems Ireland plc                    120,697 (b)
 1,800  Shared Medical Systems Corp.                   131,287
 4,000  Symantec Corp.                                 116,000 (b)
                                              ----------------
                                                     2,441,757
                                              ----------------

        Computers & Office Equipment - 5.3%
 8,900  Aspec Technology, Inc.                         123,487 (b)
 4,560  Avid Technology, Inc.                          197,790 (b)
 3,380  Cambridge Technology Partners, Inc.            176,605 (b)
 2,110  Cisco Systems, Inc.                            154,558 (b)
 3,560  EMC Corp.                                      164,205 (b)
 7,080  FORE Systems, Inc.                             161,955 (b)
 3,440  Furniture Brands Int'l, Inc.                   101,050 (b)
 2,270  Gateway 2000, Inc.                             133,221 (b)
 4,420  Herman Miller, Inc.                            133,429
 4,120  Hon Industries, Inc.                           131,840
 2,470  Lexmark Intl Group, Inc.                       142,951 (b)
 2,700  Systems & Computer Technology Corp.            152,550 (b)
                                              ----------------
                                                     1,773,641
                                              ----------------

        Conglomerates - 0.9%
 2,800  Tyco International Ltd.                        152,600
 4,970  U.S. Industries, Inc.                          134,811
                                              ----------------
                                                       287,411
                                              ----------------

        Construction & Home Building - 0.4%
 6,830  Clayton Homes                                  137,027
                                              ----------------

        Containers & Packaging - 0.4%
 3,390  Owens-Illinois, Inc.                           134,117 (b)
                                              ----------------

        Drugs & Health Care - 7.5%
 2,330  Arrow International, Inc.                       76,890
 5,660  Ballard Medical Products                       142,207
 1,890  Cardinal Health, Inc.                          181,912
 3,100  Centocor, Inc.                                 130,781 (b)
 2,400  Elan Corp. plc, ADS                            149,100 (b)
 3,520  Forest Laboratories, Inc.                      127,380 (b)
 4,000  Genzyme Corp.                                  123,750 (b)
 3,450  Gilead Sciences, Inc.                          131,100 (b)
 2,630  Guidant Corporation                            175,881
 2,880  IDEC Pharmaceuticals Corp.                     103,680 (b)
 6,440  Luxottica Group S.P.A.                         107,468
 2,400  McKesson Corp.                                 169,650
 5,775  PSS World Medical, Inc.                        129,577 (b)
 3,050  Sola Int'l, Inc.                               129,625 (b)
 2,980  STERIS Corp.                                   175,261 (b)
 5,900  Sybron Corp.                                   156,350 (b)
 5,420  Watson Pharmaceuticals, Inc.                   233,060 (b)
                                              ----------------
                                                     2,443,672
                                              ----------------

        Electric Utilities - 0.4%
 2,680  AES (The) Corp.                                147,902 (b)
                                              ----------------

        Electrical Equipment - 1.9%
 3,780  Applied Materials, Inc.                        136,553 (b)
 3,480  KLA Instruments Corp.                          140,287 (b)
 2,180  Novellus Systems, Inc.                         104,368 (b)
 3,405  Symbol Technologies, Inc.                      131,093
 3,842  Thermo Instrument Systems, Inc.                113,339 (b)
                                              ----------------
                                                       625,640
                                              ----------------

        Electronics - 6.0%
 3,310  Altera Corp.                                   134,055 (b)
 3,940  Analog Devices, Inc.                           153,414 (b)
 6,660  Berg Electronics Corporation                   158,591 (b)
 1,930  Emerson Electric Company                       122,796
 2,510  Maxim Integrated Products, Inc.                101,341 (b)
 4,700  Microchip Technology, Inc.                     133,363 (b)
 3,600  Oak Industries, Inc.                           130,725 (b)
 3,490  PMC-Sierra, Inc.                               158,795 (b)
 1,640  Sanmina Corp.                                  147,600 (b)
 2,600  Solectron Corp.                                115,212 (b)
 3,100  Uniphase Corp.                                 168,175 (b)
 2,400  Vitesse Semiconductor Corp.                    138,450
 3,800  Waters Corp.                                   203,300 (b)
 2,650  Xilinx, Inc.                                   121,237 (b)
                                              ----------------
                                                     1,987,054
                                              ----------------

        Food & Beverage - 1.2%
 7,030  Flowers Industries, Inc.                       150,266
 1,750  Suiza Foods Corp.                              103,687 (b)
 3,800  U.S. Foodservice                               134,188 (b)
                                              ----------------
                                                       388,141
                                              ----------------

        Healthcare Management - 2.1%
 4,940  HEALTHSOUTH Rehabilitation Corp.               149,126 (b)
 4,500  Omnicare, Inc.                                 154,125
 8,110  Oxford Health Plans, Inc.                      138,884 (b)
 2,650  Pediatrix Medical Group, Inc.                  111,797 (b)
 4,280  Total Renal Care Holdings, Inc.                141,775 (b)
                                              ----------------
                                                       695,707
                                              ----------------

        Hospital Management - 2.0%
 3,730  Concentra Managed Care, Inc.                   116,096 (b)
 4,140  Curative Health Services, Inc.                 128,340 (b)
 5,010  Health Management Associates, Inc.             157,815 (b)
 4,930  Quorum Health Group, Inc.                      158,376 (b)
 1,600  Universal Health Services, Inc.                 92,100 (b)
                                              ----------------
                                                       652,727
                                              ----------------

        Household Products - 1.4%
 1,720  Colgate Palmolive Co.                          154,263
 5,660  Dial Corp.                                     137,962
 3,780  Newell Company                                 182,621
                                              ----------------
                                                       474,846
                                              ----------------

        Insurance - 1.9%
 2,090  Conseco, Inc.                                  103,716
 2,710  Nac Re Corp.                                   135,500
 3,090  Nationwide Financial Services                  134,029
 2,950  Old Republic Int'l Corp.                       133,487
 3,590  PLC Capital Trust II                           133,279
                                              ----------------
                                                       640,011
                                              ----------------

        Leisure &
        Entertainment - 1.8%
 3,370  CapStar Hotel Co.                              108,261 (b)
 4,850  Harley Davidson, Inc.                          174,600 (c)
 7,700  Host Marriott Corp.                            149,669
 2,700  Premier Parks, Inc.                            150,187 (b)
                                              ----------------
                                                       582,717
                                              ----------------

        Machinery & Equipment - 1.3%
 2,960  Black & Decker Corp.                           152,810
 2,840  Kennametal, Inc.                               151,407
 2,580  MSC Industrial Direct Co., Inc.,
         Class A                                       131,258 (b)
                                              ----------------
                                                       435,475
                                              ----------------

        Media - 0.8%
 3,620  Outdoor Systems, Inc.                          114,935 (b)
 4,850  Tele-Communications, Inc., Liberty
         Media Group, Series A                         160,959 (b)
                                              ----------------
                                                       275,894
                                              ----------------

        Mining & Metals - 0.9%
 2,830  Carpenter Technology Corp.                     164,317
 1,720  Mueller Industries, Inc.                       116,422 (b)
                                              ----------------
                                                       280,739
                                              ----------------

        Oil & Oil Service - 5.3%
 3,260  BJ Services Co.                                122,250 (b)
 2,400  Camco International, Inc.                      162,900
 2,010  Cooper Cameron Corp.                           133,539 (b)
 2,650  Diamond Offshore Drilling, Inc.                134,156
 4,140  ENSCO International, Inc.                      116,955
 5,840  Global Marine, Inc.                            137,605 (b)
 4,400  Noble Drilling Corp.                           142,175 (b)
 4,438  R&B Falcon Corp.                               142,293 (b)
 2,410  Smith Int'l, Inc.                              141,587 (b)
 2,960  Sun Company, Inc.                              119,695
 3,330  Tosco Corp.                                    118,631
 2,390  Transocean Offshore, Inc.                      133,541
 3,630  USX-Marathon Group                             129,999
                                              ----------------
                                                     1,735,326
                                              ----------------

        Pollution Control - 0.8%
 5,240  USA Waste Services, Inc.                       257,087
                                              ----------------

        Publishing & Printing - 0.3%
 3,390  World Color Press, Inc.                        108,480 (b)
                                              ----------------

        Railroads - 0.6%
 1,920  CSX Corp.                                      100,800
 2,500  Kansas City Southern Industries, Inc.          112,969
                                              ----------------
                                                       213,769
                                              ----------------

        Real Estate Investment Trust - 0.4%
 2,120  AMBAC, Inc.                                    120,178
                                              ----------------

        Restaurants - 1.0%
 4,300  Papa John's International, Inc.                179,525 (b)
 3,100  Starbucks Corp.                                149,187 (b)
                                              ----------------
                                                       328,712
                                              ----------------

        Retail - 7.4%
 2,440  Bed, Bath & Beyond, Inc.                       120,170 (b)
 4,490  Borders Group, Inc.                            144,241 (b)
 3,100  Consolidated Stores Corp.                      124,000 (b)
 3,820  Dollar General Corp.                           144,683
 2,480  Dollar Tree Stores, Inc.                       134,540 (b)
 2,700  Fred Meyer, Inc.                               121,163 (b)
 4,890  General Nutrition Companies                    175,429 (b)
 4,120  Kohl's Corp.                                   170,208 (b)
 3,330  Lands' End, Inc.                               122,794 (b)
 4,260  Long Drug Stores, Inc.                         123,274
 3,890  Men's (The) Wearhouse, Inc.                    163,866 (b)
 3,900  Office Depot, Inc.                             129,187 (b)
 4,300  Proffitt's, Inc.                               170,925 (b)
 3,550  Ross Stores, Inc.                              164,409
 2,420  Stage Store, Inc.                              124,479 (b)
 2,100  Williams-Sonoma, Inc.                          115,369 (b)
 6,280  Zale Corp.                                     189,185 (b)
                                              ----------------
                                                     2,437,922
                                              ----------------

        Services - 8.3%
 5,500  AccuStaff, Inc.                                197,313 (b)
 5,430  American Management Systems, Inc.              157,131 (b)
 5,040  Apollo Group, Inc.                             172,620 (b)
 6,097  Cendant Corporation                            152,425 (b)
 3,540  Computer Horizons Corp.                        134,299 (b)
 2,930  Crane Company                                  157,671
 5,680  Equifax, Inc.                                  219,745
 1,800  Fiserv, Inc.                                   117,675 (b)
 4,070  Gartner Group, Inc.                            134,819 (b)
 2,910  Harsco Corp.                                   133,860
 3,050  Interpublic Group of Cos., Inc.                194,819
 2,870  Omnicom Group, Inc.                            135,966
 2,680  Paychex, Inc.                                  145,558
 3,000  Robert Half Int'l, Inc.                        162,375 (b)
 3,190  Sterling Commerce, Inc.                        135,774 (b)
 4,800  Stewart Enterprises, Inc.                      123,600
 7,020  SunGard Data Systems, Inc.                     250,087 (b)
                                              ----------------
                                                     2,725,737
                                              ----------------

        Telecommunications Equipment - 2.3%
 4,600  ADC Telecommunications, Inc.                   137,712 (b)
 3,600  Ascend Communications, Inc.                    156,825 (b)
 5,060  Aspect Telecommunications Corp.                145,475 (b)
 2,910  Ericsson (L.M.) Telecommunications,
         Class B, ADR                                  149,683
 2,250  Tellabs, Inc.                                  159,469 (b)
                                              ----------------
                                                       749,164
                                              ----------------

        Telephone & Telecommunications - 5.2%
 4,910  Advanced Fibre Communications                  208,061 (b)
 3,450  Century Telephone Enterprises                  146,841
 5,660  NEXTEL Communications, Inc., Class A           162,371 (b)
 5,920  Omnipoint Corp.                                145,040 (b)
 2,560  Tekelec                                        128,640 (b)
 1,000  Telecomunicacoes Brasileiras                   121,813
 2,910  Telephone and Data Systems, Inc.               138,225
 7,070  Tel-Save Holdings, Inc                         161,284 (b)
 4,400  US LEC Corp.                                   106,700 (b)
 7,290  Vanguard Cellular Systems, Inc.                138,510 (b)
 5,900  Western Wireless Corp.                         115,050 (b)
 3,440  WorldCom, Inc.                                 147,167 (b)
                                              ----------------
                                                     1,719,702
                                              ----------------

        Textiles & Apparel - 0.8%
 2,210  Jones Apparel Group, Inc.                      132,186 (b)
 3,440  Warnaco Group, Inc.                            145,340
                                              ----------------
                                                       277,526
                                              ----------------

        Trucking - 0.7%
 3,340  USFreightways Corp.                            119,405
 4,050  Wabash National Corp.                          125,044
                                              ----------------
                                                       244,449
                                              ----------------

        Total Common Stocks
        (cost $28,375,552)                          31,396,084
                                              ----------------

Principal
 Amount                                             Value
---------                                       ------------

SHORT-TERM
SECURITIES - 4.8% (a)
U.S. Government Agency
$ 1,580,000  Federal Home Loan Mortgage,
               Discount Notes, 5.45%,
               Due 5/01/98                        $  1,580,000
                                              ----------------
             Total Investments
             (cost $29,955,552)                   $ 32,976,084 (d)
                                              ================

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth
    Fund.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at April 30, 1998.
(d) At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $29,955,552 and the net unrealized appreciation of investments based on that cost was $3,020,532 which is comprised of $3,393,015 aggregate gross unrealized appreciation and $372,483 aggregate gross unrealized depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (ADS) - American Depository Shares

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
April 30, 1998
(unaudited)

    Shares                                               Value
--------------                                      --------------

        ARGENTINA - 0.9% (a)
        COMMON STOCKS
 2,353  Banco de Galicia Buenos Aires 'B' ADR
         (USD)                                   $      57,649
 2,600  Banco Frances del Rio de la Plata ADR
         (USD)                                          75,563
19,286  Naviera Perez 'B'                              115,926
 4,690  Telefonica de Argentina ADR (USD)              180,858
10,287  YPF Sociedad Anonima ADR (USD)                 358,758
                                              ----------------
Total Argentina                                        788,754
                                              ----------------

        AUSTRALIA - 2.0% (a)
        COMMON STOCKS
22,711  Australia Gas & Light                          169,049
 4,000  Brambles Industries Ltd.                        82,471
16,198  Broken Hill Proprietary                        158,477
15,000  Colonial Ltd.                                   52,832
14,918  Commonwealth Bank of Australia                 179,134
35,000  Goodman Fielder Ltd.                            54,332
45,000  John Fairfax Holdings Ltd.                      82,184
 5,331  Lend Lease Corp.                               122,396
 6,306  National Australia Bank Ltd.                    89,665
27,076  News Corp.                                     181,548
17,000  Publishing & Broadcasting                       81,277
47,086  Telstra Corp. Ltd.                             110,563
25,000  Westpac Banking                                167,954
17,500  Woodside Petroleum                             114,486
                                              ----------------
                                                     1,646,368
                                              ----------------

        PREFERRED STOCKS
12,727  News Corp.                                      71,723
                                              ----------------
        Total Australia                              1,718,091
                                              ----------------

        BELGIUM - 1.6% (a)
        COMMON STOCKS
   601  Credit Communal Holding/Dexia                   82,358
   530  Generale de Banque S.A.                        306,199
    35  Generale de Banque S.A., VVPR (reduced
         tax) Strips                                         7
 1,550  Kredietbank                                    874,540
    25  UCB                                            119,533
                                              ----------------
        Total Belgium                                1,382,637
                                              ----------------

        BRAZIL - 2.3% (a)
        COMMON STOCKS
   470  Brazil Fund (USD)                               10,693
 1,270  Centrais Eletricas Brasileiras S.A. ADR
         (USD)                                          26,353
 2,950  Companhia Brasileira de Distribuicao
         Grupo Pao de Acucar GDR (USD)                  78,544
   500  Companhia Energetica Brasilia (USD)             24,000
 5,828  Companhia Energetica Minas Gerais ADR
         (USD)                                         279,744
 2,000  Companhia Siderurgica Nacional (ADR)            62,250
10,883  Telecomunicacoes Brasilias ADR (USD)         1,325,684
29,910  Usinas Siderurgicas de Minas Gerais ADR
         (USD)                                         209,370
                                              ----------------
        Total Brazil                                 2,016,638
                                              ----------------

        CANADA - 0.3% (a)
        COMMON STOCKS
 4,980  Alcan Aluminum                                 163,684
 1,870  Royal Bank of Canada                           111,942
                                              ----------------
        Total Canada                                   275,626
                                              ----------------

        CHILE - 0.1% (a)
        COMMON STOCKS
 1,950  Chilectra ADR (USD)                             54,356
 2,039  Enersis S.A. ADR (USD)                          60,023
   386  Santa Isabel (ADR)                               6,369
                                              ----------------
        Total Chile                                    120,748
                                              ----------------

        CHINA - 0.3% (a)
        COMMON STOCKS
11,400  Huaneng Power International'N' ADR
         (USD)                                         250,800 (b)
                                              ----------------

        CZECH REPUBLIC - 0.05% (a)
        COMMON STOCKS
   250  SPT Telecom a.s.                                36,360 (b)
                                              ----------------

        DENMARK - 0.2% (a)
        COMMON STOCKS
 1,020  Den Danske Bank                                123,715
   190  Tele Danmark 'B'                                15,965
   930  Unidanmark 'A'                                  78,144
                                              ----------------
        Total Denmark                                  217,824
                                              ----------------

        FINLAND - 0.4% (a)
        COMMON STOCKS
 5,340  Nokia Oyj                                      358,837
                                              ----------------

        FRANCE - 9.5% (a)
        COMMON STOCKS
   435  Accor                                          118,610
 2,430  Alcatel Alsthom                                450,749
 3,860  AXA                                            453,362
   630  Canal Plus                                     109,524
   417  Carrefour                                      238,989
 2,930  Cie de St. Gobain                              488,415
 1,638  Credit Commercial de France                    130,800
   457  Credit Local de France                          55,348
   690  Credit Local de France - Dexia France           83,567
   190  Dexia France                                    23,011
 5,790  Eaux Cie Generale                            1,076,896
   950  Groupe Danone                                  224,422
   630  GTM Entrepose                                   49,679
 1,220  Lafarge Coppee                                 115,282
   101  Lafarge SA                                       9,275
 1,740  Lapeyre                                        132,287
   649  Legrand                                        171,670
   231  L'Oreal                                        110,293
   503  Pathe S.A.                                     109,453
 1,159  Pinault Printemps Redoute                      863,417
   760  Primagaz                                        65,620
 3,993  Sanofi                                         484,262
 6,112  Schneider S.A.                                 457,561
 1,276  Societe Generale                               265,771
 2,440  Societe Nationale Elf Aquitaine                320,273
 2,604  Sodexho                                        476,960
 2,080  Television Francaise                           292,397
 7,443  Total 'B'                                      885,335
                                              ----------------
        Total France                                 8,263,228
                                              ----------------

        GERMANY - 6.3% (a)
        COMMON STOCKS
 1,360  Allianz AG                                     418,333
 7,788  Bayer                                          346,317
 6,210  Bayerische Hypotheken - und Wechse - Bank      354,353
 4,636  Bayerische Vereinsbank AG                      352,631
 1,600  Bilfinger & Berger Bau AG                       53,941
   100  Buderas                                         46,976
 2,410  Commerzbank AG                                  92,932
 6,623  Deutsche Bank AG                               509,674
11,445  Deutsche Telekom                               289,545
 5,805  Dresdner Bank AG                               314,099
 4,768  Dresdner Bank AG Warrants Expiring
         4/30/2002                                     119,562 (b)
 8,002  Gehe AG                                        414,692
 2,640  Hoechst AG                                     106,494
   200  Hornbach Baumarkt                                9,139
   264  Mannesmann                                     209,488
 1,470  Rhoen Klinikum                                 153,590
 1,200  SAP AG                                         568,388
 2,571  Siemens AG                                     150,430
 7,990  Veba AG                                        528,051
   132  Volkswagen                                     105,112
                                              ----------------
                                                     5,143,747
                                              ----------------

        PREFERRED STOCKS
   610  Fielmann                                        17,081
   410  Fresenius AG                                    98,356
   710  Hornbach Holdings AG                            68,842
   294  SAP AG                                         146,627
                                              ----------------
                                                       330,906
                                              ----------------
        Total Germany                                5,474,653
                                              ----------------

        HONG KONG - 1.9% (a)
        COMMON STOCKS
16,000  Cheung Kong Holdings Ltd.                      106,377
40,000  Doa Heng Bank Ltd.                             118,255
14,000  Hang Seng Bank Ltd.                            117,932
34,000  Henderson Land Development Ltd.                151,872
70,400  Hong Kong and China Gas Co. Ltd.                95,884
 3,200  Hong Kong and China Gas Co. Ltd.,
         Warrants Expiring 9/30/99                         254 (b)
50,625  Hong Kong Land Holdings (USD)                   71,381
 3,200  Hong Kong Shanghai Bank Holdings                91,299
64,000  Hutchison Whampoa                              395,766
57,699  New World Development Co. Ltd.                 164,248
27,000  Sun Hung Kai Properties Ltd.                   160,341
42,000  Swire Pacific 'A'                              209,837
                                              ----------------
        Total Hong Kong                              1,683,446
                                              ----------------

         INDIA - 0.1% (a)
         COMMON STOCKS
  7,000  Mahanager Telephone Nigam Ltd.                112,875
                                              ----------------

         ITALY - 5.1% (a)
         COMMON STOCKS
 12,760  Assicurazioni Generali                        383,949
 16,000  Banca Commerciale Italiana                     80,933
180,000  Banca di Roma                                 331,781 (b)
128,302  Credito Italiano                              674,340
 81,458  Ente Nazionale Idrocarburi                    547,008
 12,010  IMI SpA                                       196,624
  3,278  Industrie Natuzzi SpA ADR (USD)                84,204
 36,000  Istituto Nazionale Delle Assicurazioni        107,613
 14,000  Italgas                                        64,809
  7,589  Mediolanum SpA                                227,496
  5,000  Rinascente                                     50,103
147,896  Telecom Italia Mobile                         843,283
118,983  Telecom Italia SpA                            890,013
                                              ----------------
         Total Italy                                 4,482,156
                                              ----------------

         JAPAN - 16.3% (a)
         COMMON STOCKS
  1,331  Advantest Corp.                                89,511
 12,000  Alps Electric                                 125,132
 17,000  Amada                                          68,724
 39,000  Canon                                         922,397
 10,000  Citizen Watch Co.                              67,251
 15,000  Dai Nippon Screen Manufacturing Co. Ltd.       69,707
  3,000  Daifuku                                        11,856
 25,000  Daiichi Pharmaceutical                        358,735
 19,000  Daiwa House                                   153,619
     39  DDI Corp.                                      98,723
     54  East Japan Railway                            269,306
  4,200  Fanuc                                         154,874
 37,000  Hitachi                                       265,324
 22,000  Hitachi Zosen                                  33,580
  3,000  Honda Motor Co.                               108,811
  7,000  Inax                                           25,918
  9,000  Ito-Yokado                                    465,846
 16,000  Kao Corp.                                     235,152
 10,000  Kokuyo                                        171,528
 20,000  Komatsu                                        90,676
  8,000  Komori                                        136,013
 24,000  Kuraray                                       202,750
  8,000  Kyocera                                       419,525
 13,000  Makita                                        141,454
 24,000  Marui                                         379,024
 38,000  Matsushita Electric Industrial                608,735
 25,000  Mitsubishi                                    188,907
100,000  Mitsubishi Heavy Industries                   370,258
 56,000  Mitsui Fudosan                                511,168
 11,000  Murata Manufacturing                          322,503
  4,000  National House Industrial                      32,492
 69,000  NEC                                           776,863
 33,000  Nippon Denso                                  567,289
     27  Nippon Telegraph & Telecom                    236,663
 35,000  Nomura Securities                             427,120
 13,000  Pioneer Electronic                            213,163
  2,000  Sangetsu Co. Ltd.                              25,540
 25,000  Sankyo Co.                                    619,616
  2,700  Sega Enterprises                               44,884
 31,000  Sekisui Chemical                              170,296
 19,000  Sekisui House                                 148,451
  3,100  Seven-Eleven Japan                            207,307
 13,000  Sharp Corp.                                   102,161
 19,350  Shin-Etsu Chemical                            377,233
 13,000  Shiseido Co. Ltd.                             171,415
  9,000  Sony                                          748,753
 38,000  Sumitomo                                      218,226
 51,000  Sumitomo Electric                             607,730
 10,000  Sumitomo Forestry                              58,561
  8,000  TDK                                           632,311
 17,000  Teijin                                         48,557
 11,000  Tokio Marine & Fire Insurance                 119,692
  4,300  Tokyo Electronics                             168,959
  8,000  Tokyo Steel Manufacturing                      35,243
 20,000  Toppan Printing                               237,721
 10,000  Uny Co.                                       160,949
  3,150  Yurtec                                         16,781
                                              ----------------
         Total Japan                                14,240,983
                                              ----------------

         MEXICO - 1.7% (a)
         COMMON STOCKS
 15,620  Cementos de Mexico ADR (USD)                  158,153
 13,267  Cemex "B"                                      79,790
  1,099  Cifra SA de CV                                 19,233
 20,745  Gruma "B"                                      47,655 (b)
  3,561  Gruma S.A. GDR (USD)                           33,162 (b)
    423  Grupo Financiero Banamex Accival "L"            1,082
 30,000  Grupo Financiero Banamex "B"                   93,042
 36,760  Grupo Industrial Maseca "B"                    26,530
  2,740  Grupo Televisa GDR (USD)                      112,340 (b)
 30,799  Kimberly-Clark Mexico "A"                     149,637
  5,980  Panamerican Beverages "A" ADR (USD)           238,451
  7,920  Telefonos de Mexico "L" ADR (USD)             448,470
  4,800  TV Azteca S.A. ADR (USD)                       89,400
                                              ----------------
         Total Mexico                                1,496,945
                                              ----------------

         NETHERLANDS - 10.8% (a)
         COMMON STOCKS
 17,506  ABN Amro Holdings N.V.                        426,363
    547  Akzo Nobel                                    111,290
    920  ASM Lithography Holding N.V.                   83,525
  2,740  Baan Co. N.V.                                 121,588 (b)
  2,554  Bann Co. NV                                   112,143
 33,000  CLP Holdings Ltd.                             158,482
  7,399  CSM                                           400,332
 42,164  Elsevier                                      636,603
  8,470  Fortis Amev N.V.                              495,596
  2,408  Gucci Group N.V. (USD)                        112,123
 23,125  ING Groep N.V.                              1,503,051
  6,129  ING Groep N.V., Stock Warrants                111,045 (b)
  6,561  Koninklijke Ahold NV                          204,615
  5,480  Koninklijke Numico N.V.                       183,110
  1,942  Koninklijke PTT Nederland                     100,364
    940  Otra N.V.                                      17,217
  7,390  Polygram                                      305,097
 33,640  Royal Dutch Petroleum                       1,856,766
  2,380  Royal Phillips Electronics N.V.               209,712
 12,230  Unilever NV                                   870,588
 10,994  Wolters Kluwer                              1,437,313
                                              ----------------
         Total Netherlands                           9,456,923
                                              ----------------

         NEW ZEALAND - 0.3% (a)
         COMMON STOCKS
 18,841  Fletcher Challenge Building                    38,097
 17,596  Fletcher Challenge Energy                      60,017
  9,000  Telecom Corporation of New Zealand Ltd.        24,148
 23,000  Telecom Corp. of New Zealand                  109,238
                                              ----------------
         Total New Zealand                             231,500
                                              ----------------

         NORWAY - 1.9% (a)
         COMMON STOCKS
  1,200  Bergesen "A"                                   25,910
 13,060  Norsk Hydro                                   651,551
  8,440  Orkla "A"                                   1,000,591
  1,460  Saga Petroleum "B"                             26,042
                                              ----------------
         Total Norway                                1,704,094
                                              ----------------

         PANAMA - 0.05% (a)
         COMMON STOCKS
    585  Banco Latinoamericano de
          Exportaciones S.A. "E"                        20,914
                                              ----------------

         PERU - 0.1% (a)
         COMMON STOCKS
  1,452  Credicorp Ltd.                                 24,322
  3,328  Telefonica del Peru S.A. ADR (USD)             73,632
                                              ----------------
         Total Peru                                     97,954
                                              ----------------

         PORTUGAL - 0.4% (a)
         COMMON STOCKS
  8,166  Jeronimo Martins                              370,677
                                              ----------------

         RUSSIA - 0.1% (a)
         COMMON STOCKS
  3,470  Gazprom ADR (USD)                              64,022
    550  Lukoil holding AB                              37,537
                                              ----------------
         Total Russia                                  101,559
                                              ----------------

         SINGAPORE  - 0.5% (a)
         COMMON STOCKS
 18,800  Overseas Union Bank                            71,280
 19,140  Singapore Press Holdings Ltd.                 211,659
 41,000  Singapore Telecommunications Ltd.              70,471
 17,000  United Overseas Bank                           80,568
                                              ----------------
         Total Singapore                               433,978
                                              ----------------

         SOUTH KOREA - 0.1% (a)
         COMMON STOCKS
 15,643  Korea Equity Fund (USD)                       120,256
                                              ----------------

         SPAIN - 2.8% (a)
         COMMON STOCKS
  3,150  Banco Bilbao Vizcaya S.A.                     162,154
  2,424  Banco Popular Espanol S.A.                    198,949
  9,793  Banco Santander SA                            517,621
  2,272  Corporacion Bancaria de Espana S.A.           189,458
 12,830  Endesa S.A.                                   311,694
  2,179  Gas Natural SDG, S.A.                         139,639
 16,100  Iberdrola                                     258,995
  3,124  Repsol S.A.                                   171,277
 11,542  Telefonica de Espana                          481,990
 11,542  Telefonica S.A.                                 9,094 (b)
                                              ----------------
         Total Spain                                 2,440,871
                                              ----------------

         SWEDEN - 3.7% (a)
         COMMON STOCKS
 14,050  ABB AB                                        227,754
 39,636  Astra AB                                      788,420
  9,010  Atlas Copco "B"                               265,342
  5,080  Electrolux "B"                                472,436
  2,460  Esselte "B"                                    56,241
  2,010  Granges AB                                     36,607
 11,400  Hennes & Mauritz AB                           593,413
 74,561  Nordbanken Holding AB                         548,951
    660  Sandvik "A"                                    19,053
  7,570  Sandvik "B"                                   218,045
  1,370  Scribona "B"                                   17,519
                                              ----------------
         Total Sweden                                3,243,781
                                              ----------------

         SWITZERLAND - 7.5% (a)
         COMMON STOCKS
    286  ABB AG                                        468,884
  1,154  Adecco S.A.                                   503,745
  2,190  Credit Suisse Group                           481,639
    715  Nestle                                      1,386,638
    984  Novartis AG                                 1,626,338
    116  Roche Holdings                              1,175,462
    270  Schweizerische Bankgesellschaft               434,735
  1,310  Schwizerischer Bankverein                     454,855
                                              ----------------
         Total Switzerland                           6,532,296
                                              ----------------

         THAILAND - 0.2% (a)
         COMMON STOCKS
 64,000  Thai Farmers Bank Public Co. Ltd.             146,546
                                              ----------------

         UNITED KINGDOM - 18.1% (a)
         COMMON STOCKS
 26,000  Abbey National                                488,395
 30,706  Argos plc                                     332,440
101,000  Asda Group                                    338,308
 29,117  BG plc                                        155,609
 25,000  British Petroleum                             395,175
 57,100  Cable & Wireless                              654,251
 40,400  Cadbury Schweppes                             589,272
 72,400  Caradon plc                                   234,335
 21,000  Centrica plc                                   36,444
 26,000  Compass Group                                 450,123
 26,000  David S. Smith                                100,027
 21,000  Electrocomponents                             204,262
  3,000  GKN                                            86,713
 44,500  Glaxo Wellcome                              1,257,954
  5,000  Heywood Williams Group                         21,411
 16,000  Hillsdown Holdings                             47,906
 11,000  John Laing "A"                                 65,871
 65,000  Kingfisher plc                              1,180,759
115,000  National Westminster Bank                   2,302,555
 47,000  Rank Group plc                                304,247
119,000  Reed International plc                      1,051,986
 22,000  Rolls Royce                                   102,670
 29,800  RTZ                                           427,932
 57,000  Safeway plc                                   339,901
161,000  Shell Transport & Trading                   1,198,406
134,200  SmithKline Beecham plc                      1,600,516
 46,000  Tesco                                         430,887
130,000  Tomkins                                       765,426
 41,500  United News & Media                           562,971
                                              ----------------
         Total United Kingdom                       15,726,752
                                              ----------------

         VENEZUELA - 0.1% (a)
         COMMON STOCKS
  2,248  Compania Anonima Nacional Telefonos
          de Venezuela ADR (USD)                        75,308
                                              ----------------

   Principal
    Amount
--------------

            SHORT-TERM
            SECURITIES -  4.3% (a)
            Commercial Paper
$ 3,800,000 New Center Asset Trust
            5.55% due 5/1/1998                       3,800,000
                                              ----------------
            Total Investments                     $ 87,424,010 (d)
                                              ================

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.
(b) Currently non-income producing.
(c) Security Classification:

                            Cost            Value       % of Portfolio
                        ------------      ----------    --------------
Common Stocks &
Warrants                $66,381,275      $83,469,561         95.5%
Preferred Stocks            295,479          154,449          0.2%
Short-Term                3,800,000        3,800,000          4.3%
                     --------------   --------------       ------
Total Investments       $70,476,754      $87,424,010        100.0%
                     ==============   ==============       ======

(d) At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $70,476,754 and the net unrealized appreciation of investments based on that cost was $16,947,256 which is comprised of $22,033,015 aggregate gross unrealized appreciation and $5,085,759 aggregate gross unrealized depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
April 30, 1998
(unaudited)

    Shares                                             Value
--------------                                   --------------

         COMMON STOCKS - 96.6% (a)
         Airlines - 0.9%
393,050  Southwest Airlines Co.                  $  10,784,309
                                              ----------------
                                                    10,784,309
                                              ----------------

         Bank & Finance - 17.9%
126,400  American Express Co.                       12,892,800
191,450  American International Group, Inc.         25,187,641
190,600  Bank of New York Co., Inc.                 11,257,312
150,100  BankAmerica Corp.                          12,758,500
 92,000  Chase Manhattan Corp.                      12,747,750
 84,400  Citicorp                                   12,702,200
238,600  Federal Home Loan Mortgage Corp.           11,050,163
188,700  Federal National Mortgage Association      11,298,413
 88,000  Household International, Inc.              11,566,500
159,000  Lehman Brothers Holdings, Inc.             11,298,938
339,450  MBNA Corp.                                 11,498,869
143,100  Merrill Lynch & Co., Inc.                  12,557,025
178,900  MGIC Investment Corp.                      11,270,700
331,700  NationsBank Corp.                          25,126,275
190,800  U.S. Bancorp                               24,231,600
                                              ----------------
                                                   217,444,686
                                              ----------------

         Chemicals - 5.0%
144,400  Air Products & Chemicals, Inc.             12,544,750
343,200  E.I. du Pont de Nemours and Co.            24,989,250
218,900  Monsanto Co.                               11,574,337
243,100  Praxair, Inc.                              12,230,969
                                              ----------------
                                                    61,339,306
                                              ----------------

         Computer Software - 3.0%
206,700  Computer Associates International,
          Inc.                                      12,104,869
134,100  Microsoft Corp.                            12,085,763 (b)
367,600  Parametric Technology Corp.                11,751,713 (b)
                                              ----------------
                                                    35,942,345
                                              ----------------
         Computers & Office Equipment - 4.4%
349,800  Cisco Systems, Inc.                        25,622,850 (b)
186,900  Hewlett Packard Co.                        14,075,906
114,200  International Business Machines            13,232,925
                                              ----------------
                                                    52,931,681
                                              ----------------

         Conglomerates - 5.1%
568,500  AlliedSignal, Inc.                         24,907,406
626,000  Dover Corp.                                24,727,000
300,500  Thermo Electron Corp.                      11,963,656 (b)
                                              ----------------
                                                    61,598,062
                                              ----------------

         Drugs & Health Care - 10.1%
159,100  Abbott Laboratories                        11,634,188
128,600  American Home Products Corp.               11,975,875
167,400  Becton, Dickinson & Co.                    11,655,225
112,600  Bristol-Myers Squibb Co.                   11,921,525
202,500  Eli Lilly & Co.                            14,086,406
164,500  Johnson & Johnson                          11,741,188
186,900  Merck & Co., Inc.                          22,521,450
120,600  Pfizer, Inc.                               13,725,788
 73,800  Warner-Lambert Co.                         13,962,038
                                              ----------------
                                                   123,223,683
                                              ----------------

         Electric Utilities - 2.0%
192,200  FPL Group, Inc.                            11,928,412
454,800  Southern Co.                               12,052,200
                                              ----------------
                                                    23,980,612
                                              ----------------

         Electrical Equipment - 3.0%
276,500  General Electric Co.                       23,537,063
145,100  Honeywell, Inc.                            13,512,438
                                              ----------------
                                                    37,049,501
                                              ----------------

         Electronics - 3.0%
281,200  Adaptec, Inc.                               6,660,925 (b)
272,800  Atmel Corp.                                 5,507,150 (b)
304,900  Intel Corp.                                24,639,731
                                              ----------------
                                                    36,807,806
                                              ----------------

         Food & Beverage - 5.5%
301,000  Coca-Cola Co.                              22,838,375
551,900  PepsiCo, Inc.                              21,903,531
379,700  Sara Lee Corp.                             22,615,881
                                              ----------------
                                                    67,357,787
                                              ----------------

         Household Products - 4.8%
149,400  Avon Products, Inc.                        12,278,812
136,300  Colgate Palmolive Co.                      12,224,406
199,000  Gillette Co.                               22,972,062
135,500  Procter & Gamble Co.                       11,136,406
                                              ----------------
                                                    58,611,686
                                              ----------------

         Leisure & Entertainment - 3.9%
173,900  Carnival Cruise Lines, Inc.                12,096,919
111,700  Disney (Walt) Co.                          13,885,706
150,900  Marriott Int'l, Inc.                        4,979,700
150,900  Marriott Int'l, Inc. (New Marriott)         4,828,800
300,500  Mattel, Inc.                               11,512,906
                                              ----------------
                                                    47,304,031
                                              ----------------

         Machinery & Equipment - 0.9%
190,800  Deere & Co.                                11,149,875
                                              ----------------

         Mining & Metals - 1.1%
172,700  Aluminum Co. of America                    13,384,250
                                              ----------------

         Oil & Oil Service - 10.0%
137,600  Chevron Corp.                              11,377,800
348,600  Exxon Corp.                                25,426,012
464,900  Halliburton Co.                            25,569,500
152,800  Mobil Corp.                                12,071,200
407,300  Royal Dutch Petroleum Co.                  23,037,906
153,200  Schlumberger Ltd.                          12,696,450
315,000  USX-Marathon Group                         11,280,937
                                              ----------------
                                                   121,459,805
                                              ----------------

         Restaurants - 1.0%
198,700  McDonald's Corp.                           12,294,562
                                              ----------------

         Retail - 4.8%
152,500  CVS Corp.                                  11,246,875
231,800  Federated Department Stores                11,401,662 (b)
274,600  Kroger Co.                                 11,498,875 (b)
321,800  Safeway, Inc.                              12,308,850 (b)
233,900  Wal-Mart Stores, Inc.                      11,826,569
                                              ----------------
                                                    58,282,831
                                              ----------------

         Services - 1.7%
298,726  Cendant Corporation                         7,468,150 (b)
372,300  First Data Corp.                           12,611,663
                                              ----------------
                                                    20,079,813
                                              ----------------

         Telecommunications Equipment - 3.2%
188,348  Lucent Technologies, Inc.                  14,337,992
205,400  Motorola, Inc.                             11,425,375
178,400  Tellabs, Inc.                              12,644,100 (b)
                                              ----------------
                                                    38,407,467
                                              ----------------

         Telephone & Telecommunications - 5.3%
485,400  Ameritech Corp.                            20,659,837
541,200  SBC Communications, Inc.                   22,425,975
190,100  Teleport Communications Group, Inc.        10,241,638 (b)
274,300  WorldCom, Inc.                             11,734,897 (b)
                                              ----------------
                                                    65,062,347
                                              ----------------
         Total Common Stock
         (cost $811,973,200)                     1,174,496,445
                                              ----------------

    Principal
      Amount
--------------

               SHORT-TERM
               SECURITIES - 3.4% (a)
               Commercial Paper
$  26,200,000  Koch Industries Corp., 5.55%,
                 Due 5/01/98                        26,200,000
   15,600,000  Mobil Corp., 5.51%, Due 5/01/98      15,600,000
                                              ----------------

               Total Short-Term Securities
               (at amortized cost)                  41,800,000
                                              ----------------
               Total Investments
               (cost $853,773,200)              $1,216,296,445 (c)
                                              ================

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.
(b) Currently non-income producing.
(c) At April 30, 1998, the aggregate cost of securities for
    federal income tax purposes was $853,773,200 and the net
    unrealized appreciation of investments based on that cost was
    $362,523,245 which is comprised of $371,908,408 aggregate
    gross unrealized appreciation and $9,385,163 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood High Yield Fund
Portfolio of Investments
April 30, 1998
(unaudited)

    Principal                                                                                 Maturity
     Amount                                                                     Rate            Date              Value
----------------                                                               ------        ----------        -----------

                   CORPORATE BONDS - 83.6% (a)
                   Aerospace - 0.9%
   $ 4,110,000     Alliant Techsystems, Inc., Sr. Subordinated Notes             11.75%       3/1/2003         $  4,495,313
     3,950,000     BE Aerospace, Inc., Sr. Subordinated Notes                      8.0%       3/1/2008            3,910,500
                                                                                                             --------------
                                                                                                                  8,405,813
                                                                                                             --------------

                   Airlines - 1.3%
     4,000,000     Continental Airlines, Inc., Sr. Notes                           9.5%     12/15/2001            4,240,000
     2,000,000     Northwest Airlines, Inc., Notes                               8.375%      3/15/2004            2,069,174
     3,000,000     Northwest Airlines, Inc., Sr. Notes                           7.625%      3/15/2005            3,000,000
     2,000,000     U.S. Air, Inc., Sr. Secured Equipment Trust,
                   Series 1993-A-3                                              10.375%       3/1/2013            2,318,522
                                                                                                             --------------
                                                                                                                 11,627,696
                                                                                                             --------------

                   Automotive - 0.2%
     1,950,000     Delco Remy International, Inc., Sr. Notes                     8.625%     12/15/2007            2,018,250
                                                                                                             --------------

                   Bank & Finance - 6.5%
     3,450,000     AmeriCredit Corp., Sr. Notes                                   9.25%        2/1/2004           3,519,000
     3,000,000     AMRESCO, Inc., Sr. Subordinated Notes                         9.875%       3/15/2005           3,105,000
     2,450,000     Chevy Chase Savings Bank, Subordinated Debentures              9.25%       12/1/2005           2,517,375
     4,400,000     Dollar Financial Group, Inc., Sr. Notes, Series A            10.875%      11/15/2003           4,774,000
     3,200,000     Emergent Group, Inc., Sr. Notes                               10.75%       9/15/2004           3,112,000
     8,150,000     First Nationwide Holdings, Inc., Sr. Notes                     12.5%       4/15/2003           9,311,375
     2,598,000     HomeSide, Inc., Sr. Secured Second Priority Bonds,
                   Series B                                                      11.25%       5/15/2003           3,091,620
     5,900,000     Mego Mortgage Corp., Sr. Subordinated Notes                    12.5%       12/1/2001           4,749,500
     2,750,000     Metris Companies Inc., Sr. Notes                               10.0%       11/1/2004           2,887,500
     5,680,000     Trizec Finance Ltd., Sr. Notes                               10.875%      10/15/2005           6,404,200
     2,000,000     Veritas Capital Trust, Trust Preferred Securities              10.0%        1/1/2028           2,067,500
     3,380,000     Veritas Holdings GMBH, Sr. Notes                              9.625%      12/15/2003           3,582,800
     5,000,000     Williams Scotsman, Inc., Sr. Notes                            9.875%        6/1/2007           5,200,000
     4,800,000     Wilshire Financial Services Group, Inc., Notes                 13.0%        1/1/2004           5,208,000
                                                                                                             --------------
                                                                                                                 59,529,870
                                                                                                             --------------

                   Broadcasting - 12.2%
     3,265,000     Adelphia Communications Corp., Sr. Debentures                11.875%       9/15/2004           3,607,825
     3,500,000     American Telecasting, Inc., Sr. Discount Notes             Zero Coupon     8/15/2005             717,500
     2,000,000     American Telecasting, Inc., Sr. Discount Notes             Zero Coupon     6/15/2004             470,000
     2,400,000     Australis Holdings Pty Ltd., Sr. Discount Notes            Zero Coupon     11/1/2002             660,000
    12,155,970     Australis Media Ltd., Sr. Discount Notes                   Zero Coupon     5/15/2003           1,762,616
     3,500,000     Chancellor Media Corp., Sr. Subordinated Notes                8.125%      12/15/2007           3,521,875
     4,000,000     CS Wireless Systems, Inc., Sr. Discount Notes, Series B    Zero Coupon      3/1/2006             820,000
     2,000,000     CSC Holdings, Inc., Sr. Notes                                 7.875%      12/15/2007           2,060,000
     4,000,000     Diamond Cable Communications plc, Sr. Discount Notes       Zero Coupon    12/15/2005           3,200,000
     1,150,000     Diamond Cable Co., Sr. Discount Notes                      Zero Coupon     9/30/2004           1,075,250
     1,600,000     Echostar DBS Corp., Sr. Secured Notes                          12.5%        7/1/2002           1,800,000
     4,000,000     EchoStar Satellite Broadcasting Corp., Sr. Secured
                   Discount Notes                                             Zero Coupon     3/15/2004           3,680,000
     4,300,000     Falcon Holding Group, L.P., Sr. Discount Debentures            11.0%       4/15/2010           2,741,250
    10,455,298     Falcon Holdings Group L.P., Sr. Subordinated Notes,
                     Series B                                                     11.0%       9/15/2003          11,239,445
     7,200,000     Groupo Televisa S.A., Sr. Notes                              11.875%       5/15/2006           8,325,000
     5,500,000     Intermedia Capital Partners, Sr. Notes                        11.25%        8/1/2006           6,201,250
     4,600,000     International CableTel, Inc., Sr. Notes, Series A          Zero Coupon     4/15/2005           3,979,000
     4,700,000     Jacor Communications, Inc., Convertible Preferred          Zero Coupon      2/9/2018           2,009,250
     3,400,000     Jones Intercable, Inc., Sr. Notes                             9.625%       3/15/2002           3,629,500
     2,800,000     NTL, Inc., Sr. Notes, Series B                                 10.0%       2/15/2007           3,003,000
     4,000,000     Olympus Communications, L.P., Sr. Notes                      10.625%      11/15/2006           4,440,000
     6,000,000     Orion Network Systems, Inc., Sr. Notes                        11.25%       1/15/2007           6,945,000
     5,500,000     Renaissance Media Group LLC, Sr. Discount Notes            Zero Coupon     4/15/2008           3,382,500
     5,200,000     Rogers Cablesystems Ltd., Sr. Secured Second Priority
                     Notes                                                       9.625%        8/1/2002           5,538,000
     6,000,000     Rogers Communications, Inc., Convertible Debentures             2.0%      11/26/2005           3,592,500
     2,000,000     Rogers Communications, Inc., Sr. Notes                        9.125%       1/15/2006           2,030,000
       680,988     Scott Cable Communications, Jr. Subordinated Notes,
                     Payment-In-Kind                                              16.0%       7/18/2002             248,561
     5,600,000     SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B      10.75%       5/15/2006           6,202,000
     2,000,000     Sinclair Broadcast Group, Sr. Subordinated Notes               8.75%      12/15/2007           2,035,000
     2,000,000     Sinclair Broadcast Group, Sr. Subordinated Notes                9.0%       7/15/2007           2,070,000
     2,900,000     UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B  Zero Coupon     5/15/2006           1,943,000
     1,500,000     UIH Australia/Pacific, Inc., Sr. Discount Notes, Series D  Zero Coupon     5/15/2006           1,005,000
     8,000,000     United International Holdings, Inc., Sr. Notes, Series B   Zero Coupon     2/15/2008           5,070,000
     3,100,000     Wireless One, Inc., Sr. Notes                                  13.0%      10/15/2003             635,500
     2,800,000     Young Broadcasting Corp., Sr. Subordinated Notes              11.75%      11/15/2004           3,101,000
                                                                                                             --------------
                                                                                                                112,740,822
                                                                                                             --------------

                   Building Products & Materials - 1.7%
     2,800,000     American Standard Cos Inc., Notes                             7.375%       4/15/2005           2,766,089
     4,400,000     American Standard Cos, Inc., Sr. Notes                        7.375%        2/1/2008           4,279,000
     3,500,000     Atrium Companies, Inc., Sr. Subordinated Notes                 10.5%      11/15/2006           3,745,000
     4,000,000     CEMEX S.A. de C.V., Notes                                     12.75%       7/15/2006           4,850,000
                                                                                                             --------------
                                                                                                                 15,640,089
                                                                                                             --------------

                   Chemicals - 0.6%
     1,950,000     General Chemical Corp., Sr. Subordinated Notes                 9.25%       8/15/2003           2,028,000
     3,200,000     Sovereign Specialty Chemicals, Inc., Sr. Subordinated Notes     9.5%        8/1/2007           3,336,000
                                                                                                             --------------
                                                                                                                  5,364,000
                                                                                                             --------------

                   Computers & Office Equipment - 2.4%
     3,500,000     Dictaphone Corp., Sr. Subordinated Notes                      11.75%        8/1/2005           3,587,500
     2,000,000     MCMS, Inc., Subordinated Notes                             10.32031%        3/1/2008           1,990,000
     3,200,000     Samsung Electronics America, Notes                             9.75%        5/1/2003           3,232,000
     2,400,000     Unisys Corp., Sr. Notes                                        12.0%       4/15/2003           2,724,000
     4,000,000     Unisys Corp., Sr. Notes                                       11.75%      10/15/2004           4,635,000
     3,250,000     Wam!Net, Inc., Units                                       Zero Coupon      3/1/2005           2,096,250
     4,200,000     Zilog, Inc., Sr. Notes                                          9.5%        3/1/2005           3,654,000
                                                                                                             --------------
                                                                                                                 21,918,750
                                                                                                             --------------

                   Conglomerates - 0.3%
     2,750,000     Eagle-Picher Acquisition, Inc., Sr. Subordinated Notes        9.375%        3/1/2008           2,791,250
                                                                                                             --------------

                   Construction & Home Building - 1.2%
     6,400,000     Peters (J.M.) Co., Inc., Sr. Notes                            12.75%        5/1/2002           6,912,000
     3,600,000     The Fortress Group, Inc., Sr. Notes                           13.75%       5/15/2003           4,176,000
                                                                                                             --------------
                                                                                                                 11,088,000
                                                                                                             --------------

                   Containers & Packaging - 1.5%
     2,400,000     Graham Packaging Company, Sr. Subordinated Notes           Zero Coupon     1/15/2008           2,400,000
     3,350,000     Radnor Holdings Corp., Sr. Notes                                10.0%      12/1/2003           3,509,125
     1,050,000     Radnor Holdings Corp., Sr. Notes, Series B                      10.0%      12/1/2003           1,099,875
     2,191,000     Silgan Holdings, Inc., Subordinated Debentures,
                     Payment-In-Kind                                              13.25%      7/15/2006           2,503,218
     1,900,000     Vicap, S.A. de C.V., Sr. Guaranteed Notes                      10.25%      5/15/2002           1,980,750
     2,300,000     Vicap, S.A. de C.V., Sr. Guaranteed Notes                     11.375%      5/15/2007           2,530,000
                                                                                                             --------------
                                                                                                                 14,022,968
                                                                                                             --------------

                   Cosmetics & Toiletries - 0.6%
     4,200,000     Revlon Consumer Products Corp., Sr Notes                       8.625%       2/1/2008           4,210,500
     1,200,000     Revlon Consumer Products Corp., Sr. Notes                      8.125%       2/1/2006           1,200,000
                                                                                                             --------------
                                                                                                                  5,410,500
                                                                                                             --------------

                   Drugs & Health Care - 1.0%
     3,200,000     Global Health Sciences, Inc., Sr. Notes                         11.0%       5/1/2008           3,152,000
     2,900,000     ICN Pharmaceuticals, Inc., Sr. Notes                            9.25%      8/15/2005           3,110,250
     2,450,000     Owens & Minor, Inc., Sr. Subordinated Notes                   10.875%       6/1/2006           2,768,500
                                                                                                             --------------
                                                                                                                  9,030,750
                                                                                                             --------------

                   Electric Utilities - 1.9%
     1,600,000     AES Corp., Sr. Subordinated Notes                                8.5%      11/1/2007           1,648,000
     1,000,000     CMS Energy Corp., Sr. Notes                                    7.625%     11/15/2004           1,013,490
     4,000,000     CMS Energy Corp., Sr. Unsecured Notes                          8.125%      5/15/2002           4,107,648
     1,600,000     CMS Energy, Sr Unsecured Notes                                   7.0%      1/15/2005           1,593,877
     3,200,000     ESI Tractebel Acquisition Corp, Series A                        7.99%     12/30/2011           3,197,763
     1,750,000     Midland Cogen Venture Fund II, Secured Lease Obligation
                     Bonds, Series A                                              11.75%      7/23/2005           2,089,551
     3,000,000     Midland Cogen Venture Fund II, Subordinated Secured Lease
                     Obligation Bonds                                             13.25%      7/23/2006           3,797,511
                                                                                                             --------------
                                                                                                                 17,447,840
                                                                                                             --------------

                   Electrical Equipment - 1.8%
     3,100,000     EV International, Inc., Sr. Subordinated Notes, Series A        11.0%      3/15/2007           2,883,000
     4,000,000     Fisher Scientific Int'l, Inc., Sr. Subordinated Notes            9.0%       2/1/2008           4,040,000
     2,000,000     Protection One Alarm Monitoring, Inc., Convertible Sr.
                     Subordinated Notes                                            6.75%      9/15/2003           2,515,000
     3,200,000     Protection One Alarm Monitoring, Inc., Sr. Subordinated
                     Discount Notes                                           Zero Coupon     6/30/2005           3,600,000
     3,900,000     Telex Communications, Inc., Unsecured Sr. Notes                 10.5%       5/1/2007           3,588,000
                                                                                                             --------------
                                                                                                                 16,626,000
                                                                                                             --------------

                   Food & Beverage - 3.9%
     3,200,000     Ameriserve Food Distribution, Inc., Sr. Notes                  8.875%     10/15/2006           3,280,000
     2,800,000     Cott Corp., Sr. Notes                                            8.5%       5/1/2007           2,786,000
     6,000,000     Fresh Del Monte Corp., Sr. Notes, Series B                      10.0%       5/1/2003           6,330,000
     6,000,000     Gorges/Quik-to-Fix Foods, Sr. Subordinated Notes, Series B      11.5%      12/1/2006           6,315,000
     4,000,000     Grupo Azucarero Mexico, Sr. Notes                               11.5%      1/15/2005           3,610,000
     4,700,000     Imperial Holly Corp., Sr. Subordinated Notes                    9.75%     12/15/2007           4,747,000
     2,000,000     Packaged Ice, Inc., Sr. Notes                                   9.75%       2/1/2005           2,040,000
     4,000,000     Smithfield Foods, Inc., Sr. Subordinated Notes                 7.625%      2/15/2008           3,980,000
     2,400,000     Southern Foods Group, L.P., Sr. Subordinated Notes             9.875%       9/1/2007           2,556,000
                                                                                                             --------------
                                                                                                                 35,644,000
                                                                                                             --------------

                   Hospital Management - 1.5%
     5,100,000     Integrated Health Svcs, Inc., Sr Subordinated Notes, Series A   9.25%      1/15/2008           5,265,750
     2,800,000     PhyMatrix Corp., Convertible Subordinated Debentures            6.75%      6/15/2003           2,327,500
     3,200,000     Tenet Healthcare Corp., Sr. Subordinated Notes                10.125%       3/1/2005           3,568,000
     2,400,000     Vencor, Inc., Sr. Subordinated Notes                           8.625%      7/15/2007           2,700,000
                                                                                                             --------------
                                                                                                                 13,861,250
                                                                                                             --------------

                   Household Products - 1.9%
     5,150,000     BPC Holding Corp., Sr. Secured Notes, Series B                  12.5%      6/15/2006           5,665,000
     4,000,000     Lifestyle Furnishings International Ltd., Sr. Subordinated
                     Notes                                                       10.875%       8/1/2006           4,500,000
     2,000,000     Sealy Mattress Company, Sr. Discount Notes                 Zero Coupon    12/15/2007           1,350,000
     1,800,000     Sealy Mattress Company, Sr. Subordinated Notes                 9.875%     12/15/2007           1,910,250
     4,000,000     Simmons Co., Sr. Subordinated Notes                            10.75%      4/15/2006           4,320,000
                                                                                                             --------------
                                                                                                                 17,745,250
                                                                                                             --------------

                   Leisure & Entertainment - 3.3%
     4,777,000     AMF Group, Inc., Sr. Subordinated Discount Notes,
                     Series B                                                 Zero Coupon     3/15/2006           3,845,485
     2,000,000     CapStar Hotel Company, Convertible Subordinated Notes           4.75%     10/15/2004           1,775,000
     1,600,000     CapStar Hotel Company, Sr. Subordinated Notes                   8.75%      8/15/2007           1,668,000
     2,000,000     Discovery Zone, Inc., Sr. Notes                                 13.5%       8/1/2002           1,940,000
     4,000,000     HMH Properties, Inc., Sr. Secured Notes                        8.875%      7/15/2007           4,455,000
     2,000,000     IMAX Corp., Sr. Notes                                           10.0%       3/1/2001           2,085,000
     3,600,000     Lodgenet Entertainment, Sr. Notes                              10.25%     12/15/2006           3,726,000
     3,300,000     Premier Parks, Inc., Sr. Discount Notes                    Zero Coupon      4/1/2008           2,107,875
     3,000,000     Production Resource Group LLC, Sr. Subordinated Notes           11.5%      1/15/2008           2,985,000
     1,600,000     Signature Resorts, Inc., Sr. Notes                              9.25%      5/15/2006           1,616,000
     2,000,000     Signature Resorts, Inc., Sr. Subordinated Notes                 9.75%      10/1/2007           2,000,000
     2,000,000     Silverleaf Resorts, Inc., Sr. Subordinated Notes                10.5%       4/1/2008           2,005,000
                                                                                                             --------------
                                                                                                                 30,208,360
                                                                                                             --------------

                   Machinery & Equipment - 1.5%
     2,800,000     Motors & Gears, Inc., Sr. Discount Notes                       10.75%     11/15/2006           3,017,000
     4,800,000     Navistar Financial Corp., Sr. Subordinated Notes, Series B       9.0%       6/1/2002           5,052,000
     3,600,000     Navistar International Corp., Sr. Notes, Series B                7.0%       2/1/2003           3,600,000
     2,000,000     Scotsman Group, Inc., Sr. Subordinated Notes                   8.625%     12/15/2007           2,045,000
                                                                                                             --------------
                                                                                                                 13,714,000
                                                                                                             --------------

                   Mining & Metals - 2.2%
     3,465,000     AK Steel Corp., Sr. Notes                                      10.75%       4/1/2004           3,716,213
     3,150,000     Altos Hornos de Mexico, Bonds, Series B                       11.875%      4/30/2004           3,252,375
     6,965,000     UCAR Global Enterprises, Inc., Sr. Subordinated Notes,
                     Series B                                                      12.0%      1/15/2005           7,539,613
     4,400,000     Westmin Resources Ltd., Sr. Notes                               11.0%      3/15/2007           5,313,000
                                                                                                             --------------
                                                                                                                 19,821,201
                                                                                                             --------------

                   Oil & Gas - 4.2%
     6,500,000     Abraxas Petroleum Corp., Sr. Notes, Series B                    11.5%      11/1/2004           6,808,750
     3,800,000     Belden & Blake Corp., Sr. Subordinated Notes                   9.875%      6/15/2007           3,790,500
     1,200,000     Chesapeake Energy Corp., Sr. Notes                             9.625%       5/1/2005           1,213,500
     3,200,000     Coho Energy, Inc., Sr. Subordinated Notes                      8.875%     10/15/2007           3,024,000
     2,800,000     Cross Timbers Oil Company, Sr. Subordinated Notes, Series B     8.75%      11/1/2009           2,866,500
     1,950,000     Dailey Int'l, Inc., Sr. Notes                                    9.5%      2/15/2008           1,969,500
     6,000,000     National Energy Group, Inc., Sr. Notes, Series C               10.75%      11/1/2006           5,640,000
     2,400,000     Pride International, Inc., Convertible Subordinated
                     Debentures                                               Zero Coupon     4/24/2018           1,032,000
     3,400,000     Pride Petroleum Services, Inc., Sr. Notes                      9.375%       5/1/2007           3,655,000
     3,000,000     RAM Energy, Inc., Sr. Notes                                     11.5%      2/15/2008           3,045,000
     3,150,000     Snyder Oil Corp., Sr. Subordinated Notes                        8.75%      6/15/2007           3,240,562
     2,350,000     Trico Marine Services, Inc., Sr. Unsecured Notes, Series E       8.5%       8/1/2005           2,361,750
                                                                                                             --------------
                                                                                                                 38,647,062
                                                                                                             --------------

                   Paper & Forest Products - 2.8%
     1,400,000     APP Finance ( VII)  Mauritius, Convertible Notes                 3.5%      4/30/2003           1,408,750
     2,400,000     APP Finance (II) Mauritius Ltd., Guaranteed Preferred
                     Securities, Series B                                          12.0%      2/15/2004           2,130,000
       800,000     App Intl' Finance, Secured Notes                               10.25%      10/1/2000             738,000
     2,000,000     Fonda Group, Inc., Sr. Subordinated Notes, Series B              9.5%       3/1/2007           1,970,000
     2,000,000     FSW International Finance Co. B.V., Guaranteed Secured Notes    12.5%      11/1/2006             545,000 (c)
     1,200,000     Indah Kiat Finance Mauritius, Guaranteed Sr. Notes              10.0%       7/1/2007           1,005,000
     5,400,000     National Fiberstok Corp., Sr. Notes Series B                  11.625%      6/15/2002           5,778,000
     2,400,000     Pindo Deli Finance Mauritius, Sr. Notes                        10.25%      10/1/2002           1,998,000
     4,000,000     S.D. Warren Co. Sr. Subordinated Notes                          12.0%     12/15/2004           4,460,000
     3,000,000     SF Holdings Group, Inc., Units                             Zero Coupon     3/15/2008           1,695,000
     3,950,000     Tembec Finance Corp., Sr. Notes                                9.875%      9/30/2005           4,206,750
                                                                                                             --------------
                                                                                                                 25,934,500
                                                                                                             --------------

                   Pollution Control - 0.4%
     3,000,000     Norcal Waste Systems, Inc., Sr. Notes, Series B                13.25%     11/15/2005           3,480,000
                                                                                                             --------------

                   Publishing & Printing - 2.1%
     2,500,000     K-III Communications Corp., Sr. Notes                          10.25%       6/1/2004           2,681,250
     5,500,000     MDC Communications Corp., Sr. Subordinated Notes                10.5%      12/1/2006           5,967,500
     6,000,000     Neodata Services, Inc., Sr. Notes, Series B                     12.0%       5/1/2003           6,390,000
     4,150,000     Sullivan Graphics, Inc., Sr. Subordinated Notes                12.75%       8/1/2005           4,357,500
                                                                                                             --------------
                                                                                                                 19,396,250
                                                                                                             --------------

                   Retail - 1.6%
     5,800,000     Brylane L.P., Sr. Subordinated Notes, Series B                  10.0%       9/1/2003           6,140,750
     3,000,000     County Seat Stores, Inc., Units                                12.75%      11/1/2004           3,045,000
     2,250,000     F & M Distributors, Inc., Sr. Subordinated Notes                11.5%      4/15/2003              33,750 (c)
     3,600,000     Hollywood Entertainment Corp., Sr. Subordinated Notes,
                     Series B                                                    10.625%      8/15/2004           3,744,000
     2,000,000     TravelCenters of America, Inc., Sr. Subordinated Notes         10.25%       4/1/2007           2,120,000
                                                                                                             --------------
                                                                                                                 15,083,500
                                                                                                             --------------

                   Retail: Food - 1.4%
     3,400,000     Fleming Companies, Inc., Sr. Subordinated Notes, Series B     10.625%      7/31/2007           3,595,500
     2,700,000     Jitney-Jungle Stores of America, Sr. Notes                      12.0%       3/1/2006           3,030,750
     1,200,000     Jitney-Jungle Stores of America, Sr. Subordinated Notes       10.375%      9/15/2007           1,251,000
     5,000,000     Smith's Food & Drug Centers, Pass Through Certificates          8.64%       7/2/2012           5,250,000
                                                                                                             --------------
                                                                                                                 13,127,250
                                                                                                             --------------

                   Services - 0.9%
     5,900,000     KinderCare Learning Centers, Inc., Sr. Subordinated Notes        9.5%      2/15/2009           5,959,000
     2,700,000     Unicco Service Co., Sr. Subordinated Notes, Series B           9.875%     10/15/2007           2,747,250
                                                                                                             --------------
                                                                                                                  8,706,250
                                                                                                             --------------

                   Telecommunications - 17.5%
     7,200,000     Allegiance Telecom, Inc., Units                                11.75%      2/15/2008           4,086,000
     2,400,000     American Mobile Satellite Corp., Units                         12.25%       4/1/2008           2,448,000
     3,100,000     CenCall Communications Corp., Sr. Redeemable Discount
                     Notes                                                    Zero Coupon     1/15/2004           3,026,375
     4,000,000     Clearnet Communications, Inc., Sr. Discount Notes          Zero Coupon    12/15/2005           3,360,000
     4,000,000     Comcast Cellular Holdings, Inc., Sr. Notes                       9.5%       5/1/2007           4,185,000
     3,200,000     Esprit Telecom Group, plc, Sr. Notes                            11.5%     12/15/2007           3,488,000
     3,200,000     E.Spire Communications, Sr. Notes                              13.75%      7/15/2007           3,792,000
     2,400,000     Globalstar L.P., Sr. Notes                                     10.75%      11/1/2004           2,430,000
     3,800,000     GST Equipment Funding, Inc., Sr. Secured Notes                 13.25%       5/1/2007           4,446,000
     2,000,000     GST Telecommunications Inc., Sr. Discount Notes            Zero Coupon      5/1/2008           1,220,000
     1,060,000     GST Telecommunications, Inc., Sr. Subordinated Notes       Zero Coupon    12/15/2005           1,526,400
     2,750,000     Hermes Europe Railtel B.V., Sr. Notes                           11.5%      8/15/2007           3,121,250
       200,000     HighwayMaster Communications, Inc., Sr. Notes                  13.75%      9/15/2005             210,000
     2,700,000     HighwayMaster Communications, Inc., Sr. Notes                  13.75%      9/15/2005           2,835,000
     1,600,000     Hyperion Telecommunications, Inc., Sr. Secured Notes           12.25%       9/1/2004           1,788,000
     3,400,000     Hyperion Telecommunications, Sr. Discount Notes, Series B  Zero Coupon     4/15/2003           2,541,500
     2,300,000     IDT Corp., Sr. Notes                                            8.75%      2/15/2006           2,277,000
     3,500,000     IntelCom Group (U.S.A.), Inc., Sr. Discount Ntoes          Zero Coupon      5/1/2006           2,791,250
     3,100,000     Intermedia Communications Inc., Sr. Notes, Series B              8.5%      1/15/2008           3,193,000
     2,800,000     Ionica plc, Sr. Notes                                           13.5%      8/15/2006           2,478,000
       800,000     Iridium LLC/Capital Corp., Sr. Notes                           11.25%      7/15/2005             830,000
     2,800,000     Iridium LLC/Capital Corp., Sr. Notes, Series A                  13.0%      7/15/2005           3,104,500
     3,150,000     Iridium LLC/Capital Corp., Sr. Notes, Series B                  14.0%      7/15/2005           3,591,000
     2,000,000     IXC Communications, Inc., Sr. Subordinated Notes                 9.0%      4/15/2008           2,015,000
     2,000,000     Jordan Telecommunication Products, Sr. Notes                   9.875%       8/1/2007           2,120,000
     4,000,000     Level 3 Communications, Inc., Sr. Subordinated Notes           9.125%       5/1/2008           3,760,000
     7,200,000     McCaw International Ltd., Sr. Discount Notes               Zero Coupon     4/15/2007           4,896,000
     3,150,000     MGC Communications, Inc., Sr. Notes, Series B                   13.0%      10/1/2004           3,323,250
     6,000,000     Microcell Telecommunications, Inc., Sr. Discount Notes     Zero Coupon      6/1/2006           4,485,000
     8,400,000     Millicom International Cellular, Sr. Discount Notes        Zero Coupon      6/1/2006           6,615,000
     4,000,000     MJD Communications Inc., Notes                               10.0025%       5/1/2008           4,000,000
     1,200,000     MJD Communications Inc., Sr. Sub Notes                           9.5%       5/1/2008           1,200,000
     3,000,000     Netia Holdings BV, Sr. Discount Notes                      Zero Coupon     11/1/2007           2,186,250
     2,950,000     Nextel Communications, Inc., Sr. Discount Notes            Zero Coupon     2/15/2008           1,895,375
     2,000,000     Nextel Communications, Inc., Sr. Discount Notes            Zero Coupon    10/31/2007           1,310,000
     3,100,000     Nextel Communications, Inc., Sr. Discount Notes            Zero Coupon     9/15/2007           2,092,500
     3,200,000     NEXTLINK Communications LLC, Sr. Discount Notes                 12.5%      4/15/2006           3,680,000
     1,600,000     NEXTLINK Communications, Inc., Sr. Notes                       9.625%      10/1/2007           1,684,000
     4,800,000     PageMart Nationwide, Inc., Sr. Discount Exchange Notes     Zero Coupon      2/1/2005           4,272,000
     2,800,000     Pagemart Wireless, Inc., Sr. Discount Notes                Zero Coupon      2/1/2008           1,757,000
     3,200,000     Pathinet, Inc., Units                                          12.25%      4/15/2008           3,288,000
     3,400,000     Phonetel Technologies, Inc., Sr. Notes                          12.0%     12/15/2006           3,026,000
     3,000,000     Poland Telecom Finance BV                                       14.0%      12/1/2007           3,405,000
     1,950,000     Price Communications Wireless, Sr Subordinated Notes           11.75%      7/15/2007           2,198,625
     3,600,000     Primus Telecommunications Group, Inc., Sr. Notes               11.75%       8/1/2004           4,005,000
     4,445,000     RSL Communications Ltd., Units                                 12.25%     11/15/2006           5,089,525
     2,800,000     Telegroup, Inc., Sr. Discount Notes                        Zero Coupon     11/1/2004           2,282,000
     4,000,000     Teletrac, Inc. Sr. B Notes                                      14.0%       8/1/2007           3,860,000
     3,200,000     Teligent, Inc., Sr. Discount Notes                         Zero Coupon      3/1/2008           1,836,000
     3,200,000     Teligent, Inc., Sr. Notes                                       11.5%      12/1/2007           3,336,000
     6,000,000     UNIFI Communications, Inc., Sr. Notes                           14.0%       3/1/2004           1,200,000
     3,100,000     USA Mobile Communications, Inc., Sr. Notes                      14.0%      11/1/2004           3,417,750
     4,000,000     USN Communications, Inc., Sr. Discount Notes, Series B     Zero Coupon     8/15/2004           3,280,000
     3,000,000     VIALOG Corp., Sr. Notes                                        12.75%     11/15/2001           3,090,000
     1,700,000     WinStar Communications, Inc., Sr. Discount Notes           Zero Coupon    10/15/2005           1,377,000
     2,000,000     WinStar Communications, Inc., Unsecured Sr. Notes               14.5%     10/15/2005           2,690,000
                                                                                                             --------------
                                                                                                                161,440,550
                                                                                                             --------------

                   Textiles & Apparel - 2.5%
     1,950,000     Anvil Knitwear, Inc., Sr. Notes, Series B                     10.875%      3/15/2007           2,018,250
     3,950,000     CMI Industries, Inc., Sr. Subordinated Notes                     9.5%      10/1/2003           3,950,000
     1,600,000     Dan River, Inc., Sr. Subordinated Notes                       10.125%     12/15/2003           1,704,000
     2,800,000     Delta Mills, Inc., Sr. Notes, Series B                         9.625%       9/1/2007           2,870,000
     2,800,000     Dyersburg Corp., Sr. Subordinated Notes                         9.75%       9/1/2007           2,905,000
     2,750,000     Galey & Lord, Inc., Sr. Subordinated Notes                     9.125%       3/1/2008           2,770,625
     6,010,000     Westpoint Stevens, Inc., Sr. Subordinated Debentures           9.375%     12/15/2005           6,385,625
                                                                                                             --------------
                                                                                                                 22,603,500
                                                                                                             --------------
                   Transportation - 1.8%
     4,700,000     Allied Holdings, Inc., Sr. Notes, Series B                     8.625%      10/1/2007           4,794,000
     3,800,000     Equimar Shipholdings Ltd., First Priority Mtg                  9.875%       7/1/2007           3,581,500
     2,800,000     Panoceanic Bulk Carriers, Ltd., 1st Preferred Shipping
                     Notes                                                         12.0%     12/15/2007           2,632,000
     3,000,000     TFM S. A. de  C.V., Sr. Discount Debentures                Zero Coupon     6/15/2009           2,055,000
     4,000,000     Windsor Petroleum, Notes                                        7.84%      1/15/2021           3,811,416
                                                                                                             --------------
                                                                                                                 16,873,916
                                                                                                             --------------
                   Total Corporate Bonds (cost $759,124,874)                                                    769,949,437
                                                                                                             --------------

                   FOREIGN GOVERNMENT BONDS - 0.2% (a)
     2,000,000     Korea (Republic of), Notes
                     (cost $1,984,060)                                             8.75%      4/15/2003           2,005,350
                                                                                                             --------------


     Shares                                                                                                        Value
 ----------------                                                                                              ------------

                PREFERRED STOCKS - 11.0% (a)
                Convertible - 3.2%
     24,000     AES Trust II, Convertible Preferred Stock                                                         1,404,000
     40,000     CalEnergy Capital Trust III, Convertible Preferred Stock                                          1,915,000
     30,000     Central Parking Finance Trust, Convertible Preferred Stock                                          780,000
     46,000     Chesapeake Energy Corp., Convertible Preferred Stock                                              2,150,500
     75,000     Echostar Communications Corp., Preferred Stock, Series C                                          4,706,250
     67,200     Granite Broadcasting Corp., Convertible Preferred Stock                                           4,015,200
     60,000     Host Marriott Financial Trust, Convertible Preferred Stock                                        3,420,000
     30,000     Intermedia Communication, Convertible Preferred Stock                                             1,016,250
     58,500     Network Imaging Corp., Convertible Preferred Stock, Series A                                        561,234
     29,500     Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                       1,917,500
     33,500     TIMET Capital Trust I, Convertible Preferred Stock                                                1,616,375
     80,000     USX Corp. (Marathon Group), Convertible Preferred Stock                                           1,660,000
     30,000     WorldCom, Inc., Convertible Preferred Stock                                                       4,445,625
                                                                                                             --------------
                                                                                                                 29,607,934
                                                                                                             --------------

                Non-Convertible - 7.8%
     28,000     California Federal Bank, Non-cumulative Preferred Stock                                           3,192,000
     29,646     Chancellor Media Corp., Payment-In-Kind Preferred Stock                                           3,639,046
     65,000     Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                   3,558,750
     39,269     Communications & Power Industries, Inc., Preferred Stock, Series B                                4,266,577
     42,865     CSC Holdings, Inc., Payment-In-Kind, Preferred Stock                                              5,004,489
     19,471     CSC Holdings, Inc., Preferred Stock                                                               2,239,165
      1,484     Echostar Communications Corp., Payment-in-Kind, Series B Preferred                                1,658,370
     45,500     Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                          0 (b,d)
    276,736     Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                              484,288 (b)
      4,557     ICG Holdings, Inc., Preferred Stock                                                               5,491,185
      2,145     Intermedia Communications, Inc., Preferred Stock                                                  2,627,625
      2,189     IXC Communications, Inc., Preferred Stock                                                         2,539,240
      1,200     J Crew Group, Preferred Stock                                                                     1,080,000
     28,000     Nebco Evans Holdings Company, Preferred Stock                                                     2,919,000
      2,950     Nextel Communications, Inc., Preferred Stock                                                      3,149,125
     61,133     NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                    3,721,471
      4,030     Paxson Communications Corp., Payment-In-Kind Preferred Stock                                      4,130,750
    160,000     Petroleum Heat & Power Co., Inc., Exchangeable Preferred Stock, Series B                          2,120,000
     17,000     Primedia, Inc., Preferred Stock                                                                   1,712,750
     27,500     Primedia, Inc., Preferred Stock                                                                   2,729,375
     36,500     Primedia, Inc., Preferred Stock, Series D                                                         3,750,375
    122,500     River Bank America, Preferred Stock                                                               2,909,375
     29,767     SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock                                           3,505,064
  4,000,000     SIG Capital Trust I, Preferred Stock                                                              4,060,000
        800     Winstar Communications, Inc., Preferred Stock                                                       974,000
                                                                                                             --------------
                                                                                                                 71,462,020
                                                                                                             --------------
                  Total Preferred Stocks (cost $103,036,658)                                                    101,069,954
                                                                                                             --------------

                COMMON STOCKS & STOCK WARRANTS - 2.8% (a, b)
     26,000     American Telecasting, Inc., Stock Warrants                                                           13,000
      2,400     American Telecasting, Inc., Stock Warrants                                                            1,200
    125,000     Arch Communications Group, Common Stock                                                             710,937
      2,400     Australis Holdings Pty Ltd., Stock Warrants                                                              24 (d)
     10,920     Australis Media Ltd., Stock Warrants                                                                    109 (d)
     70,000     Bell & Howell Co., Common Stock                                                                   1,933,750
     23,925     Clearnet Communications, Inc., Stock Warrants                                                       143,550
      1,890     Communications & Power Industries, Inc., Common Stock                                               283,500
     13,009     Consolidated Hydro, Inc., Stock Warrants, Class B                                                    26,018 (d)
      8,444     Consolidated Hydro, Inc., Stock Warrants, Class C                                                    25,332 (d)
      2,233     CS Wireless Systems, Inc., Common Stock                                                                   2
      2,000     Discovery Zone, Inc., Stock Warrants                                                                120,000
     11,700     E.Spire Communications, Stock Warrants                                                            2,189,363
    112,013     Gaylord Container Corp., Class A Common Stock                                                     1,078,125
    154,623     Gaylord Container Corp., Stock Warrants                                                           1,468,918
     14,905     Grand Union Co., Stock Warrants                                                                          15 (d)
     29,811     Grand Union Co., Stock Warrants                                                                          30 (d)
      2,900     HighwayMaster Communications, Inc., Stock Warrants                                                   29,000
      9,200     Hyperion Telecommunications, Stock Warrants                                                         644,000
     60,000     IntelCom Group Communications, Inc., Common Stock                                                 2,100,000
     50,335     IntelCom Group (U.S.A.), Inc., Stock Warrants                                                     1,113,662
      4,100     Intermedia Communications of Florida, Stock Warrants                                                553,500
        375     Intermedia Communications, Inc., Common Stock                                                        27,369
     10,200     Ionica plc, Stock Warrants                                                                          816,000
      2,000     Iridium World Communications, Stock Warrants                                                        510,000
     32,180     JPS Textiles Group, Common Stock, Class A                                                               322 (d)
     35,000     Magellan Health Services, Common Stock                                                              971,250
      7,100     McCaw International Ltd., Stock Warrants                                                             23,075
    143,834     Memorex Telex N.V., ADR, Common Stock                                                                   359
      3,981     Memorex Telex N.V., ADR, Stock Warrants                                                                   0 (d)
      3,150     MGC Communications, Inc., Stock Warrants                                                            157,500
     27,200     Microcell Telecommunications, Inc., Stock Warrants                                                  428,944
    268,000     MobileMedia Corp., Class A Common Stock                                                              33,500
      1,500     NEXTEL Communications, Stock Warrants                                                                 8,295
      3,086     NEXTEL Communications, Stock Warrants                                                                 1,296
     26,250     PageMart Nationwide, Inc., Common Stock                                                             262,500
    112,000     Pagemart Wireless, Inc., Class A Common Stock                                                     1,120,000
     20,000     Plantronics, Inc., Common Stock                                                                     850,000
     80,000     Powertel, Inc., Common Stock                                                                      1,830,000
      3,200     Primus Telecommunications Group, Inc., Stock Warrants                                                91,200
     19,360     Protection One Alarm Monitoring, Stock Warrants                                                     307,340
      6,000     RSL Communications Ltd., Stock Warrants                                                             598,500
      4,000     Teletrac Holdings, Inc., Stock Warrants                                                             120,000
     20,000     Triangle Wire & Cable, Inc., Stock Warrants                                                               0 (d)
      4,600     UIH Australia/Pacific, Inc., Stock Warrants                                                          69,000
      6,000     UNIFI Communications, Inc., Stock Warrants                                                            1,650 (d)
     87,000     United International Holdings, Inc., Class A Common Stock                                         1,479,000
     20,100     United International Holdings, Inc., Stock Warrants                                                 241,200
     44,000     USN Communications, Inc., Stock Warrants                                                            902,000
      1,600     Vialog Corp., Warrants                                                                               96,000
    192,533     Viatel, Inc., Sr. Common Stock                                                                    1,949,397
      4,545     Wherehouse Entertainment, Inc., Class B Stock Warrants                                               17,044
      4,545     Wherehouse Entertainment, Inc., Class C Stock Warrants                                               10,226
     26,181     Wherehouse Entertainment, Inc., Stock Warrants, Class A                                             366,534
     13,800     Wireless One, Inc., Stock Warrants                                                                      138
                                                                                                             --------------
                  Total Common Stocks & Stock Warrants (cost $26,373,016)                                        25,723,674
                                                                                                             --------------



  Principal                                                                                    Maturity
   Amount                                                                          Rate          Date
-------------                                                                     ------       --------

                  SHORT-TERM SECURITIES - 2.4% (a)
                  Commercial Paper
$     21,700,000  General Electric Capital                                         5.55%       5/1/1998        $ 21,700,000
                                                                                                             --------------
        Total Short-Term Securities (at amortized cost)                                                          21,700,000
                                                                                                             --------------
        Total Investments (cost $912,218,608)                                                                  $920,448,415 (e)
                                                                                                             ==============

Notes to Portfolio of Investments:
-----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 1998, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 1998:


                                                                                Aquisition
                         Security                                                  Date              Cost
--------------------------------------------------------------------------     ------------     ------------

Consolidated Hydro, Inc., Stock Warrants, Class B                                 6/15/1993     $   2,440,822
Consolidated Hydro, Inc., Stock Warrants, Class C                                 6/15/1993                --
Grand Union Co., Stock Warrants                                                   6/20/1995             2,981
Grand Union Co., Stock Warrants                                                   6/20/1995             5,962
Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                  6/14/1993         5,218,975
JPS Textiles Group, Common Stock, Class A                                         1/13/1994         1,281,065
Memorex Telex N.V., ADR, Stock Warrants                                           3/25/1994             7,962
Triangle Wire & Cable, Inc., Stock Warrants                                        1/3/1992             1,998
Australis Holdings Pty Ltd., Stock Warrants                                      10/29/1996                --
Australis Media Ltd., Stock Warrants                                              5/16/1995                --
UNIFI Communications, Inc., Stock Warrants                                        2/14/1997           123,449

(e) At April 30, 1998, the aggregate cost of securities for federal tax purposes was $912,218,608 and the net unrealized appreciation of investments based on that cost was $8,229,807 which is comprised of $64,522,040 aggregate gross unrealized appreciation and $56,292,233 aggregate gross unrealized depreciation.

See accompanying notes to portfolio of investments.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
April 30, 1998
(unaudited)

Principal                                                                                         Maturity
 Amount                                                                                Rate         Date          Value
----------                                                                            ------     ----------    -----------

                   CORPORATE BONDS - 47.6% (a)
                   Aerospace - 0.5%
   $ 2,000,000     Raytheon Company, Notes                                             6.55%      3/15/2010    $  2,007,198
     1,500,000     United Defense Industries Inc, Sr. Subordinated Notes               8.75%     11/15/2007       1,526,250
                                                                                                             --------------
                                                                                                                  3,533,448
                                                                                                             --------------

                   Automotive - 1.5%
     5,000,000     Ford Motor Credit Co., Notes                                       6.375%      10/6/2000       5,044,615
     6,000,000     General Motors Acceptance Corp., Medium Term Notes                 7.625%       5/5/2003       6,348,624
                                                                                                             --------------
                                                                                                                 11,393,239
                                                                                                             --------------

                   Bank & Finance - 13.2%
     7,000,000     Associates Corp. of North America, Sr. Notes                       9.125%       4/1/2000       7,383,502
     3,500,000     Banc One Corp., Subordinated Debentures                              8.0%      4/29/2027       3,995,327
     4,000,000     BankBoston N.A.                                                    6.375%      4/15/2008       3,975,120
     3,000,000     Chase Manhattan Corp., Subordinated Notes                         10.375%      3/15/1999       3,109,587
     3,500,000     Chase Manhattan Corp., Subordinated Notes                          9.375%       7/1/2001       3,832,332
     7,000,000     Chemical New York Corp., Debentures                                 9.75%      6/15/1999       7,285,089
    13,000,000     Equitable Life Assurance Society of the United States,
                     Surplus Notes                                                     6.95%      12/1/2005      13,333,411
     3,500,000     GenAmerica Capital I, Capital Securities                           8.525%      6/30/2002       3,713,994
    11,000,000     General Electric Capital Corp., Debentures                          8.85%       4/1/2005      12,616,076
     7,000,000     Metropolitan Life Insurance Co., Surplus Notes                       7.7%      11/1/2015       7,556,255
     8,000,000     New York Life Insurance Co., Surplus Notes                           6.4%     12/15/2003       8,018,840
     7,000,000     Prudential Insurance Co. of America, Capital Notes                 6.875%      4/15/2003       7,100,282
     7,000,000     Prudential Insurance Co., Surplus Notes                              8.3%       7/1/2025       7,957,677
     5,000,000     Societe Generale Real Estate Investment Trust,
                     LIBOR Bonds, Series A                                             7.64%     12/29/2049       5,026,025
     7,500,000     Wells Fargo Capital, Capital Trust Preferred Securities             7.73%      12/1/2026       7,791,863
                                                                                                             --------------
                                                                                                                102,695,380
                                                                                                             --------------

                   Broadcasting - 2.9%
     1,500,000     Chancellor Media Corp., Sr. Subordinated Notes                     8.125%     12/15/2007       1,509,375
       400,000     Clear Channel Communications                                       2.625%       4/1/2003         402,000
     3,000,000     CSC Holdings, Inc., Sr. Notes                                      7.875%     12/15/2007       3,090,000
     4,000,000     Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes       9.625%       8/1/2002       4,260,000
     5,000,000     TCI Communications, Inc., Sr. Notes                               10.125%       8/1/2001       5,545,650
     4,000,000     Viacom, Inc., Subordinated Debentures                                8.0%       7/7/2006       4,080,000
     3,000,000     Westinghouse Electric Corp., Notes                                 8.875%       6/1/2001       3,170,706
                                                                                                             --------------
                                                                                                                 22,057,731
                                                                                                             --------------

                   Computers & Office Equipment - 1.3%
     8,950,000     International Business Machines Corp., Debentures                  7.125%      12/1/2096       9,339,450
       750,000     Xerox Corp., Convertible Subordinated Notes                     Zero Coupon    4/21/2018         438,750
                                                                                                             --------------
                                                                                                                  9,778,200
                                                                                                             --------------

                   Construction & Home Building - 0.3%
     2,000,000     American Standard Co., Inc., Notes                                 7.375%      4/15/2005       1,975,778
                                                                                                             --------------

                   Containers & Packaging - 0.4%
     3,000,000     Owens-Illinois, Inc., Sr. Notes                                     7.85%      5/15/2004       3,107,547
                                                                                                             --------------

                   Drugs & Health Care - 1.0%
     5,000,000     Allegiance Corp., Debentures                                         7.8%     10/15/2016       5,418,840
     1,000,000     Athena Neurosciences, Inc., Convertible Bonds                       4.75%     11/15/2004       1,148,750
     1,400,000     Roche Holdings, Inc., Convertible Notes                         Zero Coupon    4/20/2010         794,500
                                                                                                             --------------
                                                                                                                  7,362,090
                                                                                                             --------------

                   Electric Utilities - 7.7%
     1,500,000     AES Corp., Sr. Subordinated Notes                                  10.25%      7/15/2006       1,644,375
     5,000,000     CalEnergy Company, Inc., Sr. Notes                                  7.63%     10/15/2007       5,010,900
     2,000,000     Calpine Corp., Sr. Notes                                           7.875%       4/1/2008       2,005,000
     5,000,000     Cleveland Electric Illumination Co., First Mortgage Bonds          7.625%       8/1/2002       5,163,725
     4,000,000     CMS Energy Corp., Sr. Unsecured Notes                              8.125%      5/15/2002       4,107,648
     6,500,000     Commonwealth Edison Co., Notes                                     7.625%      1/15/2007       6,891,105
     3,000,000     Connecticut Light & Power Co., First Refunding Mortgage
                     Bonds, Series 97C                                                 7.75%       6/1/2002       3,038,226
     4,000,000     Consolidated Edison Co. NY, Inc., Debentures                        6.45%      12/1/2007       4,043,964
     1,500,000     El Paso Electric Co., First Mortgage Bonds, Series D                 8.9%       2/1/2006       1,672,500
     7,000,000     Empresa Electrica Pehuienche S.A., Notes                             7.3%       5/1/2003       7,034,608
     8,000,000     Korea Electric Power Corp., Debentures                              6.75%       8/1/2027       7,024,920
     4,000,000     NRG Energy, Inc., Sr. Notes                                          7.5%      6/15/2007       4,175,356
     7,000,000     Texas Utilities Electric Company, Debentures                        7.17%       8/1/2007       7,287,161
                                                                                                             --------------
                                                                                                                 59,099,488
                                                                                                             --------------

                   Electronics - 0.6%
     5,000,000     Sony Corp., Notes                                                  6.125%       3/4/2003       4,998,485
                                                                                                             --------------

                   Food & Beverage - 0.9%
     7,000,000     Archer Daniels Midland Co., Bonds                                   6.75%     12/15/2027       7,059,451
                                                                                                             --------------

                   Hospital Management - 0.7%
     2,000,000     Quorum Health Group, Inc., Sr. Subordinated Notes                   8.75%      11/1/2005       2,100,000
     3,000,000     Tenet Healthcare Corp., Sr. Notes                                  7.875%      1/15/2003       3,071,250
                                                                                                             --------------
                                                                                                                  5,171,250
                                                                                                             --------------

                   Household Products - 2.1%
     3,000,000     Playtex Products Inc., Unsecured Sr. Notes                         8.875%      7/15/2004       3,090,000
    10,000,000     Procter & Gamble, Guaranteed ESOP Debentures                        9.36%       1/1/2021      12,880,570
                                                                                                             --------------
                                                                                                                 15,970,570
                                                                                                             --------------

                   Leisure & Entertainment - 0.7%
     4,500,000     Time Warner, Inc., Debentures                                      9.125%      1/15/2013       5,394,375
                                                                                                             --------------

                   Natural Gas - 1.0%
     8,000,000     Columbia Gas Systems, Inc., Series A Notes                          6.39%     11/28/2000       8,063,936
                                                                                                             --------------

                   Oil Service - 0.1%
       500,000     Baker Hughes, Inc., Convertible Liquid Yield Option Notes                       5/5/2008         412,500
       250,000     Diamond Offshore Drilling, Inc., Convertible Subordinated Notes     3.75%      2/15/2007         338,125
       200,000     Swiss Life Finance Ltd.                                              2.0%      5/20/2005         201,500
                                                                                                             --------------
                                                                                                                    952,125
                                                                                                             --------------

                   Oil & Gas - 3.0%
     3,000,000     Gulf Canada Resources Ltd., Sr. Subordinated Debentures            9.625%       7/1/2005       3,262,500
     4,096,639     Mobil Oil Corp., ESOP Sinking Fund Debentures                       9.17%      2/29/2000       4,268,456
     3,000,000     Newfield Exploration Company                                        7.45%     10/15/2007       3,020,427
     1,000,000     Ocean Energy, Inc., Sr. Notes                                      8.875%      7/15/2007       1,065,000
     3,000,000     Oryx Energy Co., Notes                                             8.375%      7/15/2004       3,220,707
     3,500,000     Petroliam Nasional BHD, Notes                                       7.75%      8/15/2015       3,181,724
     5,000,000     Triton Energy Ltd., Sr. Notes                                       8.75%      4/15/2002       5,226,440
                                                                                                             --------------
                                                                                                                 23,245,254
                                                                                                             --------------

                   Paper & Forest Products - 0.3%
     2,500,000     Willamette Industries, Inc.                                         6.45%       2/1/2005       2,501,070
                                                                                                             --------------

                   Pollution Control - 0.8%
     1,000,000     USA Waste Services, Inc., Convertible Subordinated Notes             4.0%       2/1/2002       1,246,250
     4,500,000     WMX Technologies, Inc., Notes                                      7.125%      6/15/2001       4,583,300
                                                                                                             --------------
                                                                                                                  5,829,550
                                                                                                             --------------

                   Publishing & Printing - 0.3%
     2,000,000     PRIMEDIA, Inc.                                                     7.625%       4/1/2008       1,965,000
                                                                                                             --------------

                   Railroads - 0.4%
     3,000,000     Norfolk Southern Corp., Notes                                       6.95%       5/1/2002       3,083,832
                                                                                                             --------------

                   Retail - 4.9%
       650,000     Costco Companies, Inc., Convertible Subordinated Notes          Zero Coupon    8/19/2017         441,187
       250,000     Costco Companies, Inc., Subordinated Notes                      Zero Coupon    8/19/2007         169,688
    10,000,000     Dayton Hudson Corp., Notes                                           6.4%      2/15/2003      10,114,140
     4,000,000     Federated Department Stores, Sr. Notes                               8.5%      6/15/2003       4,365,392
     4,000,000     Nordstrom, Inc.                                                     6.95%      3/15/2028       4,045,516
     4,000,000     Penney (J.C.) Co., Inc., Notes                                      6.95%       4/1/2000       4,057,396
     4,000,000     Sears Roebuck Acceptance Corp, Medium Term Notes, Series III        7.03%       6/4/2003       4,116,668
    10,000,000     Sears Roebuck Acceptance Corp., Medium Term Notes, Series II        6.86%       7/3/2001      10,182,160
                                                                                                             --------------
                                                                                                                 37,492,147
                                                                                                             --------------

                   Retail: Food - 1.0%
     1,000,000     Fred Meyer, Inc., Notes                                            7.375%       3/1/2005       1,004,528
     5,000,000     Kroger Co. (The), Sr. Notes                                         8.15%      7/15/2006       5,513,090
     1,500,000     Rite Aid Corp., Capital Notes                                       5.25%      9/15/2002       1,691,250
                                                                                                             --------------
                                                                                                                  8,208,868
                                                                                                             --------------

                   Services - 0.2%
       500,000     Credit Suisse First Boston - NY, Convertible Medium Term Notes      2.25%       5/5/2003         500,000
       600,000     Interpublic Group of Companies, Convertible Subordinated
                     Debentures                                                         1.8%      9/16/2004         571,500
       750,000     Omnicom Group Inc., Convertible Subordinated Debentures             2.25%      1/16/2013         841,875
                                                                                                             --------------
                                                                                                                  1,913,375
                                                                                                             --------------

                   Telecommunications - 0.4%
     1,000,000     Bell Atlantic Financial Services                                    5.75%       4/1/2003       1,042,500
     2,000,000     Cable & Wireless Communication                                     6.625%       3/6/2005       2,016,384
                                                                                                             --------------
                                                                                                                  3,058,884
                                                                                                             --------------

                   Telephone - 0.5%
     4,000,000     Ameritech Capital Funding Corp.                                     6.15%      1/15/2008       3,963,292
                                                                                                             --------------

                   Textiles & Apparel - 0.9%
     7,000,000     Levi Strauss & Co., Notes                                            6.8%      11/1/2003       7,116,662
                                                                                                             --------------

                     Total Corporate Bonds (cost $358,871,878)                                                  366,991,027
                                                                                                             --------------

Principal                                                                                         Maturity
 Amount                                                                                Rate         Date          Value
----------                                                                            ------     ----------    -----------
                   FOREIGN GOVERNMENT BONDS - 3.2% (a,c)
$    7,000,000     British Columbia Hydro & Power, Debentures                          12.5%       9/1/2013       7,438,130
     5,000,000     Korea (Republic of), Bonds                                         8.875%      4/15/2008       4,917,340
     8,000,000     Korea (Republic of), Notes                                          8.75%      4/15/2003       8,021,400
     4,500,000     Ontario Province, Canada, Sr. Bonds                                7.375%      1/27/2003       4,713,975
                                                                                                             --------------
                     Total Foreign Government Bonds (cost $26,150,845)                                           25,090,845
                                                                                                             --------------

                   ASSET-BACKED SECURITIES - 11.3% (a)
     8,000,000     AESOP Funding II L.L.C., Rental Car Notes, Series 1997-1,
                     Class A-2                                                          6.4%     10/20/2003       8,109,400
     2,844,832     Chase Manhattan Grantor Trust, Series 1996-B-A                      6.61%      9/15/2002       2,867,974
     5,000,000     CS First Boston Mortgage Security Corp., 1996-2 Class A4            6.62%      9/25/2009       5,028,875
     5,000,000     CS First Boston Mortgage Security Corp., Series 1997-1-A3           6.91%      5/25/2007       5,038,875
    10,000,000     Deutsche Floorplan Receivables Master Trust, Series 1994-1-A         5.6%      2/15/2001      10,015,650 (b)
    10,000,000     Discover Card Master Trust I, Series 1996-3-A                       6.05%      8/18/2008       9,892,050
    13,000,000     Standard Credit Master Trust 1, Credit Card Participation
                     Certificates, Series 1995-9-A                                     6.55%      10/7/2007      13,249,665
    15,000,000     World Financial Network Credit Card Master Trust, Series 1996-B     6.95%      4/15/2006      15,583,842
    17,000,000     World Omni Auto Lease Trust                                          6.9%      6/25/2003      17,256,105
                                                                                                             --------------
                     Total Asset-Backed Securities (cost $85,678,184)                                            87,042,436
                                                                                                             --------------

                   MORTGAGE-BACKED SECURITIES - 12.0% (a)
    23,045,848     Federal Home Loan Mortgage Corp., Participation Certificates         6.0%           2011      22,795,339
     8,000,000     Federal Home Loan Mortgage Corp.                                     6.0%       5/1/2013       7,900,000 (d)
    20,000,000     Federal National Morgage Association                                 6.0%       5/1/2028      19,337,500 (d)
    42,909,236     Government National Mortgage Association, Modified Pass
                     Through Certificates                                               6.5%      2/15/2027      42,599,860
                                                                                                             --------------
                     Total Mortgage-Backed Securities (cost $90,920,875)                                         92,632,699
                                                                                                             --------------

                   U.S. GOVERNMENT - 17.7% (a)
    20,000,000     U.S. Treasury Bonds                                              7.25%-12.75%  2005-2022     109,090,831 (e)
    25,500,000     U.S. Treasury Notes                                             6.125%-7.875%  2001-2006      27,305,176
                                                                                                             --------------
                     Total U.S. Government (cost $136,544,688)                                                  136,396,007
                                                                                                             --------------


     Shares
----------------

COMMON STOCKS - 0.2% (a)
         5,000     CarrAmerica Realty Corp., Common Stock                                                           146,250
         7,000     Cresent Real Estate Equities, Common Stock                                                       238,875
         7,500     Federal National Mortgage Association, Common Stock                                              449,062
         5,000     First Industrial Realty Trust, Inc., Common Stock                                                162,500
         7,500     First Union Corp., Common Stock                                                                  452,813
         8,000     Simon Debartolo Group, Inc., Common Stock                                                        263,500
         4,000     Spieker Properties, Inc., Common Stock                                                           158,500
                                                                                                             --------------
Total Common Stocks (cost $1,684,029)                                                                             1,871,500
                                                                                                             --------------

                                                                                                                    Value
                                                                                                                -----------
PREFERRED STOCKS - 1.2%
        12,000     AirTouch Communications, Inc., Convertible Preferred Stock                                  $    921,750
        20,000     Cendant Corp., Preferred Stock                                                                   823,750
        12,500     Conseco, Inc., Convertible Preferred Stock                                                       682,031
         8,000     El Paso Energy Capital Trust I                                                                   420,500
        15,000     Houston Industries, Inc., Preferred Stock                                                      1,040,625
        12,000     Life Re Capital Trust II                                                                         866,250
         8,000     McKesson Financing Trust, Convertible Preferred Stock                                            776,000
        20,000     National Australia Banks, Preferred Stock                                                        588,750
        30,000     Newell Financial Trust I., Convertible Preferred Stock                                         1,740,000
        50,000     Philadelphia Consolidated Holding, Convertible Preferred Stock                                   531,250
        15,000     Security Capital Industrial Trust Ltd., Preferred Stock                                          472,500
        10,000     Unocal Capital Trust, Preferred Stock                                                            576,250
                                                                                                             --------------
                     Total Preferred Stocks (cost $8,032,909)                                                     9,439,656
                                                                                                             --------------

                   OPTIONS ON U.S. TREASURY BOND FUTURES - 0.02% (a)
                   U.S. Treasury Bond Futures, 100 call option contracts,
                     exercise price of $119, expires June 1998 (cost, $85,435)                                      159,375
                                                                                                             --------------


   Principal                                                                                      Maturity
    Amount                                                                             Rate         Date
--------------                                                                        ------    -------------

                   SHORT-TERM SECURITIES - 6.8% (a)
                   U.S. Government Agency - 1.3%
$   10,000,000     Federal Home Loan Mortgage Discount Notes                           5.41%      5/14/1998       9,980,464
                                                                                                             --------------
                   Commercial Paper - 5.5%
    10,000,000     Metlife FDG Inc.                                                     5.5%      5/13/1998       9,981,667
    27,400,000     Shell Oil Co.                                                       5.52%       5/1/1998      27,400,000
     5,200,000     UBS Finance Delaware Inc.                                           5.53%       5/1/1998       5,200,000
                                                                                                             --------------
                     Total Commercial Paper                                                                      42,581,667
                                                                                                             --------------
                     Total Short-Term Securities (at amortized cost)                                             52,562,131
                                                                                                             --------------
                     Total Investments (cost $760,530,974)                                                     $772,185,676 (f)
                                                                                                             ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) At April 30, 1998, U.S. Treasury Bonds valued at $1,014,709 were held in escrow to cover open call options written as follows:


                            Number of                Exercise            Expiration
        Type                Contracts                 Price                 Date                 Value
     ----------         ----------------         --------------        --------------      --------------

US Treasury Bond Futures      100                      $122              6/15/1998               $ 18,750
US Treasury Bond Futures      200                       120              6/15/1998                184,375
                           ------                                                          --------------
                              300                                                                $203,125
                           ======                                                          ==============

(f) At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $760,530,974 and the net unrealized appreciation of investments based on that cost was $11,654,702 which is comprised of $18,466,133 aggregate gross unrealized appreciation and $6,811,431 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
April 30, 1998
(unaudited)

 Principal                                                                                        Maturity
  Amount                                                                                Rate        Date          Value
-----------                                                                           ------     ----------    ------------
                   LONG-TERM MUNICIPAL SECURITIES - 99.8% (a)
                   Arizona - 1.3%
$    1,700,000     Pima County, Arizona (Catalina Foothills Unified School
                     District #16), Unlimited Tax General Obligation Bonds,
                     Insured by MBIA                                                    8.9%       7/1/2005    $  2,145,978
     1,000,000     Pinal County, Arizona, Unified School District No. 43,
                     (Apache Junction), School Improvement Bonds, Series 1996-A,
                     Insured by FGIC                                                    5.8%       7/1/2011       1,077,060
     2,500,000     Salt River Project, Arizona, Electric System, Revenue Bonds,
                     Series 1992-C                                                      6.0%       1/1/2016       2,637,875
     1,500,000     Tucson, Arizona, Unlimited Tax General Obligation Refunding
                     Bonds, Insured by FGIC                                             6.1%       7/1/2012       1,605,990
                                                                                                             --------------
                                                                                                                  7,466,903
                                                                                                             --------------

                   Arkansas - 1.3%
     1,340,000     Arkansas Development Finance Authority, Correctional Facilities
                     Construction Revenue Bonds, Insured by MBIA                      7.125%     11/15/2010       1,460,546 (b)
     1,000,000     Arkansas Housing Development Agency, Single Family Mortgage
                     Bonds, Series A                                                  8.375%       7/1/2010       1,252,300 (b)
     3,000,000     City of Jonesboro, Arkansas, Residential Housing and Health Care
                     Facilities Board, Hospital Revenue Refunding and Construction
                     Bonds, (St. Bernards Regional Medical Center), Series 1996-B,
                     Insured by AMBAC                                                   5.8%       7/1/2011       3,231,180
       875,000     Pope County, Arkansas, Pollution Control Revenue Refunding
                     Bonds, Series 1994 (Arkansas Power and Light Project)
                     Insured by FSA                                                     6.3%      12/1/2016         952,630
       750,000     Sebastian County, Arkansas, Junior College, Unlimited General
                     Obligation Refunding and Improvement Bonds, Insured by
                     AMBAC                                                              5.6%       4/1/2017         784,058
                                                                                                             --------------
                                                                                                                  7,680,714
                                                                                                             --------------

                   California - 10.8%
     2,500,000     Alameda, California, Unified School District, Alameda County,
                     Crossover Refunding Bonds, Series A, Insured by AMBAC              6.1%       7/1/2013       2,671,750
     3,450,000     Anaheim, California, Public Financing Authority, Lease Revenue
                     Bonds, (Anaheim Public Improvements Project), 1997 Series A,
                     Insured by FSA                                                     6.0%       9/1/2024       3,832,398
     1,000,000     Anaheim, California, Public Financing Authority, Senior Lease
                     Revenue Bonds (Anaheim Public Improvement Project),
                     Series A, Insured by FSA                                           5.0%       9/1/2027         954,100
     2,500,000     Bakersfield, California, Certificates of Participation (Convention
                     Center Expansion - Arena Project, 1997), Insured by MBIA           5.8%       4/1/2017       2,622,725
     3,000,000     California State Public Works Board, Department of Corrections,
                     Lease Revenue Bonds, State Prison, Series A                        7.4%       9/1/2010       3,687,330
     1,000,000     California State, Unlimited Tax General Obligation Bonds,
                     Veteran's Series AT                                                9.5%       2/1/2010       1,415,690
       300,000     California State, Unlimited Tax General Obligation,
                     Insured by MBIA                                                    6.0%       8/1/2016         321,072
     5,985,000     California State, Unlimited Tax General Obligation,
                     Insured by MBIA                                                    6.0%       8/1/2016       6,593,256 (b)
     2,000,000     California State, Various Purpose General Obligation Bonds,
                     Insured by AMBAC                                                   6.3%       9/1/2010       2,290,520
     1,400,000     Central Valley Financing Authority, California,
                     Cogeneration Project Revenue Bonds,
                     (Carson Ice-Gen Project), Series 1993                              6.0%       7/1/2009       1,466,948
     3,135,000     County of Orange, California, 1996 Recovery Certificates of
                     Participation, Series A, Insured by MBIA                           5.8%       7/1/2016       3,317,206
     2,000,000     Los Angeles County, California, Transportation Commission
                     Sales Tax Revenue Bonds, Proposition C, Series A,
                     Insured by MBIA                                                  6.250%       7/1/2013       2,180,340
     2,000,000     Metropolitan Water District of Southern California,
                     Unlimited Tax General Obligation Bonds, Series G                 6.625%       3/1/2009       2,055,820 (b)
     4,975,000     Palmdale, California, Civic Authority Revenue Bonds
                     (Merged Redevelopment Project Areas), Series A                     6.6%       9/1/2034       5,462,898
     1,000,000     Rio Linda, California, Union School District, Series 1992-A,
                     Insured by AMBAC                                                   7.4%       8/1/2010       1,135,560 (b)
     2,815,000     Riverside County Transportation Commission, California,
                     Sales Tax Revenue Capital Appreciation Bonds,
                     Insured by MBIA                                               Zero Coupon     6/1/2004       2,145,875
     1,000,000     Sacramento Cogeneration Authority, Cogeneration Project
                     Revenue Bonds, (Proctor & Gamble Project), 1995 Series           6.375%       7/1/2010       1,085,100
     1,500,000     San Francisco Bay Area Rapid Transit District, California,
                     Sales Tax Revenue Refunding Bonds, Series 1990,
                     Insured by MBIA                                                  6.750%       7/1/2010       1,776,030
    15,000,000     San Joaquin Hills Transportation Corridor Agency,
                     California, Sr. Lien, Convertible Toll Revenue Bonds          Zero Coupon     1/1/2013      14,851,500 (b)
     1,500,000     State of California, General Obligation Bonds                        7.0%       8/1/2006       1,750,005
     2,490,000     University of California Revenue Bonds, Multiple Purpose
                     Projects, Series 1989-B, Insured by AMBAC                         11.0%       9/1/1998       2,546,548
                                                                                                             --------------
                                                                                                                 64,162,671
                                                                                                             --------------

                   Colorado - 5.3%
     1,000,000     Colorado Housing & Finance Authority, Single Family Program,
                     Revenue Bonds                                                      7.0%      11/1/2016       1,123,730
       510,000     Colorado Housing & Finance Authority, Single Family Residential
                     Housing Revenue Bonds, Series 1987-B                               9.0%       9/1/2017         520,200
     3,100,000     Colorado Springs, Colorado, Utilities System Refunding
                     Bonds, Series 1991-B                                               7.0%     11/15/2021       3,429,933 (b)
     1,945,000     Colorado State Colleges Board, Western State College,
                     Housing & Student Fee Revenue Bonds, Series 1992,
                     Insured by Connie Lee                                            6.625%       5/1/2015       2,138,177 (b)
     1,195,000     Colorado Water Resources Power Development Authority,
                     Clean Water Revenue Bonds, Series A, Insured by FSA              6.250%       9/1/2013       1,271,062
     3,350,000     Douglas County, Colorado, School District No. 1, General
                     Obligation Bonds                                                   6.5%     12/15/2016       3,774,680 (b)
       150,000     Douglas County, Colorado, School District No. 1, General
                     Obligation Bonds                                                   6.5%     12/15/2016         166,556
     1,000,000     Eagle, Garfield, and Routt Counties, Colorado, Eagle County
                     School District No. RE50J, General Obligation Bonds,
                     Series 1994, Insured by FGIC                                       6.3%      12/1/2012       1,104,260
     1,890,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax
                     General Obligation Bonds, Insured by MBIA                     Zero Coupon     6/1/2007       1,239,991
     1,885,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax General
                     Obligation Bonds, Insured by MBIA                             Zero Coupon    12/1/2008       1,147,531
     1,890,000     Goldsmith Metropolitan District, Colorado, Unlimited Tax General
                     Obligation Bonds, Insured by MBIA                             Zero Coupon     6/1/2008       1,177,905
     3,000,000     Larimer County, Colorado, School District No. R-1, Poudre Valley
                     Unlimited Tax, General Obligation Bonds, Insured by MBIA           7.0%     12/15/2016       3,880,290
     3,850,000     Regional Transportation District, Colorado, Sales Tax              6.250%      11/1/2012       4,177,096 (b)
       635,000     Regional Transportation District, Colorado, Sales Tax              6.250%      11/1/2012         680,631
     5,000,000     St. Vrain Valley School District, Boulder, Larimer & Weld
                     Counties, Colorado, General Obligation Refunding &
                     Improvement Bonds, Series 1990-A, Insured by MBIA             Zero Coupon   12/15/2004       3,725,600
     2,500,000     St. Vrain Valley School District, Boulder, Larimer & Weld
                     Counties, Colorado, General Obligation Refunding &
                     Improvement Bonds, Series 1990-A, Insured by MBIA             Zero Coupon   12/15/2003       1,947,575
                                                                                                             --------------
                                                                                                                 31,505,217
                                                                                                             --------------

                   Connecticut - 0.8%
     4,000,000     Connecticut Special Tax Obligation, Transportation Infrastructure
                     Revenue Bonds, Series B                                            6.5%      10/1/2010       4,625,800
                                                                                                             --------------

                   Florida - 2.5%
    10,330,000     Broward County, Florida, Housing Finance Authority, Home
                     Mortgage, Revene Bonds, 1983 Series A Revenue Bonds,
                     1983 Series A                                                 Zero Coupon     4/1/2014       2,075,090
     3,500,000     Florida State Board of Education, Public Education Capital Outlay,
                     General Obligation Bonds Series B                                5.875%       6/1/2020       3,646,930
     3,200,000     Hillsborough County, Florida, Industrial Development Authority
                     (Weyerhaeuser Company, Inc.), Industrial Development
                     Revenue Bonds, Series 1983                                       9.250%       6/1/2008       3,228,064
     1,705,000     Hillsborough County, Florida, Industrial Development Authority,
                     Florida (Tampa Electric Project), Pollution Control Revenue
                     Bonds, Series 1991                                               7.875%       8/1/2021       1,941,364
     3,500,000     Jacksonville, Florida, Electric Authority (St. John's River Power
                     Project), Electric Revenue Refunding Bonds, Issue 2-13           5.375%      10/1/2016       3,575,530
                                                                                                             --------------
                                                                                                                 14,466,978
                                                                                                             --------------

                   Georgia - 2.9%
     1,500,000     Brunswick, Georgia, Water & Sewer Revenue Refunding &
                     Improvement Bonds, Series A, Insured by MBIA                       6.1%      10/1/2019       1,698,165
     2,000,000     Brunswick, Georgia, Water & Sewer Revenue Refunding &
                     Improvement Bonds, Series 1992, Insured by MBIA                    6.0%      10/1/2011       2,224,660
     5,000,000     Cherokee County, Georgia, Water & Sewer Revenue Refunding &
                     Improvement Bonds, Insured by MBIA                                 5.5%       8/1/2018       5,269,650
     2,000,000     Georgia State, Unlimited Tax General Obligation Bonds,
                     Series 1994-B                                                    5.650%       3/1/2012       2,136,720
     3,500,000     Georgia State, Unlimited Tax General Obligation Bonds,
                     Series 1994-D                                                      5.0%       8/1/2012       3,503,255
     1,000,000     Georgia State, Unlimited Tax General Obligation Bonds, Series B      6.3%       3/1/2009       1,138,070
     1,000,000     Georgia State, Unlimited Tax General Obligation Bonds, Series B      6.3%       3/1/2010       1,137,920
                                                                                                             --------------
                                                                                                                 17,108,440
                                                                                                             --------------

                   Idaho - 0.7%
     1,000,000     Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                     Series 1991, Insured by MBIA                                  Zero Coupon     4/1/2007         664,070
     3,115,000     Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                     Series 1991, Insured by MBIA                                  Zero Coupon     4/1/2010       1,772,996
     2,000,000     Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                     Series 1991, Insured by MBIA                                  Zero Coupon     4/1/2011       1,072,140
       750,000     Idaho State Building Authority State Building Revenue Bonds,
                     Insured by MBIA                                                    5.0%       9/1/2021         725,873
                                                                                                             --------------
                                                                                                                  4,235,079
                                                                                                             --------------

                   Illinois - 2.2%
     2,500,000     Chicago, Illinois Wastewater Transmission Revenue, Second Lien,
                     Insured by AMBAC                                                 5.250%       1/1/2028       2,433,850
     1,000,000     City of Alton, Madison County, Illinois, Hospital Facility Revenue
                     Refunding Bonds, Series 1996, (Saint Anthony's Health Center)      6.0%       9/1/2014       1,038,890
     2,500,000     Cook County, Illinois, Unlimited General Obligation Bonds,
                     Series A, Insured by MBIA                                        6.250%     11/15/2011       2,838,875
     2,000,000     Illinois Health Facilities Authority Revenue Refunding Bonds,
                     Lutheran General Health, Insured by FSA                            6.0%       4/1/2018       2,186,340
       795,000     Illinois Health Facilities Authority (Community Provider Pooled
                     Loan Progam), Revenue Bonds, Series 1988-B,
                     Insured by MBIA                                                    7.9%      8/15/2003         806,877 (b)
       170,000     Illinois Health Facilities Authority (Community Provider Pooled
                     Loan Progam), Revenue Bonds, Series 1988-B,
                     Insured by MBIA                                                    7.9%      8/15/2003         193,361 (b)
    10,000,000     Metropolitan Pier & Expostion Authority, Illinois,
                     McCormick Place Expansion, Refunding Bonds,
                     Series 1993-A, Insured by FGIC                                Zero Coupon    6/15/2018       3,391,200
                                                                                                             --------------
                                                                                                                 12,889,393
                                                                                                             --------------

                   Indiana - 0.6%
     2,450,000     Indiana Municipal Power Agency, Power Supply System Revenue
                     Bonds, Series A, Insured by MBIA                                   5.5%       1/1/2023       2,461,760
     1,100,000     Indianapolis Airport Authority Refunding Revenue Bonds,
                     Series 1996-A, Insured by FGIC                                     5.6%       7/1/2015       1,133,407
                                                                                                             --------------
                                                                                                                  3,595,167
                                                                                                             --------------

                   Iowa - 0.4%
     2,000,000     Iowa Finance Authority, Iowa State Revolving Fund Revenue Bonds,
                     Combined Series 1994                                             6.250%       5/1/2024       2,173,120
                                                                                                             --------------

                   Kansas - 1.8%
     8,000,000     Kansas City, Kansas, Utility System Refunding and Improvement
                     Revenue Bonds, Series 1994, Insured by FGIC                      6.375%       9/1/2023       8,862,720
     1,255,000     Kansas City, Kansas, Utility System, Capital Appreciation
                     Refunding & Improvement Revenue Bonds,
                     Insured by AMBAC                                              Zero Coupon     3/1/2007         838,767 (b)
       920,000     Kansas City, Kansas, Utility System, Capital Appreciation
                     Refunding & Improvement Revenue Bonds, Insured by
                     AMBAC                                                         Zero Coupon     3/1/2007         609,592 (b)
                                                                                                             --------------
                                                                                                                 10,311,079
                                                                                                             --------------

                   Kentucky - 0.8%
       960,000     Kentucky Development Finance Authority, Refunding and
                     Improvement Revenue Bonds (Ashland Hospital,
                     Kings Daughter Project)                                          9.750%       8/1/2005         990,595
       750,000     Kentucky Turnpike Authority, Economic Development Road
                     Revenue and Revenue Refunding Bonds, Series 1993,
                     Insured by AMBAC                                                   5.5%       7/1/2009         802,245
     5,345,000     Kentucky Turnpike Authority, Economic Development Road
                     Revenue Bonds, Insured by FGIC                                Zero Coupon     1/1/2010       3,033,287
                                                                                                             --------------
                                                                                                                  4,826,127
                                                                                                             --------------

                   Louisiana - 1.2%
     6,500,000     New Orleans, Louisiana, General Obligation Bonds, Series 1991,
                     Insured by AMBAC                                              Zero Coupon     9/1/2012       3,133,455
     3,000,000     Orleans Parish School Board #87, Louisiana, Insured by MBIA        8.950%       2/1/2008       3,981,270 (b)
                                                                                                             --------------
                                                                                                                  7,114,725
                                                                                                             --------------

                   Maine - 0.3%
     1,250,000     Maine Health & Higher Education Facilities Authority,
                     Revenue Bonds, Series 1994, Insured by FSA                         7.0%       7/1/2024       1,417,925
       350,000     Regional Waste Systems, Inc., Maine, Solid Waste Resource
                     Recovery, System Revenue Bonds, Series A-C                       7.950%       7/1/2010         367,759
                                                                                                             --------------
                                                                                                                  1,785,684
                                                                                                             --------------

                   Maryland - 1.4%
     2,000,000     Maryland Health & Higher Education Authority, Union Hospital
                     of Cecil County Revenue Bonds, Series 1992                         6.7%       7/1/2022       2,167,200
     4,500,000     Morgan State University, Maryland, Academic Fee and Auxiliary
                     Facilities Fees Revenue Refunding Bonds, Series 1993,
                     Insured by MBIA                                                  6.050%       7/1/2015       5,028,525
     1,000,000     Prince George's County, Maryland, Dimensions Health Corp.,
                     Hospital Revenue Bonds, Series 1992                                7.0%       7/1/2022       1,116,400 (b)
                                                                                                             --------------
                                                                                                                  8,312,125
                                                                                                             --------------

                   Massachusetts - 2.3%
     2,000,000     Commonwealth of Massachusetts, General Obligation
                     Refunding Bonds, Series B                                          6.5%       8/1/2008       2,289,740
     1,800,000     Commonwealth of Massachusetts, Limited Tax General
                     Obligation Bonds, Construction Loan, Series C                    7.375%      12/1/2008       1,872,288 (b)
     1,500,000     Massachusetts Health and Education Facilities Authority
                     (Newton - Wellesley Hospital), Revenue Bonds, Series C             8.0%       7/1/2018       1,539,675 (b)
     2,500,000     Massachusetts Health and Education Facilities Authority,
                     Revenue Bonds, Daughters of Charity National Health System,
                     The Carney Hospital, Series D                                      6.1%       7/1/2014       2,712,775
     1,500,000     Massachusetts Health & Education Facilities Authority,
                      Revenue Bonds, Series F                                           6.5%       7/1/2012       1,630,215
     3,000,000     Plymouth County, Massachusetts, Correctional Facility
                     Certificates of Participation Bonds                                7.0%       4/1/2012       3,322,950
                                                                                                             --------------
                                                                                                                 13,367,643
                                                                                                             --------------

                   Michigan - 2.7%
     2,000,000     Economic Development Corporation of the County of
                     St. Clair, Michigan, Pollution Control Revenue Refunding
                     Bonds, (Detroit Edison Company Project), Series 1993-AA,
                     Insured by AMBAC                                                   6.4%       8/1/2024       2,220,560
     1,500,000     Livonia Public Schools, County of Wayne, Michigan,
                     1992 School Building and Site Bonds, Series II
                     (Unlimited Tax General Obligation), Insured by FGIC           Zero Coupon     5/1/2009         896,430
     2,460,000     Michigan Municipal Bond Authority, Government Loan Revenue
                     Refunding Bonds, Series A, Insured by FGIC                    Zero Coupon    12/1/2005       1,740,721
       390,000     Michigan State Hospital Finance Authority, Hospital Revenue and
                     Refunding Bonds, (Detroit Medical Center Obligated Group),
                     Series 1988-A                                                    8.125%      8/15/2012         402,336 (b)
       110,000     Michigan State Hospital Finance Authority, Hospital Revenue and
                     Refunding Bonds, (Detroit Medical Center Obligated Group),
                     Series 1988-A                                                    8.125%      8/15/2012         113,274
     3,000,000     Michigan State Hospital Finance Authority,
                     Revenue Refunding Bonds, (Sisters of Mercy Health Corp.),
                     Insured by MBIA                                                  5.375%      8/15/2014       3,070,200
     3,320,000     Sault St. Marie Chippewa Indians Housing Authority,
                     Health Facilities Revenue Bonds, (Tribal Health & Human
                     Services Center Project), Series 1992                            7.750%       9/1/2012       3,591,974
     3,455,000     West Ottawa, Michigan, Public School District, Unlimited Tax
                     General Obligation Bonds, Insured by MBIA                     Zero Coupon     5/1/2004       2,646,668
     1,860,000     West Ottawa, Michigan, Public School District, Unlimited Tax
                     General Obligation Bonds, Insured by MBIA                     Zero Coupon     5/1/2005       1,353,541
                                                                                                             --------------
                                                                                                                 16,035,704
                                                                                                             --------------

                   Minnesota - 4.5%
     2,500,000     City of Rochester, MN Health Care Facilities Revenue Bonds
                     (Mayo Foundation) , Series 1998A                                   5.5%     11/15/2027       2,496,325 (d)
       715,000     Duluth Economic Development Authority, Minnesota,
                     Health Care Facilities Revenue Bonds,
                     (The Duluth Clinic, Ltd), Series 1992, Insured by AMBAC            6.3%      11/1/2022         772,114
       285,000     Duluth Economic Development Authority, Minnesota,
                     Health Care Facilities Revenue Bonds,
                     (The Duluth Clinic, Ltd), Series 1992, Insured by AMBAC            6.3%      11/1/2022         314,432 (b)
     7,685,000     Minneapolis, Minnesota, Community Development Agency, Tax
                     Increment Revenue Appreciation Bonds, Insured by MBIA         Zero Coupon     3/1/2009       4,609,156
     5,000,000     Minnesota Agricultural and Economic Development Board,
                     Health Care System Revenue Bonds, Series 1997-A, (Fairview
                     Hospital and Healthcare Services), Insured by MBIA               5.750%     11/15/2026       5,227,250
     1,000,000     Minnesota Agricultural and Economic Development Board,
                     Health Care System Revenue Bonds, Series 97A, (Fairview
                     Hospital and Healthcare Services), Insured by MBIA                 5.5%     11/15/2017       1,032,760
     2,500,000     Minnesota Higher Education Facilities Authority, (Augsburg
                     College), Mortgage Revenue Bonds, Series Four-F1 Bonds           6.250%       5/1/2023       2,640,625
     1,000,000     Minnesota State Unlimited Tax General Obligation                     5.0%       8/1/2017         985,340
     1,740,000     Stewartville, MN, Independent School District,
                     Unlimited Tax General Obligation Bonds, Series A                 5.750%       2/1/2014       1,852,595
     3,500,000     St. Louis Park, Minnesota, Health Care Facilities (Park Nicollet
                     Medical Center Project), Revenue Bonds, Series 1990-A            9.250%       1/1/2020       3,847,795 (b)
     1,000,000     St. Louis Park, Minnesota, (Methodist Hospital),
                     Hospital Revenue Bonds, Series C, Insured by AMBAC               7.250%       7/1/2018       1,081,950 (b)
     1,400,000     St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                     Bonds, Series C, Insured by AMBAC                                7.250%       7/1/2015       1,513,218 (b)
                                                                                                             --------------
                                                                                                                 26,373,560
                                                                                                             --------------

                   Missouri - 3.1%
     3,000,000     City of St. Charles, Missouri Public Facilities Authority,
                     Leasehold Revenue Bonds, Series 1997A, Insured by MBIA           5.450%       2/1/2017       3,043,920
     2,000,000     Health & Educational Facilities Authority of Missouri,
                     Health Facilities Revenue Bonds, Series 1996,
                     (Lake of the Ozarks General Hospital, Inc.)                        6.5%      2/15/2021       2,149,480
     1,500,000     Missouri Housing Development Commission, Single Family
                     Mortgage Revenue Bonds (Home Ownership Loan Program),
                     Series C-1                                                       6.550%       9/1/2028       1,655,970
     2,000,000     Missouri State Health and Education Facilities Authority (Barnes -
                     Jewish, Inc. /Christian Health Services), Health Facilities
                     Refunding & Improvement Revenue Bonds, Series 1993-A             5.250%      5/15/2014       2,041,340
     2,650,000     Missouri State Health and Education Facilities Authority (Christian
                     Health Services), Health Facilities Refunding & Improvement
                     Revenue Bonds, Series 1991 A, Insured by FGIC                    6.875%      2/15/2021       2,881,027 (b)
       750,000     Missouri State Health and Education Facilities Authority,
                     Health Facilities Revenue Refunding Bonds, Lester E. Cox
                     Medical Center Project, Series 1993-I, Insured by MBIA           5.350%       6/1/2009         789,030
     2,925,000     Missouri State Health and Education Facilities Authority, Heartland
                     Health System Revenue Bonds, Series 1992, Insured by AMBAC       6.350%     11/15/2017       3,147,241
     1,500,000     Missouri State Health and Education Facilities Authority,
                     SSM Health Care Refunding Revenue Bonds, Series A,
                     Insured by MBIA                                                  6.250%       6/1/2007       1,622,805
     1,000,000     State Environmental Improvement and Energy Resources
                     Authority, (State of Missouri), Water Pollution Control
                     Revenue Bonds, (State Revolving Fund Program - Multiple
                     Participant Series), Series 1995-E                               5.625%       7/1/2016       1,045,310
                                                                                                             --------------
                                                                                                                 18,376,123
                                                                                                             --------------

                   Montana - 0.8%
       775,000     Montana State Board of Investments, Payroll Tax Revenue Bonds,
                     Series 1996, Insured by MBIA                                     6.875%       6/1/2020         843,781 (b)
     2,385,000     Montana State Board of Investments, Payroll Tax Revenue Bonds,
                     Series 1996, Insured by MBIA                                     6.875%       6/1/2020       2,596,669
     1,240,000     Montana State Board of Investments, Payroll Tax Revenue Bonds,
                     Series 1996, Insured by MBIA                                     6.875%       6/1/2020       1,350,050 (b)
                                                                                                             --------------
                                                                                                                  4,790,500
                                                                                                             --------------

                   Nebraska - 1.6%
     1,000,000     Lancaster County, Nebraska, Hospital Authority No. 1, Hospital
                     Revenue Bonds, (Bryan Memorial Hospital Project),
                     Series 1997-B, Insured by MBIA                                   5.375%       6/1/2022       1,000,390
     4,000,000     Nebraska Public Power District, Power Supply System
                     Revenue Bonds, Insured by MBIA                                   6.125%       1/1/2015       4,263,560
     3,455,000     Omaha Public Power District, Nebraska, Electric Revenue
                     Refunding Bonds, Series B                                        6.150%       2/1/2012       3,884,664
                                                                                                             --------------
                                                                                                                  9,148,614
                                                                                                             --------------

                   New Hampshire - 0.2%
     1,100,000     New Hampshire Turnpike System, Residual Interest Bonds,
                     1991 Refunding, Series C, Insured by FGIC                        9.789%      11/1/2017       1,434,653 (c)
                                                                                                             --------------

                   New Jersey - 3.2%
     1,250,000     East Orange, New Jersey, Unlimited Tax General Obligation Bonds,
                     Insured by FSA                                                     8.4%       8/1/2006       1,564,725
     1,000,000     Mercer County, New Jersey, Improvement Authority, Revenue Bonds,
                     Series 1991                                                        6.6%      11/1/2014       1,074,180 (b)
     2,585,000     New Jersey Health Care Facilities Financing Authority, Jersey Shore
                     Medical Center Revenue Bonds, Insured by AMBAC                     6.1%       7/1/2010       2,818,038
     3,000,000     New Jersey Transit Corp., (Raymond Plaza East, Inc.),
                     Certificates of Participation, Insured by FSA                    6.375%      10/1/2006       3,385,410
     1,080,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                     1984 Series                                                     10.375%       1/1/2003       1,252,195 (b)
     4,700,000     New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C,
                     Insured by AMBAC                                                   6.5%       1/1/2016       5,538,292
     2,195,000     West New York, New Jersey, Municipal Utility Authority, Sewer
                     Revenue Refunding Bonds, Insured by FGIC                      Zero Coupon   12/15/2007       1,407,127
     2,595,000     West New York, New Jersey, Municipal Utility Authority, Sewer
                     Revenue Refunding Bonds, Insured by FGIC                      Zero Coupon   12/15/2009       1,499,443
                                                                                                             --------------
                                                                                                                 18,539,410
                                                                                                             --------------

                   New Mexico - 2.6%
     3,315,000     City of Alamogordo, New Mexico Hospital Revenue Bonds,
                     (Gerald Champion Hospital Project), Series 1997                    5.3%       1/1/2013       3,278,170
     5,000,000     Farmington, New Mexico, Power Revenue Refunding Bonds,
                     Series 1983                                                      9.875%       1/1/2013       6,492,950 (b)
     4,040,000     Farmington, New Mexico, Utility Systems Revenue Bonds,
                     Insured by AMBAC                                                 9.875%       1/1/2008       5,371,463 (b)
                                                                                                             --------------
                                                                                                                 15,142,583
                                                                                                             --------------

                   New York - 5.1%
     2,500,000     Metropolitan Transit Authority, New York, Commuter Facilities
                     Revenue Bonds, Series 1996-A, Insured by FGIC                      6.1%       7/1/2026       2,696,050
     5,200,000     Metropolitan Transportation Authority, New York, Commuter
                     Facilities Revenue Bonds, Series A, Insured by MBIA              6.375%       7/1/2018       5,792,904 (b)
     4,250,000     Metropolitan Transportation Authority, New York,
                     Transit Facilities Revenue Bonds, Series O, Insured by MBIA      6.250%       7/1/2014       4,706,280 (b)
     4,225,000     Metropolitan Transportation Authority, New York,
                     Transit Facilities Service Contract Bonds, Series O              5.750%       7/1/2013       4,470,810
     2,000,000     New York City, Municipal Water Finance Authority, Water & Sewer
                     System Revenue Bonds, Series A, Insured by AMBAC                 5.875%      6/15/2012       2,181,880
     1,820,000     New York State Medical Care Facilities Finance Agency
                     (Ellis Hospital), Insured Mortgage Hospital Bonds, Series B,
                     Insured by FHA                                                     8.0%      2/15/2008       1,875,055
     2,860,000     New York State Thruway Authority, Highway & Bridge Trust Fund,
                     Revenue Bonds, Series 1994-B, Insured by FGIC                      6.0%       4/1/2014       3,131,957 (b)
     1,620,000     New York State Urban Development Corp., Project Revenue Bonds,
                     (Syracuse University Center for Science and Technology Loan),
                     1995 Refunding Series                                              6.0%       1/1/2009       1,746,878
     1,720,000     New York State Urban Development Corp., Project Revenue Bonds,
                     (Syracuse University Center for Science and Technology Loan),
                     1995 Refunding Series                                              6.0%       1/1/2010       1,856,190
     1,000,000     Triborough Bridge & Tunnel Authority, New York, General
                     Purpose Revenue Bonds, Series Q                                  6.750%       1/1/2009       1,163,820
                                                                                                             --------------
                                                                                                                 29,621,824
                                                                                                             --------------

                   North Carolina - 1.5%
     2,500,000     Charlotte, North Carolina, Water and Sewer Unlimited Tax
                     General Obligation Bonds                                           5.6%       5/1/2021       2,609,550
     1,500,000     County of Pitt, North Carolina, Pitt County Memorial Hospital
                     Revenue Bonds, Series 1995                                         5.5%      12/1/2015       1,531,260
     4,000,000     North Carolina Municipal Power Agency #1, Catawba Electric
                     Revenue Refunding Bonds, Series 1992, Insured by MBIA              6.0%       1/1/2011       4,391,160
                                                                                                             --------------
                                                                                                                  8,531,970
                                                                                                             --------------

                   North Dakota - 1.0%
     2,000,000     Mercer County, North Dakota, Pollution Control Revenue
                     Refunding Bonds, (Ottertail Power Co. Project)                     6.9%       2/1/2019       2,149,000
     2,000,000     North Dakota Municipal Bond Bank, State Revolving Fund
                     Program Bonds, Series 1995-A                                       6.3%      10/1/2015       2,170,440
     1,340,000     North Dakota State Water Commission (Southwest Pipeline),
                     Revenue Bonds, Series A, Insured by AMBAC                        5.750%       7/1/2027       1,386,123
                                                                                                             --------------
                                                                                                                  5,705,563
                                                                                                             --------------

                   Ohio - 5.5%
       875,000     Akron Ohio Economic Development, Non-Tax Revenue Bonds,
                     Insured by MBIA                                                    6.0%      12/1/2012         971,469
     1,050,000     Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
                     Medical Center), Hospital District Revenue Bonds,
                     Insured by AMBAC                                                 7.450%     11/15/2020       1,149,918 (b)
     2,500,000     Akron, Ohio, Certificates of Participation, Series 1996,
                     Akron Municipal Baseball Stadium Project                      Zero Coupon    12/1/2016       2,213,125
     3,000,000     Barberton City School District, Ohio School Improvement Bonds,
                     General Obligation Unlimited Tax, Series 1998                    5.125%      11/1/2022       2,936,460
     2,620,000     Batavia Local School District, Ohio School Improvement
                     Refunding Bonds, (Unlimited Tax General Obligation)              5.625%      12/1/2022       2,739,786
     3,785,000     City of Cleveland, Ohio, Public Power System, First Mortgage
                     Revenue Bonds, Series 1994-A, Insured by MBIA                      7.0%     11/15/2024       4,383,333 (b)
     1,630,000     Cuyahoga County, Ohio, (Deaconess Hospital), Hospital
                     Revenue Bonds, Series C                                          7.450%      10/1/2018       1,794,157 (b)
     1,470,000     Lorain County, Ohio, (Humility of Mary Health System), Hospital
                     Revenue Bonds                                                    7.125%     12/15/2006       1,613,178 (b)
     2,000,000     Ohio Higher Educational Facility Commission (Case Western
                     Reserve University Project), Series B                              6.5%      10/1/2020       2,365,260
     1,500,000     Ohio Higher Educational Facility Commission, Higher Educational
                     Revenue Bonds, (Ohio Dominican College 1994 Project)             6.625%      12/1/2014       1,616,385
     5,000,000     Ohio State Air Quality Development Authority, Cleveland Electric,
                     Pollution Control Revenue Bonds, Insured by FGIC                   8.0%      12/1/2013       5,755,200
     2,250,000     Ohio State Air Quality Development Authority, Columbus &
                     Southern Pollution Control Revenue Bonds, Insured by FGIC        6.375%      12/1/2020       2,441,655
     1,795,000     Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
                     Refunding & Improvement Bonds, Series 1991-B,
                     Insured by FGIC                                                    6.9%     11/15/2012       2,013,039 (b)
                                                                                                             --------------
                                                                                                                 31,992,965
                                                                                                             --------------

                   Oklahoma -  1.7%
     5,220,000     Bass, Oklahoma, Memorial Baptist Hospital                          8.350%       5/1/2009       6,458,184 (b)
     1,500,000     Oklahoma Municipal Power Authority, Electric Revenue
                     Refunding Bonds, Series B, Insured by MBIA                       5.750%       1/1/2024       1,656,870
     1,500,000     Oklahoma Municipal Power Authority, Power Supply System
                     Revenue Bonds, Series 1992-B, Insured by MBIA                    5.875%       1/1/2012       1,656,870
                                                                                                             --------------
                                                                                                                  9,771,924
                                                                                                             --------------

                   Oregon - 0.9%
     2,700,000     Clackamas County, Oregon, Health Facilities Authority, Adventist
                     Health-West Revenue Refunding Bonds, Series 1992-A,
                     Insured by MBIA                                                  6.350%       3/1/2009       2,914,974
     2,000,000     Hospital Facility Authority of the Western Lane Hospital District,
                     Oregon, Revenue Refunding Bonds, Series 1994
                     (Sisters of St. Joseph of Peace, Health & Hospital Services),
                     Insured by MBIA                                                  5.875%       8/1/2012       2,158,960
                                                                                                             --------------
                                                                                                                  5,073,934
                                                                                                             --------------

                   Pennsylvania - 3.2%
     7,500,000     Allegheny County, Pennsylvania, Airport Revenue Refunding
                     Bonds, Series 1997B, Insured by MBIA                               5.0%       1/1/2019       7,218,975
     1,600,000     Allegheny County, Pennsylvania, Hospital Development
                     Authority, Hospital Revenue Bonds, Series A-1995,
                     (Allegheny General Hospital Project), Insured by MBIA              6.2%       9/1/2015       1,742,784
     2,575,000     Allegheny County, Pennsylvania, Sanitary Authority,
                     Sewer Revenue Bonds, Series A, Insured by FGIC                Zero Coupon     6/1/2008       1,589,110
     3,170,000     Millcreek Township, Pennsylvania, School District, General
                     Obligation Bonds, Insured by FGIC                             Zero Coupon    8/15/2009       1,864,879
     2,000,000     Monroeville, Pennsylvania, Hospital Authority, Forbes
                     Health System Revenue Bonds, Series 1992                           7.0%      10/1/2003       2,176,440
     3,000,000     Pennsylvania State, General Obligation Bonds, Second
                     Series of 1992, Insured by AMBAC                              Zero Coupon     7/1/2006       2,062,080
     1,000,000     York County Solid Waste and Refuse Authority
                     (Commonwealth of Pennsylvania) Refunding Revenue Bonds,
                     Series 1997, County Guaranteed, Insured by FGIC                    5.5%      12/1/2012       1,060,850
                                                                                                             --------------
                                                                                                                 17,715,118
                                                                                                             --------------

                   Puerto Rico - 2.0%
     4,000,000     Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
                     Series A                                                           9.0%       7/1/2009       5,040,080 (b)
     3,000,000     Puerto Rico Commonwealth, Unlimited Tax General
                     Obligation Bonds                                                 6.450%       7/1/2017       3,371,310 (b)
     3,000,000     Puerto Rico Electric Power Authority, Power Revenue
                     Bonds, Series T                                                    6.0%       7/1/2016       3,224,490
                                                                                                             --------------
                                                                                                                 11,635,880
                                                                                                             --------------

                   South Carolina - 1.7%
     3,000,000     Hilton Head No. 1 Public Service District, South Carolina
                     Waterworks and Sewer System Improvement Revenue Bonds,
                     Series 1998, Insured by FSA                                        5.0%      12/1/2023       2,874,630
     2,000,000     Piedmont Municipal Power Agency, South Carolina, Electric
                     Revenue Refunding Bonds, Series 1991, Insured by FGIC            6.250%       1/1/2021       2,271,660
     5,000,000     Piedmont Municipal Power Agency, South Carolina,
                     Electric Revenue Refunding Bonds, Insured by FGIC                  5.0%       1/1/2022       4,779,250
                                                                                                             --------------
                                                                                                                  9,925,540
                                                                                                             --------------

                   Tennessee - 0.5%
     1,750,000     Bristol, Tennessee, Health and Educational Facilities Authority,
                     Bristol Memorial Hospital Revenue Bonds, Insured by FGIC           7.0%       9/1/2021       1,907,657 (b)
     1,250,000     Gatlinburg, Tennessee General Obligation Parking Facility
                     Improvement, Series 1998, Insured by FGIC                          5.0%       5/1/2020       1,211,088
                                                                                                             --------------
                                                                                                                  3,118,745
                                                                                                             --------------

                   Texas - 9.8%
     2,165,000     Arlington, Texas, Independent School District, Unlimited Tax
                     Refunding & Improvement Bonds, Series 1992, Permanent
                     School Fund Guarantee                                         Zero Coupon    2/15/2009       1,287,590
     7,000,000     Austin, Texas, Utility System Refunding Revenue Bonds,
                     Series A, Insured by MBIA                                     Zero Coupon   11/15/2008       4,213,580
     8,100,000     Austin, Texas, Utility System Refunding Revenue Bonds,
                     Series A, Insured by MBIA                                     Zero Coupon   11/15/2009       4,620,159
     1,000,000     Austin, Texas, Utility System Revenue Refunding Bonds,
                     Insured by FGIC                                                    6.0%     11/15/2013       1,118,600
     1,575,000     Bexar County, Texas, Limited Tax General Obligation Bonds            5.0%      6/15/2015       1,564,180
     1,000,000     Brazos River Authority, Texas, Collateralized Revenue Refunding
                     Bonds (Houston Lighting & Power Co.), 1988 Series B              8.250%       5/1/2015       1,020,000
     2,000,000     Brazos River Authority, Texas, Houston Lighting
                     & Power Co., Revenue Refunding Bonds, Insured by MBIA            8.250%       5/1/2015       2,040,000
     1,000,000     Cass County, Texas, Industrial Development Corporation,
                     Pollutions Control Revenue Refunding Bonds,
                     International Paper, Series 1997-B                               5.350%       4/1/2012       1,025,630
     1,390,000     City of Garland, Dallas County, Texas, Combination Tax and
                     Revenue Certificates of Obligation, Series 1996                  5.250%      2/15/2016       1,394,587
     1,310,000     City of Garland, Dallas County, Texas, Combination Tax and
                     Revenue Certificates of Obligation, Series 1996                  5.250%      2/15/2015       1,317,297
     2,000,000     Copperas Cove, Texas, Independent School District,
                     Unlimited Tax General Obligation Bonds, Permanent School
                     Fund Guarantee                                                     6.9%      8/15/2014       2,265,620 (b)
     4,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds
                     Series 1994-A, Insured by MBIA                                     6.0%      11/1/2012       4,244,280
     1,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                     Insured by FGIC                                                  7.375%      11/1/2008       1,156,200
     1,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                     Insured by FGIC                                                  7.375%      11/1/2009       1,159,620
     2,000,000     Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                     Insured by FGIC                                                  7.375%      11/1/2010       2,319,240
     2,285,000     Denton, Texas, Independent School District, Unlimited Tax General
                     Obligation Refunding Bonds, Permanent School Fund Guarantee      6.250%      2/15/2009       2,581,616
     1,000,000     Georgetown, Texas, Higher Education Finance Corp.,
                     Higher Education Revenue Bonds, Series 1994
                     (Southwestern University Project)                                  6.3%      2/15/2014       1,056,230
     2,250,000     Harris County, Texas, Toll Road Sr. Lien Bonds, Series A,
                     Insured by MBIA                                                  6.375%      8/15/2024       2,512,327 (b)
     1,750,000     Harris County, Texas, Tollroad Unlimited Tax & Subordinated Lien,
                     Revenue Refunding Bonds, Series 1988                             8.125%       8/1/2015       1,802,482 (b)
     5,315,000     Lewisville, Texas, Independent School District, Capital
                     Appreciation Refunding Bonds, Permanent School Fund
                     Guarantee                                                     Zero Coupon    8/15/2019       1,696,335
     1,000,000     San Antonio, Texas, Airport Revenue Refunding Bonds,
                     Insured by AMBAC                                                 7.375%       7/1/2011       1,144,300
     1,845,000     San Antonio, Texas, Airport Revenue Refunding Bonds,
                     Insured by AMBAC                                                 7.375%       7/1/2010       2,111,234
    11,615,000     Southeastern Texas Housing Finance Corp., Single Family
                     Mortgage Revenue Bonds                                        Zero Coupon     9/1/2017       4,203,352 (b)
     4,315,000     Texas State, Veterans Land Board General Obligation Bonds       Zero Coupon     7/1/2010       2,403,843 (b)
     1,000,000     Texas Water Development Board State Revolving Fund Revenue
                     Bond, Senior Lien, Series A                                      5.250%      7/15/2017       1,009,860
     1,520,000     Travis County, Texas, Housing Finance Corporation, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1994-A                  6.750%       4/1/2014       1,654,155 (b)
       440,000     Willis, Texas, Independent School District, Government
                     Obligation Bonds, Permanent School Fund Guarantee                  6.5%      2/15/2016         465,212
     3,210,000     Willis, Texas, Independent School District, Government
                     Obligation Bonds, Permanent School Fund Guarantee                  6.5%      2/15/2016       3,441,987 (b)
     1,175,000     Wylie, Texas, Independent School District, (Collin County),
                     Unlimited Tax School Building & Refunding Bonds,
                     Series 1994, Permanent School Fund Guarantee                     6.875%      8/15/2014       1,371,789
                                                                                                             --------------
                                                                                                                 58,201,305
                                                                                                             --------------

                   Utah - 2.5%
     5,000,000     Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                     Series B, Insured by MBIA                                        5.750%       7/1/2019       5,256,100
     3,405,000     Timpanogos Special Service District, Utah County, Utah, Sewer
                     Revenue Bonds, Series 1996-A, Insured by AMBAC                     6.1%       6/1/2019       3,629,560
     3,750,000     Utah Associated Municipal Power Systems, San Juan Project
                     Revenue Bonds, Series O, Insured by MBIA                         6.250%       6/1/2014       4,075,050
     1,580,000     West Valley City, Utah, Municipal Building Authority,
                     Lease Refunding Bonds, Insured by MBIA                             6.0%      1/15/2010       1,666,853
                                                                                                             --------------
                                                                                                                 14,627,563
                                                                                                             --------------

                   Virginia - 1.7%
     3,000,000     Industrial Development Authority of Fairfax County, Virginia,
                     Health Care Revenue Bonds, (Inova Health System Project),
                     Series 1996                                                      5.875%      8/15/2016       3,169,140
     4,300,000     Virginia Housing Development Authority, Commonwealth
                     Mortgage Bonds, 1994 Series H, Subseries H-2                       6.5%       1/1/2014       4,646,537
     2,000,000     Virginia State, Unlimited Tax General Obligation Bonds               6.5%       6/1/2015       2,221,060 (b)
                                                                                                             --------------
                                                                                                                 10,036,737
                                                                                                             --------------

                   Washington - 5.8%
     1,395,000     Douglas County, Washington, Public Utility Districe #1,
                     Wells Hydroelectric Revenue Bond Series A                        8.750%       9/1/2018       1,772,780
     1,655,000     Douglas County, Washington, Public Utility District #1,
                     Wells Hydroelectric Revenue Bonds, Series A                      8.750%       9/1/2018       2,193,289 (b)
     2,000,000     Grant County, Washington, Public Utility District No. 2,
                     Columbia River, Priest Rapids Hydro Electric Development
                     Project, Second Series Revenue Bonds, Series A,
                     Insured by AMBAC                                                   5.0%       1/1/2023       1,907,240
     5,000,000     King County, Washington, Unlimited Tax General Obligation
                     Bonds, Series A                                                  6.750%      12/1/2009       5,301,300 (b)
     1,500,000     Tacoma, Washington, Conservation System Project Revenue Bonds,
                     Tacoma Public Utilities Light Division                             6.6%       1/1/2015       1,644,990
     2,015,000     Tacoma, Washington, Utilities Refuse Revenue Bonds,
                     Insured by MBIA                                                  6.625%      12/1/2011       2,185,832 (b)
     2,000,000     Washington State Public Power Supply System,
                     Nuclear Project No. 1, Revenue Refunding Bonds,
                     Series 1996-A, Insured by MBIA                                   5.750%       7/1/2011       2,113,260
     3,000,000     Washington State Public Power Supply System,
                     Nuclear Project No. 2, Revenue Refunding Bonds,
                     Series 1996-A, Insured by MBIA                                   5.750%       7/1/2012       3,123,840
     1,000,000     Washington State Public Power Supply System,
                     Nuclear Project No. 3, Revenue Refunding Bonds,
                     Insured by FGIC                                                  7.250%       7/1/2015       1,067,710 (b)
     2,000,000     Washington State, Unlimited Tax General Obligation Bonds             6.0%       6/1/2012       2,193,880
     2,400,000     Washington State, Unlimited Tax General Obligation Bonds             6.7%       6/1/2016       2,564,016 (b)
     3,000,000     Washington State, Unlimited Tax General Obligation Bonds,
                     Series 93A                                                       5.750%      10/1/2012       3,219,300
     1,500,000     Washington State, Unlimited Tax General Obligation Bonds,
                     Series A                                                         6.250%       2/1/2011       1,685,505
     2,500,000     Washington State, Various Purpose General Obligation Bonds         6.250%       6/1/2010       2,819,325
                                                                                                             --------------
                                                                                                                 33,792,267
                                                                                                             --------------

                   West Virginia - 0.2%
     1,000,000     State of West Virginia University System Revenue Bonds,
                     Series 1997-A, Insured by AMBAC                                  5.125%       4/1/2017         982,720
                                                                                                             --------------

                   Wisconsin - 0.9%
     1,000,000     Southeast Wisconsin, Professional Baseball Park District Sales
                     Tax Revenue Bonds, Insured by MBIA                                 5.8%     12/15/2026       1,038,720
     4,315,000     State of Wisconsin, Clean Water Revenue Bonds, 1995 Series 1         5.8%       6/1/2015       4,489,671
                                                                                                             --------------
                                                                                                                  5,528,391
                                                                                                             --------------

                   Wyoming - 0.5%
     2,500,000     State of Wyoming, Farm Loan Board, Capital Facilities Revenue
                     Bonds, Series 1994                                                 6.1%       4/1/2024       2,646,250
                                                                                                             --------------
                     Total Long-Term Municipal Securities (cost $528,531,257)                                   584,376,708
                                                                                                             --------------

                   SHORT-TERM MUNICIPAL SECURITIES - 0.2% (a, c)
       300,000     Berkeley County, South Carolina, (Amoco Chemical Co. Project),
                     Pollution Control Revenue Refunding Bonds, Series 1994             4.2%       5/1/1998         300,000
       100,000     Illinois Development Finance Authority, (Amoco Oil Company
                     Project), Pollution Control Revenue Refunding Bonds,
                     Series 1994                                                        4.2%       5/1/1998         100,000
       200,000     Maricopa County, Arizona Pollution Control Corp., Pollution
                     Control Revenue Refunding Bonds, (Arizona Public Service
                     Co. Palo Verde Project), 1994 Series B                             4.2%       5/1/1998         200,000
       500,000     Peninsula Ports Authority, Virginia, Variable Rates Notes          4.250%       5/1/1998         500,000
                                                                                                             --------------
                     Total Short-Term Municipal Securities (at amortized cost)                                    1,100,000
                                                                                                             --------------
                     Total Investments (cost $529,631,257)                                                     $585,476,708 (e)
                                                                                                             ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond
    Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity.  Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
    Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $529,631,257 and the net unrealized appreciation of investments based on that cost was $55,845,451 which is comprised of $55,976,762 aggregate gross unrealized appreciation and $131,311 aggregate gross unrealized depreciation.

(f) Miscellaneous abbreviations:
    AMBAC - AMBAC Indemnity Corp.                 FHA - Federal Housing Administration
    Connie Lee - Connie Lee Insurance Co.         FSA - Federal Security Assurance, Inc.
    FGIC - Financial Guaranty Insurance Co.       MBIA - Municipal Bond Investors Assurance Corp.

See accompanying notes to portfolio of investments.






LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
April 30, 1998
(unaudited)



 Principal                                                                                         Maturity
  Amount                                                                               Yield         Date          Value
-----------                                                                           ------      ----------    ------------

                   BANK NOTES - 4.8% (a)
$    5,000,000     Bank of America, National Trust & Savings Association               5.84%       5/5/1998    $  5,000,042
    11,000,000     PNC Bank, N.A. Pittsburgh                                           5.58%      9/25/1998      11,003,790
     8,000,000     Wachovia Bank, N.A.                                                 5.60%       2/2/1999       7,997,068
                                                                                                             --------------
                                                                                                                 24,000,900
                                                                                                             --------------

                   COMMERCIAL PAPER - 80.7% (a)
                   Banking-Domestic - 3.2%
     5,500,000     Allegheny University Hospital (PNC Bank, N.A.
                     Direct Pay Letter of Credit)                                      5.56%      5/12/1998       5,490,791
     5,000,000     CommEd Fuel Company, Inc. (First National Bank of Chicago,
                     Direct Pay Letter of Credit)                                      5.60%      5/28/1998       4,979,263
     1,772,000     Enterprise Funding Corp. (Nations Bank, N.A.)                       5.67%      5/29/1998       1,764,365
     4,250,000     Vehicle Services of America (NationsBank of Texas, N.A.
                     Direct Pay Letter of Credit)                                      5.58%      6/12/1998       4,222,580
                                                                                                             --------------
                                                                                                                 16,456,999
                                                                                                             --------------

                   Banking-Foreign - 8.3%
     5,000,000     Banco BCN Barclays (Bahamas) (Barclays Bank plc, Direct Pay
                     Letter of Credit                                                  5.56%      6/25/1998       4,958,368
     5,000,000     CEMEX, S.A. de C.V. (Credit Suisse, Direct Pay Letter of Credit)    5.53%      6/18/1998       4,963,800
     5,000,000     Comision Federal De Electricidad (Westdeutsche Landesbank,
                     Girozentrale Direct Pay Letter of Credit)                         5.57%      6/12/1998       4,967,800
     5,000,000     Comision Federal De Electricidad (Westdeutsche Landesbank,
                     Girozentrale Direct Pay Letter of Credit)                         5.59%       6/8/1998       4,970,867
     5,000,000     Comision Federal De Electricidad (Westdeutsche Landesbank,
                     Girozentrale Direct Pay Letter of Credit)                         5.60%      6/18/1998       4,963,200
     5,000,000     Formosa Plastics Corp., USA (ABN Amro Bank, NV,
                     Direct Pay Letter of Credit)                                      5.62%      6/26/1998       4,956,911
     5,000,000     Glencore Finance (Bermuda) Ltd (Union Bank of Switzerland,
                     Direct Pay Letter of Credit)                                      5.53%       5/8/1998       4,994,701
     7,000,000     Petroleo Brasileiro S.A. - Petrobras (Barclays Bank plc,
                     Direct Pay Letter of Credit)                                      5.62%      8/28/1998       6,873,430
                                                                                                             --------------
                                                                                                                 41,649,077
                                                                                                             --------------

                   Chemicals - 1.1%
     5,450,000     Monsanto Co.                                                        5.54%       7/7/1998       5,395,025
                                                                                                             --------------

                   Drugs & Health Care - 0.3%
     1,300,000     Schering Corp.                                                      5.53%      7/21/1998       1,284,088
                                                                                                             --------------

                   Education - 11.5%
     6,000,000     Duke University                                                     5.58%       7/6/1998       5,939,280
    25,000,000     Harvard University                                                  5.55%       5/1/1998      25,000,000
     3,000,000     Leland Stanford Junior University                                   5.82%      6/22/1998       2,975,517
     5,000,000     Leland Stanford Junior University                                   5.88%       6/9/1998       4,969,071
     5,000,000     Leland Stanford Junior University                                   5.60%      12/7/1998       4,835,153
     6,210,000     Yale University                                                     5.57%      5/26/1998       6,186,195
     3,000,000     Yale University                                                     5.55%      5/12/1998       2,994,986
     5,000,000     Yale University                                                     5.58%      6/11/1998       4,968,737
                                                                                                             --------------
                                                                                                                 57,868,939
                                                                                                             --------------

                   Electronics - 2.0%
     5,000,000     Seibe plc                                                           5.58%      5/14/1998       4,989,979
     5,000,000     Seibe plc                                                           5.57%      5/14/1998       4,989,979
                                                                                                             --------------
                                                                                                                  9,979,958
                                                                                                             --------------
                   Finance-Automotive - 3.2%
     5,000,000     Ford Motor Credit - Puerto Rico (Guaranteed Ford Motor
                     Credit Co.)                                                       5.54%       5/7/1998       4,995,450
     1,300,000     Ford Motor Credit Co.                                               5.53%       6/3/1998       1,293,446
     5,000,000     Ford Motor Credit Co.                                               5.56%      7/10/1998       4,946,722
     5,000,000     General Motors Acceptance Corp                                      5.60%      8/14/1998       4,919,938
                                                                                                             --------------
                                                                                                                 16,155,556
                                                                                                             --------------

                   Finance-Commercial - 8.1%
     5,000,000     CIT Group Holdings, Inc.                                            5.58%      6/29/1998       4,955,094
     5,000,000     CIT Group Holdings, Inc.                                            5.58%      8/12/1998       4,921,606
     1,000,000     CIT Group Holdings, Inc.                                            5.66%      7/13/1998       1,001,490
     5,000,000     CIT Group Holdings, Inc.                                            5.54%      5/15/1998       4,989,364
     5,000,000     General Electric Capital Corp.                                      5.55%      8/17/1998       4,919,300
     5,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                     (Guaranteed General Electric Capital Corp.)                       5.59%       9/8/1998       4,901,778
     5,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                     (Guaranteed General Electric Capital Corp.)                       5.66%      9/25/1998       4,887,096
     5,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                     (Guaranteed General Electric Capital Corp.)                       5.58%      7/27/1998       4,933,662
     5,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                     (Guaranteed General Electric Capital Corp.)                       5.60%      5/18/1998       4,986,943
                                                                                                             --------------
                                                                                                                 40,496,333
                                                                                                             --------------

                   Finance-Consumer - 7.2%
     3,810,000     Associates Financial Services Company of Puerto Rico
                     (Guaranteed Associates Corp. of North America)                    5.55%      5/27/1998       3,794,811
     3,100,000     Associates Financial Services Company of Puerto Rico
                     (Guaranteed Associates Corp. of North America)                    5.62%      5/29/1998       3,086,570
     4,000,000     Associates Financial Services Company of Puerto Rico
                     (Guaranteed Associates Corp. of North America)                    5.57%       6/1/1998       3,980,987
     5,000,000     AVCO Financial Services Inc.                                        5.58%      7/23/1998       4,936,713
     5,000,000     AVCO Financial Services Inc.                                        5.62%       8/7/1998       4,924,731
     5,000,000     AVCO Financial Services Inc.                                        5.58%      5/26/1998       4,980,833
     5,000,000     Commercial Credit Co.                                               5.56%      6/10/1998       4,969,443
     5,400,000     Commercial Credit Co.                                               5.58%       6/5/1998       5,371,125
                                                                                                             --------------
                                                                                                                 36,045,213
                                                                                                             --------------

                   Finance-Structured - 3.0%
     6,421,000     Delaware Funding Corp.                                              5.57%      7/20/1998       6,342,664
     4,045,000     Delaware Funding Corp.                                              5.54%      5/20/1998       4,033,215
     4,598,000     Triple-A One Funding Corp. (Guaranteed MBIA)                        5.56%       5/8/1998       4,593,101
                                                                                                             --------------
                                                                                                                 14,968,980
                                                                                                             --------------

                   Financial Services - 1.0%
     5,000,000     USAA Capital Corp.                                                  5.51%      5/27/1998       4,980,500
                                                                                                             --------------

                   Food & Beverage - 0.5%
     2,600,000     Canadian Wheat Board                                                5.56%      7/10/1998       2,572,196
                                                                                                             --------------

                   Industrial - 8.3%
     5,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.54%      7/17/1998       4,942,036
     5,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.55%      6/12/1998       4,968,208
     5,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.59%      6/04/1998       4,973,933
     3,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.67%     10/26/1998       2,918,268
     4,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.57%      5/22/1998       3,987,120
     3,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                  5.60%      9/14/1998       2,937,893
     7,000,000     Dupont (E.I.) de Nemours and Co.                                    5.75%       6/2/1998       6,965,653
     5,000,000     Monsanto Co.                                                        5.56%      7/23/1998       4,936,828
     5,000,000     Monsanto Co.                                                        5.81%      5/11/1998       4,992,153
                                                                                                             --------------
                                                                                                                 41,622,092
                                                                                                             --------------

                   Insurance - 2.4%
     2,188,000     Met-Life Funding Inc.                                               5.53%      5/27/1998       2,179,309
     5,000,000     Prudential Funding Corp.                                            5.55%      5/19/1998       4,986,275
     5,000,000     American Family Financial Services                                  5.54%      5/13/1998       4,990,817
                                                                                                             --------------
                                                                                                                 12,156,401
                                                                                                             --------------

                   Petroleum - 2.7%
    13,800,000     Koch Industries, Inc.                                               5.55%       5/1/1998      13,800,000
                                                                                                             --------------

                   Services - 3.2%
     5,000,000     Block Financial Corp.                                               5.62%      5/22/1998       4,983,754
     2,100,000     Block Financial Corp.                                               5.60%      6/29/1998       2,081,002
     4,275,000     Block Financial Corp.                                               5.59%      5/19/1998       4,263,158
     5,000,000     Block Financial Corp.                                               5.57%       7/7/1998       4,948,913
                                                                                                             --------------
                                                                                                                 16,276,827
                                                                                                             --------------

                   Transportation - 0.3%
     1,500,000     United Parcel Service of America, Inc.                              5.55%      9/30/1998       1,466,117
                                                                                                             --------------
                   U.S. Municipal - 14.4%
     7,000,000     California Pollution Control Finance Authority
                     (Guaranteed Shell Oil Co.)                                        5.58%      5/22/1998       7,000,000
     5,000,000     California Pollution Control Finance Authority
                     (Guaranteed Shell Oil Co.)                                        5.57%       5/6/1998       5,000,000
     5,000,000     California Pollution Control Finance Authority
                     (Guaranteed Shell Oil Co.)                                        5.60%       7/6/1998       5,000,000
     8,400,000     City of New York General Obligation Bonds, Fiscal 1995, Series B
                     (Guaranteed FGIC, SPI)                                            5.66%      5/21/1998       8,400,000
     8,000,000     City of Whiting, Indiana Series 1995, Sewage & Waste Disposal
                     (Guaranteed Amoco Co.)                                            5.58%      7/13/1998       8,000,000
     5,000,000     Gulf Coast Waste Disposal Authority (Guaranteed Amoco Co.)          5.56%      5/12/1998       5,000,000
    10,000,000     Gulf Coast Waste Disposal Authority (Guaranteed Amoco Co.)          5.60%      7/16/1998      10,000,000
     7,000,000     Indiana Development Board of the Parish of Calcasieu Inc.,
                     (Guaranteed ABN AMRO Bank N.V.), Series 1996                      5.59%      6/17/1998       7,000,000
    10,450,000     Metrocrest Hospital Authority (Guaranteed Bank of New York)         5.60%       5/4/1998      10,445,191
     6,350,000     Oakland-Alameda County Coliseum Authority, 1995, Series B1
                     (Guaranteed Canadian Imperial Bank of Commerce)                   5.60%       6/5/1998       6,350,000
                                                                                                             --------------
                                                                                                                 72,195,191
                                                                                                             --------------
                      Total Commercial Paper                                                                    405,369,491
                                                                                                             --------------

                   CERTIFICATES OF DEPOSIT - 4.0% (a)
                   Domestic - 2.4%
     4,000,000     Bankers Trust Company, New York                                     6.00%      8/28/1998       3,999,626
     3,000,000     Bankers Trust Company, New York                                     5.55%       7/7/1998       3,001,423
     5,000,000     Morgan Guaranty Trust Co. of New York                               5.80%      7/28/1998       4,998,457
                                                                                                             --------------
                                                                                                                 11,999,506
                                                                                                             --------------

                   Euro Dollar-Foreign - 1.0%
     5,000,000     Westdeusche Landesbank Girozentrale                                 5.53%       8/3/1998       5,001,694
                                                                                                             --------------

                   Yankee Dollar - 0.6%
     2,900,000     Canadian Imperial Bank of Commerce                                  5.55%       9/2/1998       2,901,936
                                                                                                             --------------
                     Total Certificates of Deposit                                                               19,903,136
                                                                                                             --------------

                   MEDIUM TERM NOTES - 1.3% (a)
     1,500,000     Beneficial Corp.                                                    5.61%       2/1/1999       1,500,715
     5,000,000     IBM Credit Corp.                                                    5.56%      8/11/1998       5,004,343
                                                                                                             --------------
                     Total Medium Term Notes                                                                      6,505,058
                                                                                                             --------------

                   VARIABLE RATE NOTES - 9.2% (a,b)
     8,000,000     Abbey National Treasury Service PLC                                 5.76%      5/15/1998       7,999,186
    10,000,000     Federal Home Loan Bank                                              5.54%       6/7/1998       9,998,186
    10,000,000     IBM Credit Corp.                                                    5.67%      5/15/1998       9,998,253
    10,000,000     Illinois Student Assistance Commission (Student Loan Mktg.
                     Association, Direct Pay Letter of Credit)                         5.56%       5/7/1998      10,000,000
     8,000,000     Illinois Student Assistance Commission (Bank of America,
                     Illinois, Direct Pay Letter of Credit)                            5.61%       5/7/1998       8,000,000
                                                                                                             --------------
                     Total Variable Rate Notes                                                                   45,995,625
                                                                                                             --------------
                     Total Investments (at amortized cost)                                                     $501,774,210 (c)
                                                                                                             ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market
    Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $272,054,305)                 $296,366,969
Cash                                                                          977,349
Dividend receivable                                                            60,442
                                                                         ------------
Total assets                                                              297,404,760
                                                                         ------------

LIABILITIES:
Payable for investment securities purchased                                   907,471
Accrued expenses                                                              209,937
                                                                         ------------
Total liabilities                                                           1,117,408
                                                                         ------------

NET ASSETS                                                               $296,287,352
                                                                         ============

NET ASSETS CONSIST OF:
Paid-in capital                                                          $273,486,613
Accumulated net investment loss                                              (300,987)
Accumulated net realized loss from sale of investments                     (1,210,938)
Unrealized net appreciation of investments                                 24,312,664
                                                                         ------------
NET ASSETS                                                               $296,287,352
                                                                         ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$289,890,279 and 23,536,645 shares of beneficial interest outstanding)         $12.32
                                                                               ======

Maximum public offering price per share (based on a net asset
value per share of $12.32 divided by 0.96 for a 4% sales charge)               $12.83
                                                                               ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,029,897 and 246,785 shares of
beneficial interest outstanding)                                               $12.28
                                                                               ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,367,176 and 273,092 shares
of beneficial interest outstanding)                                            $12.33
                                                                               ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income                                                         $     641,989
Interest income                                                               921,772
                                                                         ------------
Total income                                                                1,563,761
                                                                         ------------

Expenses --
Investment advisory fee                                                       977,662
Distribution and service plan fees:
Class A                                                                       355,345
Class B                                                                         5,992
Transfer agent services                                                       620,322
Custodian fee                                                                  63,235
Administrative personnel and services                                          28,870
Printing and postage                                                          125,055
Trust share registration costs                                                 30,219
Auditing fees                                                                   3,288
Legal fees                                                                      2,650
Trustees' fees                                                                  4,012
Amortization of organization costs                                              1,917
Miscellaneous                                                                   3,982
                                                                         ------------
Total expenses before expense reimbursement                                 2,222,549
Expense reimbursement from investment advisor                                (360,870)
                                                                         ------------
Net expenses                                                                1,861,679
Net investment loss                                                          (297,918)
                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                 (353,219)
Net realized gain on closed or expired option contracts written               146,828
                                                                         ------------
Net realized loss on investments                                             (206,391)
Net change in unrealized appreciation of investments                       (3,942,645)
                                                                         ------------
Net loss on investments                                                    (4,149,036)
                                                                         ------------
Net change in net assets resulting from operations                     $   (4,446,954)
                                                                         ============






Statement of Changes in Net Assets

                                                                                      Six Months
                                                                                        Ended
                                                                                       4/30/98            Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)           10/31/97
                                                                                    ------------         ------------

OPERATIONS:
Net investment loss                                                                 $   (297,918)       $ (1,653,212)
Net realized gain (loss) on investments                                                 (206,391)         11,990,683
Net change in unrealized appreciation or depreciation of investments                  (3,942,645)         13,347,891
                                                                                    ------------        ------------
Net change in net assets resulting from operations                                    (4,446,954)         23,685,362
                                                                                    ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gains:
Class A                                                                              (10,384,367)        (29,849,878)
Class B                                                                                  (18,018)                 --
Institutional Class                                                                     (116,629)                 --
                                                                                    ------------        ------------
Total distributions                                                                  (10,519,014)        (29,849,878)
                                                                                    ------------        ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               (3,111,829)         48,247,150
Class B                                                                                2,892,355              25,000
Institutional Class                                                                       49,203           3,478,617
                                                                                    ------------        ------------
Net change in net assets resulting from trust share transactions                        (170,271)         51,750,767
                                                                                    ------------        ------------
Net change in net assets                                                             (15,136,239)         45,586,251

NET ASSETS:
Beginning of period                                                                  311,423,591         265,837,340
                                                                                    ------------        ------------
End of period                                                                       $296,287,352        $311,423,591
                                                                                    ============        ============

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $29,955,552)                      $ 32,976,084
Cash                                                                                2,516
Receivable for investment securities sold                                          96,197
Dividend receivable                                                                10,388
Unamortized organization costs                                                     21,704
                                                                             ------------
Total assets                                                                   33,106,889
                                                                             ------------

LIABILITIES:
Payable for investment securities purchased                                       117,414
Accrued expenses                                                                   17,796
                                                                             ------------
Total liabilities                                                                 135,210
                                                                             ------------
NET ASSETS                                                                   $ 32,971,679
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $ 30,628,394
Accumulated net investment loss                                                   (90,621)
Accumulated net realized loss from sale of  investments                          (586,626)
Unrealized net appreciation of investments                                      3,020,532
                                                                             ------------
NET ASSETS                                                                   $ 32,971,679
                                                                             ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$28,205,477 and 2,559,694 shares of beneficial interest outstanding)               $11.02
                                                                                   ======

Maximum public offering price per share (based on a net asset
value per share of $11.02 divided by 0.96 for a 4% sales charge)                   $11.48
                                                                                   ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,005,766 and 364,944 shares of
beneficial interest outstanding)                                                   $10.98
                                                                                   ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $760,436 and 68,971 shares
of beneficial interest outstanding)                                                $11.03
                                                                                   ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income                                                              $    719,680
Interest income                                                                    69,924
                                                                             ------------
Total income                                                                      789,604
                                                                             ------------
Expenses --
Investment advisory fee                                                            76,177
Distribution and service plan fees:
Class A                                                                            24,580
Class B                                                                             7,060
Transfer agent services                                                            80,326
Custodian fee                                                                       4,322
Administrative personnel and services                                               2,176
Printing and postage                                                               19,997
Trust share registration costs                                                     27,823
Auditing fees                                                                         991
Legal fees                                                                             30
Trustees' fees                                                                      2,687
Amortization of organization costs                                                  3,461
Miscellaneous                                                                         728
                                                                             ------------
Total expenses                                                                    250,358
Expense reimbursement from investment advisor                                     (33,716)
                                                                             ------------
Net expenses                                                                      216,642
                                                                             ------------
Net Investment Income                                                             572,962
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                     (470,023)
Net realized loss on closed futures contracts                                    (102,920)
                                                                             ------------
Net realized loss on investments                                                 (572,943)
Net change in unrealized appreciation of investments                            3,128,238
                                                                             ------------
Net gain on investments                                                         2,555,295
                                                                             ------------
Net increase in net assets resulting
from operations                                                              $  3,128,257
                                                                             ============






Statement of Changes in Net Assets

                                                                                      Six Months        For the period from
                                                                                        Ended               May 30, 1997
                                                                                      04/30/98          (effective date) to
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)          October 31, 1997
                                                                                    ------------        -------------------

OPERATIONS:
Net investment income (loss)                                                        $   572,962            $   (26,047)
Net realized gain (loss) on investments                                                (572,943)               411,643
Net change in unrealized appreciation or depreciation of investments                  3,128,238               (107,706)
                                                                                   ------------           ------------
Net increase in net assets resulting from operations                                  3,128,257                277,890
                                                                                   ------------           ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (593,201)                    --
Class B                                                                                 (20,517)                    --
Institutional Class                                                                     (23,816)                    --
Net realized gains:
Class A                                                                                (395,687)                    --
Class B                                                                                 (13,872)                    --
Institutional Class                                                                     (15,767)                    --
                                                                                   ------------           ------------
Total distributions                                                                  (1,062,860)                    --
                                                                                   ------------           ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              12,361,713             13,766,372
Class B                                                                               3,766,638                 25,000
Institutional Class                                                                     175,291                533,378
                                                                                   ------------           ------------
Net increase in net assets from trust share transactions                             16,303,642             14,324,750
                                                                                   ------------           ------------
Net increase in net assets                                                           18,369,039             14,602,640

NET ASSETS:
Beginning of period                                                                  14,602,640                     --
                                                                                   ------------           ------------
End of period                                                                      $ 32,971,679           $ 14,602,640
                                                                                   ============           ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $70,476,754)                      $ 87,424,010
Cash (including foreign currency holdings  of  $322,639)                          366,621
Receivable for investment securities sold                                         273,640
Dividend receivable                                                               393,289
Unamortized organization costs                                                     23,848
                                                                             ------------
Total assets                                                                   88,481,408
                                                                             ------------

LIABILITIES:
Payable for investment securities purchased                                       122,349
Accrued expenses                                                                   89,398
                                                                             ------------
Total liabilities                                                                 211,747
                                                                             ------------
NET ASSETS                                                                   $ 88,269,661
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $ 72,597,983
Undistributed net investment income                                               (54,911)
Accumulated net realized loss from sale of  investments and
foreign currency transactions                                                  (1,218,838)
Unrealized net appreciation of investments and on translation of assets
and liabilities in foreign currencies                                          16,945,427
                                                                             ------------
NET ASSETS                                                                   $ 88,269,661
                                                                             ============

Class A Shares:
Net asset value and redemption price per share  (based on net assets of
$78,010,503 and 6,913,194 shares of beneficial interest outstanding)               $11.28
                                                                                   ======

Maximum public offering price per share (based on a net asset
value per share of $11.28 divided by 0.96 for a 4% sales charge)                   $11.75
                                                                                   ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,920,382 and 170,767 shares of
beneficial interest outstanding)                                                   $11.25
                                                                                   ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $8,338,776 and 737,766 shares
of beneficial interest outstanding)                                                $11.30
                                                                                   ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $69,018)                            $    598,790
Interest income                                                                    73,182
                                                                             ------------
Total income                                                                      671,972
                                                                             ------------

Expenses --
Investment advisory fee                                                           397,494
Distribution and service plan fees:
Class A                                                                            88,953
Class B                                                                             3,320
Transfer agent services                                                           192,833
Custodian fee                                                                      50,631
Administrative personnel and services                                               7,950
Printing and postage                                                               40,280
Trust share registration costs                                                     28,819
Auditing fees                                                                         905
Legal fees                                                                            753
Trustees' fees                                                                      2,807
Amortization of organization costs                                                  5,068
Miscellaneous                                                                       2,172
                                                                             ------------
Total expenses before expense reimbursement                                       821,985
Expense reimbursement from investment advisor                                     (99,373)
                                                                             ------------
Net expenses                                                                      722,612
Net investment loss                                                               (50,640)
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on investment transactions                                   (1,012,733)
Net realized loss on foreign currency transactions                                (21,917)
                                                                             ------------
Net realized loss on investments and foreign currency transactions             (1,034,650)
Net change in unrealized appreciation of investments                           11,708,996
Net change in unrealized depreciation on translation of assets
and liabilities in foreign currencies                                              (6,335)
                                                                             ------------
Net change in unrealized appreciation of investments and on translation of
assets and liabilities in foreign currencies                                   11,702,661
                                                                             ------------
Net gain on investments and foreign currency                                   10,668,011
                                                                             ------------
Net increase in net assets resulting from operations                         $ 10,617,371
                                                                             ============






Statement of Changes in Net Assets

                                                                                              Six Months
                                                                                                Ended
INCREASE (DECREASE) IN NET ASSETS:                                                             4/30/98          Year Ended
                                                                                             (unaudited)         10/31/97
                                                                                             ------------      ------------

OPERATIONS:
Net investment income (loss)                                                               $   (50,640)         $  118,799
Net realized gain (loss) on investments and foreign currency transactions                   (1,034,650)          1,182,206
Net change in unrealized appreciation or depreciation of investments and on translation
of assets and liabilities in foreign currencies                                             11,702,661           2,471,475
                                                                                          ------------        ------------
Net increase in net assets resulting from operations                                        10,617,371           3,772,480
                                                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                       (277,369)           (257,604)
Class B                                                                                         (1,167)                 --
Institutional Class                                                                            (30,222)                 --
Net realized gains:
Class A                                                                                       (946,412)           (247,812)
Class B                                                                                         (3,960)                 --
Institutional Class                                                                           (102,770)                 --
                                                                                          ------------        ------------
Total distributions                                                                         (1,361,900)           (505,416)
                                                                                          ------------        ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                                      1,937,391          11,601,520
Class B                                                                                      1,804,421              25,000
Institutional Class                                                                            140,143           7,302,027
                                                                                          ------------        ------------
Net increase in net assets from trust share transactions                                     3,881,955          18,928,547
                                                                                          ------------        ------------
Net increase in net assets                                                                  13,137,426          22,195,611
NET ASSETS:
Beginning of period                                                                         75,132,235          52,936,624
                                                                                          ------------        ------------
End of period (including undistributed net investment income of $(54,911) and
$304,487, respectively)                                                                   $ 88,269,661        $ 75,132,235
                                                                                          ============        ============

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $853,773,220)                     $1,216,296,445
Cash                                                                                 88,536
Receivable for capital stock sold                                                    65,644
Dividend receivable                                                                 993,820
                                                                             --------------
Total assets                                                                  1,217,444,445
                                                                             --------------

LIABILITIES:
Accrued expenses                                                                    353,114
                                                                             --------------
Total liabilities                                                                   353,114
                                                                             --------------
NET ASSETS                                                                   $1,217,091,331
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $  778,803,624
Undistributed net investment income                                                 279,387
Accumulated net realized gain from sale of investments                           75,485,075
Unrealized net appreciation of investments                                      362,523,245
                                                                             --------------
NET ASSETS                                                                   $1,217,091,331
                                                                             ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,185,282,428 and 40,305,534 shares of beneficial interest outstanding)             $29.41
                                                                                     ======

Maximum public offering price per share (based on a net asset
value per share of $29.41 divided by 0.96 for a 4% sales charge)                     $30.64
                                                                                     ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $13,560,402 and 462,043 shares of
beneficial interest outstanding)                                                     $29.35
                                                                                     ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $18,248,501 and 620,280 shares
of beneficial interest outstanding)                                                  $29.42
                                                                                     ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Dividend income                                                              $  6,336,047
Interest income                                                                   664,286
                                                                             ------------
Total income                                                                    7,000,333
                                                                             ------------

Expenses --
Investment advisory fee                                                         3,345,570
Distribution and service plan fees:
Class A                                                                         1,325,244
Class B                                                                            24,143
Transfer agent services                                                           988,339
Custodian fee                                                                      92,518
Administrative personnel and services                                             108,133
Printing and postage                                                              197,484
Trust share registration costs                                                     46,812
Auditing fees                                                                      10,262
Legal fees                                                                          9,456
Trustees' fees                                                                      8,390
Miscellaneous                                                                       9,715
                                                                             ------------
Total expenses before expense reimbursement                                     6,166,066
Expense reimbursement from investment advisor                                  (1,621,992)
                                                                             ------------
Net Expenses                                                                    4,544,074
                                                                             ------------
Net investment income                                                           2,456,259
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                   75,808,362
Net change in unrealized appreciation of investments                          130,039,944
                                                                             ------------
Net gain on investments                                                       205,848,306
                                                                             ------------
Net increase in net assets resulting from operations                         $208,304,565
                                                                             ============






Statement of Changes in Net Assets

                                                                                        Six Months
                                                                                           Ended
                                                                                         4/30/98           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                     (unaudited)          10/31/97
                                                                                      ------------       ------------

OPERATIONS:
Net investment income                                                                 $  2,456,259       $  6,855,260
Net realized gain on investments                                                        75,808,362         99,986,085
Net change in unrealized appreciation or depreciation of investments                   130,039,944        101,725,926
                                                                                    --------------       ------------
Net increase in net assets resulting from operations                                   208,304,565        208,567,271
                                                                                    --------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                 (2,501,775)        (7,140,586)
Class B                                                                                       (964)                --
Institutional Class                                                                        (54,531)                --
Net realized gains:
Class A                                                                                (94,543,250)       (58,599,470)
Class B                                                                                   (156,376)                --
Institutional Class                                                                     (1,494,748)                --
                                                                                      ------------       ------------
Total distributions                                                                    (98,751,644)       (65,740,056)
                                                                                    --------------       ------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                                102,977,119         63,484,688
Class B                                                                                 12,728,193             25,000
Class Y                                                                                  2,026,528         14,627,549
                                                                                    --------------       ------------
Net increase in net assets from trust share transactions                               117,731,840         78,137,237
                                                                                    --------------       ------------
Net increase in net assets                                                             227,284,761        220,964,452

NET ASSETS:
Beginning of period                                                                    989,806,570        768,842,118
                                                                                    --------------       ------------
End of period (including undistributed net investment income of $279,387 and
$380,398, respectively)                                                             $1,217,091,331       $989,806,570
                                                                                    ==============       ============

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood High Yield Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $912,218,608)                     $920,448,415
Cash                                                                            1,473,050
Receivable for investment securities sold                                      16,091,424
Interest and dividend receivable                                               19,477,977
                                                                             ------------
Total assets                                                                  957,490,866
                                                                             ------------

LIABILITIES:
Payable for investment securities purchased                                    15,545,836
Accrued expenses                                                                  258,422
                                                                             ------------
Total liabilities                                                              15,804,258
                                                                             ------------
NET ASSETS                                                                   $941,686,608
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $912,933,948
Undistributed net investment income                                             2,625,955
Accumulated net realized gain from sale of investments                         17,896,898
Unrealized net appreciation of investments                                      8,229,807
                                                                             ------------
NET ASSETS                                                                   $941,686,608
                                                                             ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$872,320,981 and 92,069,877 shares of beneficial interest outstanding)             $ 9.47
                                                                                   ======

Maximum public offering price per share (based on a net asset
value per share of $9.47 divided by 0.96 for a 4% sales charge)                    $ 9.86
                                                                                   ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,451,900 and 1,209,339 shares of
beneficial interest outstanding)                                                   $ 9.47
                                                                                   ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $57,913,727 and 6,109,824 shares
of beneficial interest outstanding)                                                $ 9.48
                                                                                   ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Interest income                                                             $  40,035,981
Dividend income                                                                 4,461,369
                                                                             ------------
Total income                                                                   44,497,350
                                                                             ------------

Expenses --
Investment advisory fee                                                         2,808,466
Distribution and service plan fees:
Class A                                                                         1,045,564
Class B                                                                            22,339
Transfer agent services                                                           661,492
Custodian fee                                                                      94,271
Administrative personnel and services                                              89,483
Printing and postage                                                              135,475
Trust share registration costs                                                     48,654
Auditing fees                                                                       8,871
Legal fees                                                                          8,042
Trustees' fees                                                                      7,724
Miscellaneous                                                                       8,810
                                                                             ------------
Total expenses before expense reimbursement                                     4,939,191
Expense reimbursement from investment advisor                                  (1,342,247)
                                                                             ------------
Net Expenses                                                                    3,596,944
                                                                             ------------
Net investment income                                                          40,900,406
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                   18,958,265
Net change in unrealized appreciation of investments                          (11,511,650)
                                                                             ------------
Net gain on investments                                                         7,446,615
                                                                             ------------
Net increase in net assets resulting from operations                         $ 48,347,021
                                                                             ============






Statement of Changes in Net Assets

                                                                                        Six Months
                                                                                          Ended
                                                                                         4/30/98           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                     (unaudited)          10/31/97
                                                                                      ------------        ------------


OPERATIONS:
Net investment income                                                                $  40,900,406       $  70,796,335
Net realized gain on investment transactions                                            18,958,265          16,963,856
Net change in unrealized appreciation or depreciation of investments                   (11,511,650)         17,585,438
                                                                                      ------------        ------------
Net increase in net assets resulting from operations                                    48,347,021         105,345,629
                                                                                      ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                                (38,272,474)        (71,372,708)
Class B                                                                                   (206,346)                 --
Institutional Class                                                                     (2,531,992)                 --
Net realized gains:
Class A                                                                                (15,571,878)         (2,451,356)
Class B                                                                                    (30,431)                 --
Institutional Class                                                                       (988,918)                 --
                                                                                      ------------        ------------
Total distributions                                                                    (57,602,039)        (73,824,064)
                                                                                      ------------        ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                                 68,935,907          77,340,401
Class B                                                                                 11,501,366              25,000
Class Y                                                                                  7,554,650          50,915,801
                                                                                      ------------        ------------
Net increase in net assets from trust share transactions                                87,991,923         128,281,202
                                                                                      ------------        ------------
Net increase in net assets                                                              78,736,905         159,802,767

NET ASSETS:
Beginning of period                                                                    862,949,703         703,146,936
                                                                                      ------------        ------------
End of period (including undistributed net investment income of $2,625,955 and
$2,736,361, respectively)                                                             $941,686,608        $862,949,703
                                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood Income Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $760,530,974)                     $772,185,676
Cash                                                                               63,105
Receivable for investment securities sold                                       5,334,640
Interest and dividend receivable                                               11,966,174
                                                                             ------------
Total assets                                                                  789,549,595
                                                                             ------------

LIABILITIES:
Open options written, at value (premium received $120,259)                        203,125
Payable for investment securities purchased                                    28,839,661
Accrued expenses                                                                  252,746
                                                                             ------------
Total liabilities                                                              29,295,532
                                                                             ------------
NET ASSETS                                                                   $760,254,063
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $790,299,723
Undistributed net investment income                                               986,501
Accumulated net realized loss from sale of investments                        (42,603,997)
Unrealized net appreciation of investments                                     11,571,836
                                                                             ------------
NET ASSETS                                                                   $760,254,063
                                                                             ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$738,686,419 and 85,460,056 shares of beneficial interest outstanding)             $ 8.64
                                                                                   ======

Maximum public offering price per share (based on a net asset
value per share of $8.64 divided by 0.96 for a 4% sales charge)                    $ 9.00
                                                                                   ======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,207,131 and 371,662 shares of
beneficial interest outstanding)                                                   $ 8.63
                                                                                   ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $18,360,513 and 2,124,948 shares
of beneficial interest outstanding)                                                $ 8.64
                                                                                   ======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Interest income                                                              $ 26,752,586
Dividend income                                                                   362,297
                                                                             ------------
Total income                                                                   27,114,883
                                                                             ------------

Expenses --
Investment advisory fee                                                         2,260,017
Distribution and service plan fees:
Class A                                                                           931,108
Class B                                                                             6,365
Transfer agent services                                                           603,742
Custodian fee                                                                      84,365
Administrative personnel and services                                              76,453
Printing and postage                                                              138,356
Trust share registration costs                                                     26,154
Auditing fees                                                                       9,801
Legal fees                                                                          8,463
Trustees' fees                                                                      7,724
Miscellaneous                                                                       9,776
                                                                             ------------
Total expenses before expense reimbursement                                     4,162,324
Expense reimbursement from investment advisor                                  (1,146,799)
                                                                             ------------
Net expenses                                                                    3,015,525
                                                                             ------------
Net investment income                                                          24,099,358
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                    2,919,479
Net realized gain on closed or expired option contracts written                   376,908
Net realized loss on closed futures contracts                                     (78,585)
                                                                             ------------
Net realized gain on investments                                                3,217,802
Net change in unrealized appreciation of investments                              186,702
                                                                             ------------
Net gain on investments                                                         3,404,504
                                                                             ------------
Net increase in net assets resulting from operations                         $ 27,503,862
                                                                             ============






Statement of Changes in Net Assets

                                                                                        Six Months
                                                                                          Ended
INCREASE (DECREASE) IN NET ASSETS:                                                       4/30/98           Year Ended
                                                                                       (unaudited)          10/31/97
                                                                                      ------------        ------------

OPERATIONS:
Net investment income                                                                  $ 24,099,358       $ 52,363,161
Net realized gain on investment transactions                                              3,217,802          3,329,161
Net change in unrealized appreciation or depreciation of investments                        186,702          6,682,802
                                                                                       ------------       ------------
Net increase in net assets resulting from operations                                     27,503,862         62,375,124
                                                                                       ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                 (24,076,830)       (52,271,463)
Class B                                                                                     (40,056)                --
Institutional Class                                                                        (615,885)                --
                                                                                       ------------       ------------
Total distributions                                                                     (24,732,771)       (52,271,463)
                                                                                       ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                                 (23,841,312)      (121,262,283)
Class B                                                                                   3,186,929             25,000
Institutional Class                                                                         119,769         18,175,170
                                                                                       ------------       ------------
Net change in net assets from trust share transactions                                  (20,534,614)      (103,062,113)
                                                                                       ------------       ------------
Net change in net assets                                                                (17,763,523)       (92,958,452)

NET ASSETS:
Beginning of period                                                                     778,017,586        870,976,038
                                                                                       ------------       ------------
End of period (including undistributed net investment income of $986,501 and
$1,619,914, respectively)                                                              $760,254,063       $778,017,586
                                                                                       ============       ============

The accompanying notes are an integral part of the financial statements.






Lutheran Brotherhood Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at value (cost, $529,631,257)                     $585,476,708
Cash                                                                               22,711
Receivable for investment securities sold                                       2,004,297
Interest receivable                                                             9,059,039
                                                                             ------------
Total assets                                                                  596,562,755
                                                                             ------------

LIABILITIES:
Payable for investment securities purchased                                     4,957,648
Accrued expenses                                                                  119,336
                                                                             ------------
Total liabilities                                                               5,076,984
                                                                             ------------
NET ASSETS                                                                   $591,485,771
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $538,274,031
Undistributed net investment income                                             1,753,784
Accumulated net realized loss from sale of investments                         (4,387,495)
Unrealized net appreciation of investments                                     55,845,451
                                                                             ------------
NET ASSETS                                                                   $591,485,771
                                                                             ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$585,628,812 and 65,999,458 shares of beneficial interest outstanding)            $  8.87
                                                                                  =======

Maximum public offering price per share (based on a net asset
value per share of $8.87 divided by 0.96 for a 4% sales charge)                   $  9.24
                                                                                  =======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,924,742 and 217,280 shares of
beneficial  interest outstanding).                                                $  8.86
                                                                                  =======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,932,217 and 443,238 shares
of beneficial interest outstanding)                                               $  8.87
                                                                                  =======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Interest income                                                              $ 16,764,619
                                                                             ------------

Expenses --
Investment advisory fee                                                         1,699,159
Distribution and service plan fees:
Class A                                                                           735,415
Class B                                                                             3,693
Transfer agent services                                                           237,913
Custodian fee                                                                      73,920
Administrative personnel and services                                              59,313
Printing and postage                                                               60,475
Trust share registration costs                                                     24,483
Auditing fees                                                                       7,117
Legal fees                                                                          6,204
Trustees' fees                                                                      7,724
Miscellaneous                                                                       7,815
                                                                             ------------
Total expenses before expense reimbursement                                     2,923,231
Expense reimbursement from investment advisor                                    (889,688)
                                                                             ------------
Net expenses                                                                    2,033,543
                                                                             ------------
Net investment income                                                          14,731,076
                                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                                    1,442,101
Net change in unrealized appreciation of investments                              350,052
                                                                             ------------
Net gain on investments                                                         1,792,153
                                                                             ------------
Net increase in net assets resulting from operations                         $ 16,523,229
                                                                             ============






Statement of Changes in Net Assets

                                                                                        Six Months
                                                                                          Ended
                                                                                         4/30/98           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                     (unaudited)          10/31/97
                                                                                      ------------       ------------

OPERATIONS:
Net investment income                                                                 $14,731,076         $30,656,926
Net realized gain on investment transactions                                            1,442,101           2,152,165
Net change in unrealized appreciation or depreciation of investments                      350,052          15,004,813
                                                                                     ------------        ------------
Net increase in net assets resulting from operations                                   16,523,229          47,813,904
                                                                                     ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                               (14,934,222)        (30,372,431)
Class B                                                                                   (17,947)                 --
Institutional Class                                                                      (106,708)                 --
                                                                                     ------------        ------------
Total distributions                                                                   (15,058,877)        (30,372,431)
                                                                                     ------------        ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                                (3,497,491)        (39,259,157)
Class B                                                                                 1,921,250              25,000
Class Y                                                                                  (264,764)          4,183,098
                                                                                     ------------        ------------
Net change in net assets from trust share transactions                                 (1,841,005)        (35,051,059)
                                                                                     ------------        ------------
Net change in net assets                                                                 (376,653)        (17,609,586)
NET ASSETS:
Beginning of period                                                                   591,862,424         609,472,010
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $1,753,784 and
$2,081,584, respectively)                                                            $591,485,771        $591,862,424
                                                                                     ============        ============

The accompanying notes are an integral part of the financial statements.







Lutheran Brotherhood Money Market Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 1998
(unaudited)


ASSETS:
Investments in securities, at amortized cost and value                       $501,774,210
Cash                                                                            2,380,491
Interest receivable                                                             2,115,027
                                                                             ------------
Total assets                                                                  506,269,728
                                                                             ------------
LIABILITIES:
Dividends payable                                                                  39,524
Accrued expenses                                                                  361,485
                                                                             ------------
Total liabilities                                                                 401,009
                                                                             ------------
NET ASSETS                                                                   $505,868,719
                                                                             ============

NET ASSETS CONSIST OF:
Paid-in capital                                                              $505,868,719
                                                                             ============

Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $455,904,979 and 455,904,979 shares of
beneficial interest outstanding)                                                  $  1.00
                                                                                  =======

Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $25,201 and 25,201 shares of
beneficial interest outstanding)                                                  $  1.00
                                                                                  =======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $49,938,539 and 49,938,539 shares
of beneficial interest outstanding)                                               $  1.00
                                                                                  =======






Statement of Operations
Six Months Ended April 30, 1998
(unaudited)


INVESTMENT INCOME:
Income --
Interest income                                                             $  13,977,751
                                                                             ------------

Expenses --
Investment advisory fee                                                         1,212,729
Service plan fees:
Class A                                                                           544,345
Class B                                                                                31
Transfer agent services                                                           747,942
Custodian fee                                                                     182,413
Administrative personnel and services                                              48,509
Printing and postage                                                              224,740
Trust share registration costs                                                     59,160
Auditing fees                                                                       4,851
Legal fees                                                                          4,522
Trustees' fees                                                                      4,429
Miscellaneous                                                                       5,262
                                                                             ------------
Total expenses before expense reimbursement                                     3,038,933
Expense reimbursement from investment advisor                                    (796,738)
                                                                             ------------
Net expenses                                                                    2,242,195
                                                                             ------------
Net investment income                                                          11,735,556
                                                                             ============






Statement of Changes in Net Assets
                                                                                        Six Months
                                                                                          Ended
                                                                                         4/30/98           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                     (unaudited)          10/31/97
                                                                                      ------------       ------------


OPERATIONS:
Net investment income                                                                $  11,735,556       $  20,527,861
                                                                                      ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (10,479,619)        (20,527,861)
Class B                                                                                       (600)                 --
Institutional Class                                                                     (1,255,337)                 --
                                                                                      ------------        ------------
Total distributions                                                                    (11,735,556)        (20,527,861)
                                                                                      ------------        ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                                 39,626,146          (1,329,756)
Class B                                                                                        201              25,000
Institutional Class                                                                     (2,981,441)         52,919,980
                                                                                      ------------        ------------
Net increase in net assets from trust share transactions                                36,644,906          51,615,224
                                                                                      ------------        ------------
Net increase in net assets                                                              36,644,906          51,615,224
NET ASSETS:
Beginning of period                                                                    469,223,813         417,608,589
                                                                                      ------------        ------------
End of period                                                                         $505,868,719        $469,223,813
                                                                                      ============        ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Highlights


                                                                                                                 Institutional
                                                                                                    Class B          Class
                                                   Class A Shares                                    Shares          Shares
                    ----------------------------------------------------------------------------   ----------    ------------
For a share         Six Months                                                For the Period       Six Months     Six Months
outstanding           Ended        Year      Year       Year       Year       January 8, 1993         Ended          Ended
throughout           4/30/98       Ended     Ended      Ended      Ended    (effective date) to      4/30/98        4/30/98
each period (a)    (unaudited)   10/31/97   10/31/96   10/31/95   10/31/94     October 31,1993     (unaudited)    (unaudited)
                   ----------    --------   --------   --------   --------   -------------------    ----------   ------------

Net asset value,
beginning of
period               $12.97       $13.62     $13.83     $10.76     $10.66           $8.43            $12.97         $12.97

Income From
Investment
Operations:
-----------
Net investment
income                (0.01)       (0.07)     (0.11)     (0.09)     (0.06)          (0.07)            (0.02)            --
Net realized and
unrealized gain
(loss) on
investments (b)       (0.20)        0.91       2.63       3.16       0.16            2.30             (0.23)         (0.20)
                   --------     --------   --------   --------   --------        --------          --------       --------
Total from
investment
operations            (0.21)        0.84       2.52       3.07       0.10            2.23             (0.25)         (0.20)
                   --------     --------   --------   --------   --------        --------          --------       --------

Less Distributions:
-------------------
Distributions from
net realized
gain on investments   (0.44)       (1.49)     (2.73)        --         --              --             (0.44)         (0.44)
                   --------     --------   --------   --------   --------        --------          --------       --------
Total distributions   (0.44)       (1.49)     (2.73)      0.00       0.00            0.00             (0.44)         (0.44)
                   --------     --------   --------   --------   --------        --------          --------       --------
Net asset value,
end of period        $12.32       $12.97     $13.62     $13.83     $10.76          $10.66            $12.28         $12.33
                   ========     ========   ========   ========   ========        ========          ========       ========

Total investment
return at
net asset value (c)   (1.20%)       7.52%     21.27%     28.53%      0.94%          26.45%            (1.52%)        (1.12%)
Net assets, end of
period ($ millions)  $289.9       $311.4     $265.8     $165.7      $99.6           $40.8              $3.0           $3.4
Ratio of expenses
to average
net assets             1.29%(d,e)   1.29%      1.28%      1.43%      1.66%           2.33%(d)          2.07%(d,e)     1.04%(d,e)
Ratio of net
investment income to
average net assets    (0.21%)(d,e) (0.60%)    (0.92%)    (0.88%)    (0.83%)         (1.76%)(d)        (0.99%)(d,e)    0.04%(d,e)
Portfolio turnover
rate                     81%         136%       176%       213%        64%             97%               81%            81%
Average commission
rate (f)            $0.0584      $0.0524    $0.0488        N/A        N/A             N/A           $0.0584        $0.0584

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) Effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 1.54%, 2.32% and 1.29% and the ratio of net investment income to average net assets would have been -0.46%, -1.24% and -0.21%, respectively, for Class A, Class B and Institutional Class shares for the six month period ended April 30, 1998.

(f) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Highlights


                                                                                                          Institutional
                                                                                         Class B             Class
                                                            Class A Shares                Shares             Shares
                                                  ---------------------------------     ----------        ------------
                                                  Six Months       For the Period       Six Months         Six Months
                                                    Ended           May 30, 1997          Ended              Ended
For a share outstanding throughout                 4/30/98      (effective date) to      4/30/98            4/30/98
each period (a)                                  (unaudited)      October 31, 1997     (unaudited)        (unaudited)
                                                  ----------     -------------------    ----------        ------------

Net asset value, beginning of period               $10.33               $9.25             $10.33             $10.33
                                                 --------            --------           --------           --------

Income From Investment Operations:
----------------------------------
Net investment income                                0.36               (0.02)              0.29               0.39
Net realized and unrealized gain
(loss) on investments (b)                            0.94                1.10               0.97               0.92
                                                 --------            --------           --------           --------
Total from investment operations                     1.30                1.08               1.26               1.31
                                                 --------            --------           --------           --------

Less Distributions:
-------------------
Dividends from net investment income                (0.37)                 --              (0.37)             (0.37)
Distributions from net realized
gain on investments                                 (0.24)                 --              (0.24)             (0.24)
                                                 --------            --------           --------           --------
Total distributions                                 (0.61)                 --              (0.61)             (0.61)
                                                 --------            --------           --------           --------
Net asset value, end of period                     $11.02              $10.33             $10.98             $11.03
                                                 --------            ========           ========           ========

Total investment return at
net asset value (c)                                 13.58%              11.68%             13.17%             13.70%
Net assets, end of period ($ millions)              $28.2               $14.6               $4.0               $0.8
Ratio of expenses to average
net assets                                           1.95%(d,f)          1.95%(d,e)         2.70%(d,f)         1.70%(d,f)
Ratio of net investment income to
average net assets                                   5.63%(d,f)         (0.84%)(d,e)       (0.86%)(d,f)        7.37%(d,f)
Portfolio turnover rate                               365%                 94%               365%               365%
Average commission rate (g)                       $0.0600             $0.0588            $0.0600            $0.0600

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) Effective May 30, 1997 through October 31, 1997, LBRC has voluntarily undertaken to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses to an annual rate of 1.95% of the average daily net assets of the Fund. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 2.19% and the ratio of net investment income to average net assets would have been -1.08% for the Fund for the period from May 30, 1997 to October 31, 1997.

(f) Effective November 1, 1997 through October 31, 1998, and thereafter until further notice, LBRC has voluntarily undertaken to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70% and 1.70%, respectively, of the average daily net assets of the relevant class. In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 2.26%, 3.01% and 2.01% and the ratio of net investment income to average net assets would have been 5.32%, -1.17% and 7.06%, respectively, for Class A, Class B and Institutional Class shares for the six month period ended April 30, 1998.

(g) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Highlights

                                                                                                                  Institutional
                                                                                                      Class B         Class
                                                               Class A Shares                          Shares         Shares
                                           -----------------------------------------------------    ----------    ------------
                                            Six Months                          For the period from  Six Months     Six Months
                                              Ended            Year      Year   September 5, 1995      Ended          Ended
For a share outstanding throughout           4/30/98          Ended      Ended (effective date) to    4/30/98        4/30/98
each period (a)                            (unaudited)      10/31/97   10/31/96  October 31, 1995   (unaudited)     (unaudited)
                                           ----------       --------   --------  ----------------    ----------    ------------

Net asset value, beginning of period         $10.09          $9.48      $8.44         $8.50            $10.09         $10.09
                                           --------       --------   --------      --------          --------       --------

Income From Investment Operations:
----------------------------------
Net investment income                         (0.01)          0.02       0.04          0.01              0.03             --
Net realized and unrealized gain
(loss) on investments (b)                      1.38           0.67       1.02         (0.07)             1.31           1.39
                                           --------       --------   --------      --------          --------       --------
Total from investment operations               1.37           0.69       1.06         (0.06)             1.34           1.39
                                           --------       --------   --------      --------          --------       --------

Less Distributions:
-------------------
Dividends from net investment income          (0.04)         (0.04)     (0.02)           --             (0.04)         (0.04)
Distributions from net realized
gain on investments                           (0.14)         (0.04)        --            --             (0.14)         (0.14)
                                           --------       --------   --------      --------          --------       --------
Total distributions                           (0.18)         (0.08)     (0.02)           --             (0.18)         (0.18)
                                           --------       --------   --------      --------          --------       --------
Net asset value, end of period               $11.28         $10.09      $9.48         $8.44            $11.25         $11.30
                                           ========       ========   ========      ========          ========       ========

Total investment return at
net asset value (c)                           13.87%          7.38%     12.53%        (0.71%)           13.57%         14.07%
Net assets, end of period ($ millions)        $78.0          $75.1      $52.9         $14.0              $1.9           $8.3
Ratio of expenses to average net assets        1.84%(d,f)     1.82%      1.95%(e)      1.95%(d,e)        2.61%(d,f)     1.59%(d,f)
Ratio of net investment income to
average net assets                            (0.15%)(d,f)    0.17%      0.67%(e)      1.60%(d,e)       (0.11%)(d,f)    0.09%(d,f)
Portfolio turnover rate                           9%            17%        11%            0%                9%             9%
Average commission rate (g)                 $0.0205        $0.0226    $0.0216           N/A           $0.0205        $0.0205

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) Effective September 5, 1995 through October 31, 1996, LBRC had voluntarily undertaken to limit the Fund's expense ratio to 1.95% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 2.13% and 2.89% and the ratio of net investment income to average net assets would have been 0.49% and 0.66% respectively for the fund for the year ended October 31, 1996 and for the period from
    September 5, 1995 to October 31, 1995.

(f) Effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 2.09%, 2.86%, and 1.84%, and the ratio of net investment income to average net assets would have been -0.04%, -0.36%, and -0.16% respectively, for Class A, Class B and Institutional Class shares for the six month period ended April 30, 1998.

(g) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD FUND
Financial Highlights

                                                                                                                    Institutional
                                                                                                         Class B       Class
                                                   Class A Shares                                         Shares       Shares
                         ----------------------------------------------------------------------------   ----------  ------------
                          Six Months                                                                   Six Months    Six Months
For a share outstanding      Ended         Year         Year        Year      Year       Nine Months      Ended         Ended
throughout                   4/30/98       Ended        Ended       Ended     Ended         Ended        4/30/98       4/30/98
each period (a)           (unaudited)    10/31/97     10/31/96     10/31/95  10/31/94      10/31/93     (unaudited)   (unaudited)
                          ----------     --------     --------     --------  --------   --------------  ----------   ------------

Net asset value,
beginning of period         $26.98        $23.07       $21.19       $17.67     $18.85       $18.53        $26.98        $26.98
                          --------      --------     --------     --------   --------     --------      --------      --------

Income From
Investment Operations:
----------------------
Net investment income         0.06          0.19         0.20         0.22       0.19         0.29          0.01          0.10
Net realized and
unrealized gain
(loss) on investments (b)     5.06          5.68         3.33         3.52      (0.20)        1.04          5.01          5.05
                          --------      --------     --------     --------   --------     --------      --------      --------
Total from investment
operations                    5.12          5.87         3.53         3.74      (0.01)        1.33          5.02          5.15
                          --------      --------     --------     --------   --------     --------      --------      --------

Less Distributions:
-------------------
Dividends from net
investment income            (0.07)        (0.20)       (0.20)       (0.22)     (0.20)       (0.28)        (0.03)        (0.09)
Distributions from
net realized
gain on investments          (2.62)        (1.76)       (1.45)          --      (0.97)       (0.73)        (2.62)        (2.62)
                          --------      --------     --------     --------   --------     --------      --------      --------
Total distributions          (2.69)        (1.96)       (1.65)       (0.22)     (1.17)       (1.01)        (2.65)        (2.71)
                          --------      --------     --------     --------   --------     --------      --------      --------
Net asset value,
end of period               $29.41        $26.98       $23.07       $21.19     $17.67       $18.85        $29.35        $29.42
                          ========      ========     ========     ========   ========     ========      ========      ========

Total investment
return at
net asset value (c)          20.90%        26.99%       17.61%       21.34%     (0.11%)       7.41%        20.51%        21.06%
Net assets, end of
period ($ millions)       $1,185.3        $989.8       $768.8       $645.5     $548.6       $527.3         $13.6         $18.2
Ratio of expenses
to average net assets         0.84%(d,f)    0.88%(e)     0.97%        1.02%      1.04%        1.01%(d)      1.59%(d,f)    0.59%(d,f)
Ratio of net
investment income to
average net assets            0.45%(d,f)    0.76%(e)     0.94%        1.15%      1.10%        2.15%(d)     (0.38%)(d,f)   0.70%(d,f)
Portfolio turnover
rate                            24%           54%          91%         127%       234%         237%           24%           24%
Average commission
rate (g)                   $0.0602       $0.0599      $0.0664          N/A        N/A          N/A       $0.0602       $0.0602

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.92% and the ratio of net investment income to average net assets would have been 0.72% for the Fund for the year ended October 31, 1997.

(f) In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 1.14%, 1.89% and 0.89% and the ratio of net investment income to average net assets would have been 0.15%, -0.68% and 0.4% respectively, for Class A, Class B and
    Institutional Class shares for the six month period ended April 30, 1998.

(g) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Highlights

                                                                                                                     Institutional
                                                                                                         Class B        Class
                                                        Class A Shares                                    Shares        Shares
                         ----------------------------------------------------------------------------   ----------   ------------

                          Six Months                                                                                  Six Months
For a share outstanding     Ended        Year         Year        Year        Year       Nine Months      Ended         Ended
throughout                 4/30/98       Ended        Ended       Ended       Ended         Ended        4/30/98       4/30/98
each period (a)          (unaudited)    10/31/97     10/31/96    10/31/95    10/31/94      10/31/93    (unaudited)   (unaudited)
                         ----------     --------     --------    --------    --------  --------------  ----------    ------------

Net asset value,
beginning of period         $9.58        $9.21        $9.03       $8.86       $9.73        $9.12         $9.58          $9.58
                         --------     --------     --------    --------    --------     --------      --------       --------

Income From Investment
Operations:
----------------------
Net investment income        0.40         0.85         0.84        0.83        0.83         0.61          0.41           0.44
Net realized and
unrealized gain
(loss) on investments
(b)                          0.10         0.41         0.17        0.24       (0.86)        0.60          0.07           0.08
                         --------     --------     --------    --------    --------     --------      --------       --------
Total from investment
operations                   0.50         1.26         1.01        1.07       (0.03)        1.21          0.48           0.52
                         --------     --------     --------    --------    --------     --------      --------       --------

Less Distributions:
-------------------
Dividends from net
investment income           (0.43)       (0.86)       (0.83)      (0.85)      (0.82)       (0.60)        (0.41)         (0.44)
Distributions from
net realized
gain on investments         (0.18)       (0.03)          --       (0.05)      (0.02)          --         (0.18)         (0.18)
                         --------     --------     --------    --------    --------     --------      --------       --------
Total distributions         (0.61)       (0.89)       (0.83)      (0.90)      (0.84)       (0.60)        (0.59)         (0.62)
                         --------     --------     --------    --------    --------     --------      --------       --------
Net asset value,
end of period               $9.47        $9.58        $9.21       $9.03       $8.86        $9.73         $9.47          $9.48
                         ========     ========     ========    ========    ========     ========      ========       ========
Total investment
return at
net asset value (c)          5.45%       14.43%       11.64%      12.93%      (0.47%)      13.72%         5.20%          5.68%
Net assets, end of
period ($ millions)       $872.3       $862.9       $703.1      $594.3      $499.6       $440.3         $11.5          $57.9
Ratio of expenses
to average
net assets                   0.82%(d,f)   0.84%(e)     0.91%       0.93%       0.95%        0.94%(d)      1.58%(d,f)     0.57%(d,f)
Ratio of net
investment income to
average net assets           9.15%(d,f)   9.14%(e)     9.23%       9.53%       8.92%        8.72%(d)      8.88%(d,f)     9.42%(d,f)
Portfolio turnover
rate                           45%         113%         104%         71%         50%          66%           45%            45%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.88% and the ratio of net investment income to average net assets would have been 9.10% for the Fund for the year ended October 31, 1997.

(f) In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 1.12%, 1.88% and 0.87% and the ratio of net investment income to average net assets would have been 8.85%, 8.58% and 9.12% respectively, for Class A, Class B and
    Institutional Class shares for the six month period ended April 30, 1998.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Financial Highlights

                                                                                                                   Institutional
                                                                                                        Class B        Class
                                                        Class A Shares                                   Shares       Shares
                         ----------------------------------------------------------------------------  ----------   ------------

                          Six Months                                                                   Six Months    Six Months
For a share outstanding     Ended        Year        Year         Year        Year      Nine Months      Ended          Ended
throughout                 4/30/98       Ended       Ended        Ended       Ended        Ended        4/30/98        4/30/98
each period (a)          (unaudited)   10/31/97     10/31/96     10/31/95    10/31/94     10/31/93    (unaudited)    (unaudited)
                         ----------    --------     --------     --------    --------  --------------  ----------  ------------

Net asset value,
beginning of period        $8.61         $8.50        $8.72        $8.01       $9.43        $9.10        $8.61          $8.61
                        --------      --------     --------     --------    --------     --------     --------       --------

Income From Investment
Operations:
----------------------
Net investment income       0.27          0.55         0.57         0.59        0.58         0.47         0.25           0.28
Net realized and
unrealized gain
(loss) on investments
(b)                         0.04          0.11        (0.19)        0.69       (1.19)        0.33         0.03           0.04
                        --------      --------     --------     --------    --------     --------     --------       --------
Total from investment
operations                  0.31          0.66         0.38         1.28       (0.61)        0.80         0.28           0.32
                        --------      --------     --------     --------    --------     --------     --------       --------

Less Distributions:
----------------------
Dividends from net
investment income          (0.28)        (0.55)       (0.60)       (0.57)      (0.56)       (0.47)       (0.26)         (0.29)
Distributions from net
realized
gain on investments           --            --           --           --       (0.25)          --           --             --
                        --------      --------     --------     --------    --------     --------     --------       --------
Total distributions        (0.28)        (0.55)       (0.60)       (0.57)      (0.81)       (0.47)       (0.26)         (0.29)
                        --------      --------     --------     --------    --------     --------     --------       --------
Net assets, end of
period                     $8.64         $8.61        $8.50        $8.72       $8.01        $9.43        $8.63          $8.64
                        ========      ========     ========     ========    ========     ========     ========       ========

Total return
investment return
at net asset value
(c)                         3.63%         8.05%        4.56%       16.53%      (6.81%)       8.97%        3.25%          3.75%
Net assets, end of
period ($ millions)       $738.7        $778.0       $871.0       $942.1      $907.2     $1,042.2         $3.2          $18.4
Ratio of expenses to
average
net assets                  0.79%(d,g)    0.80%(f)     0.83%        0.83%       0.82%        0.80%(d,e)   1.56%(d,g)     0.54%(d,g)
Ratio of net
investment income to
average net assets          6.30%(d,g)    6.44%(f)     6.61%        7.01%       6.77%        6.87%(d,e)   5.68%(d,g)     6.55%(d,g)
Portfolio turnover
rate                          45%           97%         142%         131%        155%          84%          45%            45%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) During the nine month period ended October 31, 1993, LBRC undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.10% of average daily net assets. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.90% and the ratio of net investment income to average net assets would have been
    6.77% for the nine month period ended October 31, 1993.

(f) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 6.40% for the Fund for the year ended October 31, 1997.

(g) In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 1.09%, 1.86% and 0.84% and the ratio of net investment income to average net assets would have been 6.00%, 5.38% and 6.25% respectively, for Class A, Class B and
    Institutional Class shares for the six month period ended April 30, 1998.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Highlights

                                                                                                                    Institutional
                                                                                                         Class B        Class
                                                        Class A Shares                                    Shares        Shares
                         ----------------------------------------------------------------------------   ----------   ------------

                          Six Months                                                                   Six Months     Six Months
For a share outstanding     Ended       Year         Year         Year        Year      Nine Months       Ended         Ended
throughout                 4/30/98      Ended        Ended        Ended       Ended        Ended         4/30/98       4/30/98
each period (a)          (unaudited)   10/31/97     10/31/96     10/31/95    10/31/94     10/31/93     (unaudited)   (unaudited)
                         ----------    --------     --------     --------    --------  --------------  ----------   ------------

Net asset value,
beginning of period        $8.85         $8.60        $8.58        $7.88       $9.00        $8.52        $8.85          $8.85
                        --------      --------     --------     --------    --------     --------     --------       --------

Income From Investment
Operations:
------------------------
Net investment income       0.19          0.45         0.44         0.45        0.46         0.37         0.20           0.24
Net realized and
unrealized gain (loss)
on investments (b)          0.06          0.24         0.01         0.70       (0.96)        0.51         0.01           0.02
                        --------      --------     --------     --------    --------     --------     --------       --------

Total from
investment operations       0.25          0.69         0.45         1.15       (0.50)        0.88         0.21           0.26
                        --------      --------     --------     --------    --------     --------     --------       --------

Less Distributions:
------------------------
Dividends from net
investment income          (0.23)        (0.44)       (0.43)       (0.45)      (0.46)       (0.37)       (0.20)         (0.24)
Distributions from
net realized gain
on investments                --            --           --           --       (0.16)       (0.03)          --             --
                        --------      --------     --------     --------    --------     --------     --------       --------

Total distributions        (0.23)        (0.44)       (0.43)       (0.45)      (0.62)       (0.40)       (0.20)         (0.24)
                        --------      --------     --------     --------    --------     --------     --------       --------

Net asset value,
end of period              $8.87         $8.85        $8.60        $8.58       $7.88        $9.00        $8.86          $8.87
                        ========      ========     ========     ========    ========     ========     ========       ========

Total investment return
at net asset value (c)      2.78%         8.28%        5.33%       14.97%     (5.93%)      10.73%        0.024           2.91%
Net assets, end of
period ($ millions)       $585.6        $591.9       $609.5       $628.7     $595.2       $629.7          $1.9           $3.9
Ratio of expenses
to average
net assets                  0.69%(d,g)    0.70%(f)     0.74%       0.74%       0.75%       0.74%(d,e)     1.45%(d,g)     0.44%(d,g)
Ratio of net investment
income to average
net assets                  4.97%(d,g)    5.13%(f)     5.14%       5.43%       5.44%       5.69%(d,e)     4.32%(d,g)     5.22%(d,g)
Portfolio turnover rate        7%           18%          33%         36%         38%         46%             7%             7%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

(e) During the nine month period ended October 31, 1993, LBRC undertook a voluntary reduction of the Fund's investment advisory fee equal to 0.05% of average daily net assets. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.79% and the ratio of net investment income to average net assets would have been
    5.64% for the nine month period ended October 31, 1993.

(f) Effective January 1, 1997, LBRC has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LBRC not undertaken this waiver, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 5.09% for the Fund for the year ended October 31, 1997.

(g) In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 0.99%, 1.75% and 0.74% and the ratio of net investment income to average net assets would have been 4.67%, 4.02% and 4.92%, respectively, for Class A, Class B and
    Institutional Class shares for the six month period ended April 30, 1998.

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Highlights


                                                                                                                    Institutional
                                                                                                         Class B        Class
                                                        Class A Shares                                    Shares        Shares
                         ----------------------------------------------------------------------------   ----------   ------------

                        Six Months                                                                     Six Months    Six Months
For a share outstanding    Ended        Year        Year         Year         Year      Nine Months       Ended        Ended
throughout                4/30/98       Ended       Ended        Ended        Ended        Ended         4/30/98      4/30/98
each period (a)         (unaudited)    10/31/97    10/31/96     10/31/95     10/31/94     10/31/93     (unaudited)  (unaudited)
                         ----------    --------    --------     --------     --------  --------------  ----------   ------------
Net asset value,
beginning of period        $1.00         $1.00       $1.00        $1.00        $1.00        $1.00        $1.00          $1.00
                        --------      --------    --------     --------     --------     --------     --------       --------
Net investment
income from
investment operations       0.02          0.05        0.05         0.05         0.03         0.02        0.02            0.03
Less: Dividends from net
investment income          (0.02)        (0.05)      (0.05)       (0.05)       (0.03)       (0.02)       (0.02)         (0.03)
                        --------      --------    --------     --------     --------     --------     --------       --------
Net asset value,
end of period              $1.00         $1.00       $1.00        $1.00        $1.00        $1.00        $1.00          $1.00
                        ========      ========    ========     ========     ========     ========     ========       ========

Total investment
return at net
asset value (b)             2.41%         4.74%       4.63%        4.95%        2.89%        1.63%        2.41%          2.54%
Net assets, end of
period ($ millions)       $455.9        $469.2      $417.6       $341.1       $276.9       $275.1        $0.03          $49.9
Ratio of expenses
to average
net assets                  0.95%(c,e)    0.95%(d)    1.01%(d)     1.10%(d)     1.10%(d)     1.10%(c,d)   0.95%(c,e)     0.70%(c,e)
Ratio of net
investment income to
average net assets          4.81%(c,e)    4.64%(d)    4.53%(d)     4.85%(d)     2.85%(d)     2.16%(c,d)   4.81%(c,e)     5.06%(c,e)

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(c) Computed on an annualized basis.

(d) Effective February 1, 1992 through March 31, 1996, Lutheran Brotherhood Research Corp. (LBRC) had voluntarily undertaken to limit the Fund's expense ratio to 1.10% of annual average daily net assets. Effective April 1, 1996 through October 31, 1997,
    LBRC voluntarily lowered the expense limit prospectively to 0.95% of average daily net assets. Had LBRC not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.05%, 1.07%, 1.18% ,1.36%, 1.44% and
    1.23% and the ratio of net investment income to average net assets would have been 4.35%, 4.47%, 4.77%, 2.59%, 1.82% and 2.63%, respectively, for the years ended October 31, 1997, 1996, 1995 and 1994, the nine month period ended October 31, 1993 and the year ended January 31, 1993.

(e) Effective November 1, 1997 through October 31, 1998, and thereafter until further notice, LBRC has voluntarily undertaken to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the
    Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 0.95%,
    0.95% and 0.70%, respectively, of the average daily net assets of the relevant class. In addition to the aforementioned waiver, effective November 1, 1997, LBRC voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. Had LBRC not undertaken these waivers, the ratio of expenses to average net assets would have been 1.28%, 1.28% and 1.03% and the ratio of net investment income to average net assets would have been 4.48%, 4.48% and
    4.73%, respectively, for Class A, Class B and Institutional Class shares for the six month period ended April 30, 1998.

The accompanying notes are an integral part of the financial statements.


THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
April 30, 1998
(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eight series (the "Fund(s)"), each with its own investment objective and policies. The eight Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund. The Lutheran Brotherhood Mid Cap Growth Fund's registration was declared effective by the Securities and Exchange Commission and began operations as a series of The Lutheran Brotherhood Family of Funds on May 30, 1997.

Effective October 31, 1997, the Funds implemented a multiple class structure whereby each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The shares outstanding prior to October 31, 1997 were designated as Class A shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, World Growth Fund, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth and World Growth Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses) and paid monthly for the Money Market Fund. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The LB World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $151,250, from such fees for the six month period ended April 30, 1998.

Organization Costs

Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions in pursuit of their investment objectives. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth Fund, 0.75% for the first $100 million , 0.65% for the next $150 million, 0.60% for the next $250 million, 0.55% for the next $500 million, and 0.50% for net assets over $1 billion; Mid Cap Growth Fund, 0.70% for the first $100 million, 0.65% for the next $150 million, 0.60% for the next $250 million, 0.55% for the next $500 million, and 0.50% for net assets over $1 billion; World Growth Fund, 1.25% for the first $20 million, 1.10% for the next $30 million, and 1.0% of net assets over $50 million; LB Fund and High Yield Fund, 0.65% for the first $500 million, 0.60% for the next $500 million, and 0.55% for net assets over $1 billion; Income Fund, 0.60% for the first $500 million, 0.575% for the next $500 million, and 0.55% for net assets over $1 billion; Municipal Bond Fund, 0.575% for the first $500 million, 0.5625% for the next $500 million, and 0.55% for net assets over $1 billion; Money Market Fund, 0.50% for the first $500 million, 0.475% for the next $500 million, 0.45% for the next $500 million, 0.425% for the next $500 million, and 0.40% for net assets over $2 billion.

Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee for each of the Funds equal to 0.25% of the average daily net assets of the Fund. This 0.25% waiver applies to the contractual rates of compensation in the previous paragraph at each level of average daily net assets.

Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has further undertaken, until October 31, 1998 and thereafter until further notice, to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70% and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B and Institutional class shares to 0.95%, 0.95%, and 0.70%, respectively of the average net assets of the relevant class.

LB Research pays Rowe Price - Fleming International, Inc. an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. LB Research pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the Lutheran Brotherhood World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets. The total dollar amount paid by LB Research to Rowe Price Fleming under the investment sub-advisory contract for LB World Growth Fund for the six months ended April 30, 1998 was $198,747.

Effective May 15, 1998, LB Research will commence to pay T. Rowe Price an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity Growth Fund. The fee payable will be equal to 0.30% of that Fund's average daily net assets up to $500 million, 0.25% for the next $500 million and 0.20% for net assets over $1 billion.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the LB Money Market Fund. Under the 12b-1 Plan, the Funds each pay Lutheran Brotherhood Securities Corp. (LB Securities) at an annual rate of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund.

In addition, the Trust has adopted shareholder servicing plans for Class A and Class B shares of each of the Funds (the "Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, each Fund pays LB Securities an annual fee of 0.25% of the average daily net assets of the Class A and Class B shares for financing various shareholder servicing activities.

Sales Charges and Other Fees

For the six months ended April 30, 1998, LB Securities, the Trust's distributor, received sales charges paid by shareholders on sales of Class A Fund shares of: Opportunity Growth Fund, $472,182; Mid Cap Growth Fund, $226,445; World Growth Fund, $162,841; LB Fund, $1,351,771;
High Yield Fund, $1,907,663; Income Fund, $537,553; and Municipal Bond Fund, $400,196. Sales charges advanced to broker/dealers by LB Securities on sales of the Fund's Class B shares for the six months ended April 30, 1998 were: Opportunity Growth Fund, $99,701; Mid Cap Growth Fund, $122,821; World Growth Fund, $57,509; LB Fund, $417,735; High Yield Fund, $365,936; Income Fund, $102,847, and Municipal Bond Fund, $61,499. During the six months ended April 30, 1998, LB Securities also received aggregate contingent deferred sales charges of $2,740 paid by shareholders of the Trust upon redemption of Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provides certain administrative personnel and services to the Funds and received the following compensation for the six months ended April 30,1998:
Opportunity Growth Fund, $28,870; Mid Cap Growth Fund, $2,176; World Growth Fund, $7,950; LB Fund, $108,133; High Yield Fund, $89,483; Income Fund, $76,453; Municipal Bond Fund, $59,313; and Money Market Fund, $48,509.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement and received the following compensation: Opportunity Growth Fund, $620,322; Mid Cap Growth Fund, $80,326; World Growth Fund, $192,833; LB Fund, $988,339; High Yield Fund, $661,492; Income Fund, $603,742; Municipal Bond Fund, $237,913; and Money Market Fund, $747,942.

The Funds have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a portion of their trustee fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LBRC and LBSC; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended April 30, 1998, distributions from net realized capital gains of $10,519,014, $425,326, $1,209,872, $96,194,374 and $16,591,227, were paid by the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund and the LB High Yield Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1997.

(5) CAPITAL LOSS CARRYOVER

At October 31, 1997, the LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:
                                  Income              Municipal Bond
           Year                    Fund                   Fund
   ------------------     ---------------------     ------------------
           2002                $37,081,944               $3,461,322
           2003                         --                  134,719
           2004                  8,472,280                       --
                            --------------           --------------
           Total               $45,554,224               $3,596,041
                            ==============           ==============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $1,001,322, $13,233, $184,189, $323,286,
$1,061,368, $267,574, and $2,233,555 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1997 for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended April 30, 1998, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                                  $thousands
                                      ----------------------------------
Fund                                        Purchases         Sales
------------------------------------------------------------------------
Opportunity Growth                          $218,889        $231,071
Mid Cap Growth Fund                           89,915          74,252
World Growth Fund                             10,073           7,077
LB Fund                                      251,403         250,700
High Yield                                   444,450         389,237
Income                                       211,027         287,545
Municipal Bond                                43,404          46,026

Purchases and sales of U.S. Government securities were:

                                                  $thousands
                                      ----------------------------------
Fund                                        Purchases         Sales
------------------------------------------------------------------------
LB Fund                                    $    909         $ 2,581
Income                                      126,766          52,975

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $53,500 at April 30, 1998, which represented .0001% of net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 1998 were as follows:

                                            Opportunity Growth
                                  -------------------------------------
                                      Number of              Premium
                                      Contracts               Amount
                                  --------------         --------------
Balance at October 31, 1997               1,791                $751,131
Opened                                       --                      --
Closed                                     (179)                (96,429)
Expired                                    (136)                (55,052)
Exercised                                (1,476)               (599,650)
                                   ------------            ------------
Balance at April 30, 1998                    --                $     --
                                   ============            ============

                                                Income Fund
                                  -------------------------------------
                                      Number of              Premium
                                      Contracts               Amount
                                  --------------         --------------

Balance at October 31, 1997                 400                $133,272
Opened                                    2,650                 970,369
Closed                                   (2,750)               (983,382)
Expired                                      --                      --
Exercised                                    --                      --
                                   ------------            ------------
Balance at April 30, 1998                   300                $120,259
                                   ============            ============

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(7) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:


LB OPPORTUNITY GROWTH FUND:

                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1997            Shares         Amount          Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  5,905,439     $69,165,678           1,928         $25,000         268,205     $3,478,617
Dividends and
distributions reinvested              2,555,559      29,593,578              --              --              --             --
Redeemed                             (4,240,983)    (50,512,106)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            4,220,015      $48,247,150          1,928         $25,000         268,205     $3,478,617
                                   ============    =============   ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  1,872,168     $22,246,825         246,379      $2,912,330              16           $200
Dividends and
distributions reinvested                946,015      10,312,714           1,587          17,289           7,970         86,876
Redeemed                             (3,016,213)    (35,671,368)         (3,108)        (37,264)         (3,099)       (37,873)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                             (198,030)     ($3,111,829)       244,858      $2,892,355           4,877        $49,203
                                   ============    =============   ============    ============    ============   ============




LB MID CAP GROWTH FUND:

                                             Class A                         Class B (*)              Institutional Class (*)
For the period from May 30, 1997   ----------------------------    ----------------------------    ---------------------------
(effective date)
through October 31, 1997              Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------

Sold                                 1,450,459      $14,716,873           2,420         $25,000          51,634       $533,378
Dividends and
distributions reinvested                    --               --              --              --              --             --
Redeemed                               (91,390)        (950,501)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            1,359,069     $13,766,372           2,420         $25,000          51,634       $533,378
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  1,348,754     $14,075,293         360,872      $3,752,519          13,135       $135,709
Dividends and
distributions reinvested                103,705         976,905           3,674          34,580           4,202         39,582
Redeemed                               (251,834)     (2,690,486)         (2,022)        (20,461)             --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            1,200,625     $12,361,712         362,524      $3,766,638          17,337       $175,291
                                   ============    ============    ============    ============    ============   ============




LB World Growth Fund:
                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------
Year Ended October 31, 1997            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------
Sold                                  2,771,231     $28,247,203           2,478         $25,000         723,689     $7,302,027
Dividends and
distributions reinvested                 45,757         442,919              --              --              --             --
Redeemed                             (1,679,423)    (17,088,602)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            1,137,565     $11,601,520           2,478         $25,000         723,689     $7,302,027
                                   ============    ============    ============    ============    ============   ============


Six Months Ended April 30, 1998
---------------------------------
Sold                                    809,769      $8,537,415         168,420      $1,806,900         13,451        $134,060
Dividends and
distributions reinvested                124,865       1,213,726             477           4,625            625           6,083
Redeemed                               (744,097)     (7,813,750)           (608)         (7,104)            --              --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                              190,537      $1,937,391         168,289      $1,804,421          14,076       $140,143
                                   ============    ============    ============    ============    ============   ============

LB Fund:
                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------

Year Ended October 31, 1997           Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------

Sold                                  4,207,081    $105,635,206             927         $25,000         542,163    $14,627,549
Dividends and
distributions reinvested              2,796,737      64,235,302              --              --              --             --
Redeemed                             (4,178,880)   (106,385,820)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            2,824,938     $63,484,688             927         $25,000         542,163    $14,627,549
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  2,447,067    $67,404,844          458,538     $12,681,655          55,853     $1,534,864
Dividends and
distributions reinvested              3,875,434     95,334,975            6,446         158,266          36,915        909,122
Redeemed                             (2,163,736)   (59,762,699)          (3,868)       (111,728)        (14,651)      (417,458)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            4,158,765    $102,977,120         461,116     $12,728,193          78,117     $2,026,528
                                   ============    ============    ============    ============    ============   ============


LB High Yield Fund:
                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------

Year Ended October 31, 1997            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------

Sold                                 19,214,316    $178,869,458           2,610         $25,000       5,314,802    $50,915,801
Dividends and
distributions reinvested              5,475,615      50,814,451              --              --              --             --
Redeemed                            (16,218,071)   (152,343,508)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            8,471,860     $77,340,401           2,610         $25,000       5,314,802    $50,915,801
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  9,374,058     $89,409,302       1,197,605     $11,417,994         738,463     $7,029,131
Dividends and
distributions reinvested              4,095,509      38,600,620          19,782         187,579         113,289      1,068,025
Redeemed                             (6,196,042)    (59,074,016)        (10,658)       (104,207)        (56,730)      (542,506)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                            7,273,525     $68,935,906       1,206,729     $11,501,366         795,022     $7,554,650
                                   ============    ============    ============    ============    ============   ============


LB Income Fund:

                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------

Year Ended October 31, 1997            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------

Sold                                  4,334,735     $36,746,239           2,904         $25,000       2,110,937    $18,175,170
Dividends and
distributions reinvested              4,686,641      39,615,137              --              --              --             --
Redeemed                            (23,296,755)   (197,623,659)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                          (14,275,379)  ($121,262,283)          2,904         $25,000       2,110,937    $18,175,170
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  2,831,881     $24,504,561         369,128      $3,191,290         134,390     $1,158,398
Dividends and
distributions reinvested              2,147,597      18,509,285           4,145          35,762          44,065        379,757
Redeemed                             (7,729,423)    (66,855,158)         (4,515)        (40,123)       (164,444)    (1,418,386)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                           (2,749,945)   ($23,841,312)        368,758      $3,186,929          14,011       $119,769
                                   ============    ============    ============    ============    ============   ============


LB Municipal Bond Fund:
                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------

Year Ended October 31, 1997            Shares          Amount         Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------

Sold                                  3,478,212     $30,173,502           2,825         $25,000         472,666     $4,183,098
Dividends and
distributions reinvested              2,700,258      23,380,685              --              --              --             --
Redeemed                            (10,686,508)    (92,813,344)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                           (4,508,038)   ($39,259,157)          2,825         $25,000         472,666     $4,183,098
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
---------------------------------
Sold                                  2,314,456     $20,746,173         212,709      $1,905,937           8,533        $76,331
Dividends and
distributions reinvested              1,277,779      11,429,779           1,754          15,673          11,597        103,698
Redeemed                             (3,980,419)    (35,673,443)             (8)           (360)        (49,558)      (444,793)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                             (388,184)    ($3,497,491)        214,455      $1,921,250         (29,428)     ($264,764)
                                   ============    ============    ============    ============    ============   ============


LB Money Market Fund:
                                             Class A                         Class B (*)              Institutional Class (*)
                                   ----------------------------    ----------------------------    ---------------------------

Year Ended October 31, 1997           Shares          Amount          Shares          Amount          Shares         Amount
---------------------------------  ------------    ------------    ------------    ------------    ------------   ------------


Sold                                754,520,380    $754,520,379          25,000         $25,000      52,919,980    $52,919,980
Dividends and
distributions reinvested             19,916,469      19,916,469              --              --              --             --
Redeemed                           (775,766,605)   (775,766,604)             --              --              --             --
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                           (1,329,756)    ($1,329,756)         25,000         $25,000      52,919,980    $52,919,980
                                   ============    ============    ============    ============    ============   ============

Six Months Ended April 30, 1998
--------------------------------------------
Sold                                427,278,373    $427,278,373             200            $200      28,234,321    $28,234,321
Dividends and
distributions reinvested             10,303,041      10,303,041               1               1       1,222,568     $1,222,568
Redeemed                           (397,955,268)   (397,955,268)             --              --     (32,438,330)   (32,438,330)
                                   ------------    ------------    ------------    ------------    ------------   ------------
Net Change                           39,626,146     $39,626,146             201            $201      (2,981,441)   ($2,981,441)
                                   ============    ============    ============    ============    ============   ============
*Transactions in Class B and Institutional Class Shares recorded by the Fund on October 31, 1997, the inception date of the new offerings.






THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
LUTHERAN BROTHERHOOD WORLD GROWTH FUND
LUTHERAN BROTHERHOOD FUND
LUTHERAN BROTHERHOOD HIGH YIELD FUND
LUTHERAN BROTHERHOOD INCOME FUND
LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Noel K. Estenson
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

OFFICERS

Rolf F. Bjelland                    Wade M. Voigt
Chairman and President              Treasurer

James R. Olson                      Rand E. Mattsson
Vice President                      Assistant Treasurer

James M. Walline                    James M. Odland
Vice President                      Assistant Secretary

Otis F. Hilbert                     Randall L. Wetherille
Secretary and Vice President        Assistant Secretary

Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.

[LUTHERAN BROTHERHOOD LOGO]

LUTHERAN BROTHERHOOD
SECURITIES CORP.

625 Fourth Avenue South
Minneapolis, Minnesota 55415

Bulk Rate
U.S. Postage
PAID
Minneapolis, MN
Permit No.1529

SC 502

[GRAPHIC OF PRINTED WITH SOY INK LOGO OMITTED]